AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
December 15, 2015
1933 ACT FILE NO. 002-38679
1940 ACT FILE NO. 811-02064

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 78	[X]

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 78	[X]

Pax World Funds Series Trust I
(Exact Name of Registrant as Specified in Charter)

30 Penhallow Street, Suite 400
Portsmouth, New Hampshire 03801
(Address of Principal Executive Offices) (Zip Code)

(800) 767-1729
(Registrant’s Area Code and Telephone Number)

Joseph F. Keefe
Pax World Management LLC
30 Penhallow Street, Suite 400
 Portsmouth, New Hampshire 03801
(Name and Address of Agent for Service)

Copies of Communications to:

Gregory D. Sheehan, Esq.
Brian D. McCabe, Esq.
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

Approximate Date of Proposed Public Offering: As soon as possible following the effectiveness of this registration statement.

It is proposed that this filing will become effective (check appropriate box):
[   ]            Immediately upon filing pursuant to paragraph (b)
[   ]            On (date) pursuant to paragraph (b)
[   ]            60 days after filing pursuant to paragraph (a)(1)
[   ]            On (date) pursuant to paragraph (a)(1)
[X]            75 days after filing pursuant to paragraph (a)(2)
[   ]            On (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:
[   ]            This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pax World Mid Cap Fund

(the "Mid Cap Fund" or the “Fund”)

Summary of Key Information

Investment Objective
The Mid Cap Fund's investment objective is to seek long-term growth of capital.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Class, Individual Investor Class, Class A or Class R shares of the Mid Cap Fund. You may qualify for sales charge discounts for Class A shares if you and your spouse or minor children invest, or agree to invest in the future, at least $50,000 in Class A shares of the Mid Cap Fund. More information about these and other discounts is available from your financial intermediary, under "Shareholder Guide—Sales Charges" on page 92 of this Prospectus and under "Distribution and Shareholder Services—Sales Charge Reductions and Waivers" in the Statement of Additional Information.

Shareholder Fees (Fees Paid Directly From Your Investment)

	Institutional Class, Indiv. Investor Class and Class R	Class A
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	5.50%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	None	1.00%	[1]
Wire Redemption Fee[2]	$10.00	$10.00

	Institutional Class	Indiv. Investor Class and Class A	Class R
Annual Fund Operating Expenses (Expenses You Pay Each Year as a Percentage of the Value of Your Investment):
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	0.50%
Other Expenses	0.66%	0.66%	0.66%
Total Annual Fund Operating Expenses	1.41%	1.66%	1.91%
Contractual Reimbursements[3]	(0.42)%	(0.42)%	(0.42)%
Net Annual Fund Operating Expenses	0.99%	1.24%	1.49%

[1]	This charge applies to investors who purchase $1 million or more of Class A shares without an initial sales charge and redeem them within 18 months of purchase, with certain exceptions. See "Shareholder Guide—Sales Charges."
[2]	The Fund charges a fee of $10.00 for each wire redemption, subject to change without notice.
[3]	The Mid Cap Fund's investment adviser has contractually agreed to reimburse expenses (excluding acquired fund fees and expenses, if any) allocable to Institutional Class, Individual Investor Class, Class A and Class R shares of the Mid Cap Fund to the extent such expenses exceed 0.99%, 1.24%, 1.24% and 1.49% of the average daily net assets of Institutional Class, Individual Investor Class, Class A and Class R shares, respectively. This reimbursement arrangement may not be amended or terminated without the approval of the Fund's Board of Trustees before December 31, 2016.

Example of Expenses
This example is intended to help you compare the cost of investing in Institutional Class, Individual Investor Class, Class A and Class R shares of the Mid Cap Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Institutional Class, Individual Investor Class, Class A or Class R shares of the Mid Cap Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Mid Cap Fund's operating expenses remain the same throughout those periods. Although an investor's actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 years	5 years	10 years
Institutional Class	$101	$405	$731	$1,655
Individual Investor Class	$126	$482	$863	$1,930
Class A	$669	$1,006	$1,365	$2,374
Class R	$152	$559	$993	$2,199

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in "Annual Fund Operating Expenses" or in the "Example of Expenses," affect the Mid Cap Fund's performance. Because the Mid Cap Fund is a newly-formed fund that has yet to commence operations, no prior fiscal year turnover rate is available.

Principal Investment Strategies
The Mid Cap Fund follows a sustainable investing approach, combining rigorous financial analysis with equally rigorous environmental, social and governance (ESG) analysis in order to identify investments.

Under normal market conditions, the Mid Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell Midcap Index as measured by market capitalization. As of April 7, 2015, the Russell Midcap Index included companies with market capitalizations ranging from approximately $5 million to $7.3 billion.

The Mid Cap Fund selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. The portfolio manager may overweight or underweight specific sectors and may take concentrated positions, which could lead to increased volatility. The Mid Cap Fund is not constrained by any particular investment style, and may therefore invest in "growth" stocks, "value" stocks or a combination of both. Additionally, it may buy stocks in any sector or industry.

The Mid Cap Fund may invest up to 45% of its assets in securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"), but may invest no more than 25% of its assets in securities of non-U.S. issuers other than ADRs. The Mid Cap Fund's investments in securities of non-U.S. issuers, if any, may be diversified across multiple countries or geographic regions, or may be focused in a single country or geographic region.

The Mid Cap Fund may utilize derivatives for hedging and for investment purposes.

Principal Risks

• Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Fund's investments.

• Derivatives Risk Derivatives involve special risks and may result in losses. The values of derivatives can be very volatile, especially in unusual market conditions, and that volatility can be exacerbated by the use of leverage, which is common for derivative strategies. Derivatives may be illiquid, and may also be subject to the risk of nonperformance by a transaction counterparty. The Fund may not be able to enter into, or terminate, a derivatives position when desired. Derivatives are also subject to the risks of mispricing and improper valuation, and may increase the amount of taxes payable by shareholders.

• Non-U. S. Securities Risk Non-U.S. securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-U.S. markets may differ from U.S. markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-U.S. investments are also subject to the effects of local political, social, diplomatic or economic events.

• Turnover Risk Frequent changes in the securities held by a Fund increases the Fund's transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund's performance.

• Growth Securities Risk Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

• Small and Medium-Sized Capitalization Company Risk Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

• Value Securities Risk Value securities are securities the investment adviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

As with all mutual funds, investors may lose money by investing in the Mid Cap Fund.

The foregoing descriptions are only summaries. Please see "About the Fund—Risks" on page 71 for more detailed descriptions of the foregoing risks.

Performance Information

Because the Mid Cap Fund is a newly-formed fund that has yet to commence operations, no performance information is available.

Investment Adviser
Pax World Management LLC ("PWM") is the investment adviser for the Mid Cap Fund.

Portfolio Manager
The following provides additional information about the individual portfolio manager who has primary responsibility for managing the Mid Cap Fund's investments.

Portfolio Manager	Since	Title
Nathan Moser	2015	Portfolio Manager

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to "Important Additional Information About the Fund" on page 58.

Important Additional Information About the Fund

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight delivery (Pax World Mutual Funds, C/O BFDS, 30 Dan Road, Suite 55370, Canton, MA 02021-2809), by mail (Pax World Mutual Funds, P.O. Box 55370, Boston, MA 02205-5370), by telephone (1-800-372-7827) or via the internet at www.paxworld.com.

The Fund’s initial and subsequent investment minimums generally are as follows. Your financial intermediary may have set higher investment minimums.

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class	$250,000	None
Individual Investor Class	1,000	$50
Class A	1,000	50
Class R	0	0

Taxes
The Fund intends to make distributions that generally will be taxable to shareholders as ordinary income, qualified dividend income or capital gains, unless you are a tax-exempt investor or otherwise invest through a tax-advantaged account, such as an IRA or 401(k) plan. If you invest through a tax-advantaged account, you may be taxed later upon withdrawal of monies from that account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, PWM (the "Adviser"), the Fund’s distributor and their affiliates may pay the financial intermediary for the sale of shares of the Fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary's website for more information.

About the Fund

Investment Objectives and Strategies

Pax World Mid Cap Fund

Investment Objective
The Mid Cap Fund's investment objective is to seek long-term growth of capital.

Principal Investment Strategies
The Mid Cap Fund follows a sustainable investing approach, combining rigorous financial analysis with equally rigorous environmental, social and governance (ESG) analysis in order to identify investments. Under normal market conditions, the Mid Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell Midcap Index as measured by market capitalization. As of April 7, 2015, the Russell Midcap Index included companies with market capitalizations ranging from $5 million to $7.3 billion. The Mid Cap Fund selects equity securities on a company-by-company basis primarily through the use of fundamental analysis. The portfolio manager attempts to identify companies for possible investment by analyzing their valuations and growth prospects based on their market and competitive position, financial condition and economic, political and regulatory environment. The following characteristics may also be considered in analyzing the attractiveness of such companies: valuation factors such as price-to-earnings ratio; price-to-book ratio and/or price-to-cash flow ratio; a healthy balance sheet; overall financial strength; and catalysts for changes that improve future earnings prospects. The portfolio manager may overweight or underweight specific sectors and take concentrated positions, which could lead to increased volatility. The Mid Cap Fund is not constrained by any particular investment style, and may therefore invest in "growth" stocks, "value" stocks or a combination of both. Additionally, it may buy stocks in any sector or industry.

The Mid Cap Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests or if a company no longer meets Pax World's environmental, social or governance standards.

The Mid Cap Fund may invest up to 45% of its assets in securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"). The Mid Cap Fund may invest no more than 25% of its assets in securities of non-U.S. issuers other than ADRs. The Mid Cap Fund's investments in securities of non-U.S. issuers, if any, may be diversified across multiple countries or geographic regions, or may be focused in a single country or geographic region.

The Mid Cap Fund may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes.

Although the Mid Cap Fund intends to manage the turnover of its portfolio, it is possible that, as a result of its investment strategies, the portfolio turnover rate of the Mid Cap Fund may be significant.

In response to unfavorable market or other conditions, the Mid Cap Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The Mid Cap Fund may not achieve its investment objective if it does so.

Except as otherwise noted in this Prospectus or the Statement of Additional Information, the Mid Cap Fund's investment objectives and policies are not fundamental, and may be changed without a vote of shareholders.

Sustainable Investing. The Mid Cap Fund seeks to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. Please see "Sustainable Investing" below.

Principal Risks

The Fund is subject to the principal risks indicated in its Summary of Key Information. The principal risks to which the Fund is subject are described in more detail below.

• Credit Risk With respect to debt securities, changes in economic conditions generally or particular to the obligated entity may affect the obligated entity's actual or perceived ability to make payments of interest or principal when due, which may cause the price of the security or the income derived there from to decline. Bonds that are backed by an issuer's taxing authority, including general obligation bonds, may be subject to legal limits on a government's power to increase taxes or otherwise to raise revenue, or may depend for payment on legislative appropriation and/or governmental aid.

Some bonds, known as revenue obligations, are payable solely from revenues earned by a particular project or other revenue source. Consequently, revenue obligations are subject to a greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or company backing the project, rather than to the taxing power of the issuer.

• Currency Risk Because the Fund's net asset value per share ("NAV") is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities held by the Fund goes up.

• Derivatives Risk Derivatives are financial contracts whose values are derived from traditional securities, assets, reference rates or market indices. Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security.

The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives also may increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

• Emerging Markets Risk Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely may affect existing investment opportunities.

• Equity Securities Risk The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

• European Investment Risk The Economic and Monetary Union of the European Union ("EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries. Additionally, eastern European markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

• Growth Securities Risk Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

• Interest Rate Risk As nominal interest rates rise, the value of debt securities held in the Fund's portfolio is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. A period of rising interest rates may negatively impact the Fund's performance.

• Issuer Risk The value of a security may fluctuate due to factors particular to the entity that issued the security (such as labor or materials shortages, production cost overruns, excess financial leverage, supply and demand issues or mismanagement) that are not common to that entity's industry or to the market generally.

• Liquidity Risk Liquidity risk is the risk associated with a lack of marketability of investments, which may make it difficult to sell an investment at a desirable time or price. A lack of liquidity may cause the value of an investment to decline. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Changing regulatory and market conditions, including recent declines in the number and capacity of financial institutions to make markets in the Fund’s investments, as well as increases in interest rates or credit spreads, may adversely affect the liquidity of the Fund's investments. Derivatives may be especially illiquid as compared to other investments during periods of market stress. Illiquid investments may also be more difficult to value, and judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

• Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of the Fund's investments.

• Non-U.S. Securities Risk Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of the Fund's investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for non-U.S. securities. In the event of a default in connection with certain debt securities issued by foreign governments, the Fund may have very limited recourse, if any. Additionally, foreign governments may impose taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls. Emerging market securities are likely to have greater exposure to the risks discussed above. Additionally, emerging market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries.

Emerging market countries also are more prone to rapid social, political and economic changes than more developed countries. To the extent the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a Fund that is more diversified across countries or geographic regions.

• Reinvestment Risk Income from the Fund's investments may decline if the Fund is forced to invest the proceeds from matured, called or otherwise disposed of debt securities or convertible securities at interest rates that are below the Fund's earnings rate at that time.

• Small- and Medium-Sized Capitalization Company Risk Investing in securities of small- and medium-sized capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the portfolio manager to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

• Turnover Risk A change in the securities held by the Fund is known as "portfolio turnover." High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely affect the Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

• U.S. Government Securities Risk Certain securities issued by the United States government are neither insured nor guaranteed by the U.S. government. These securities may be supported by the government's ability to borrow from the U.S. Treasury, or may be supported only by the credit of the issuing agency or instrumentality. These securities are subject to greater issuer risk than securities issued or guaranteed by the U.S. Treasury.

• Value Securities Risk The Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities the investment adviser believes are selling at a price lower than their true value.

Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If the investment adviser's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the investment adviser anticipates.

There are also circumstances (including additional risks not listed in the Summaries of Key Information) that could cause the Fund not to achieve its investment objectives. As with all mutual funds, shareholders of the Fund may lose money by investing in the Fund. For a discussion of additional risks applicable to the Fund, please see the section captioned "Investments and Special Considerations; Risk Factors" in the Statement of Additional Information. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Sustainable Investing

The Mid-Cap Fund pursues a sustainable investing approach—investing in forward-thinking companies with more sustainable business models. We identify those companies by combining rigorous financial analysis with equally rigorous sustainability or environmental, social and governance (ESG) analysis. The result, we believe, is an increased level of scrutiny that helps us identify better-managed companies that are leaders in their industries; that meet positive standards of corporate responsibility; and that focus on the long term. By investing in those companies, we intend for our shareholders to benefit from their vision and their success.

The Fund avoids investing in issuers that we determine are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

Our primary goal is to produce competitive returns for our investors. By integrating environmental, social and governance criteria—what we call "sustainability" criteria—into our investment approach, Pax World also seeks to promote peace, to protect the environment, to advance global equity and to foster sustainable development. To denote this endeavor, our funds have adopted the name "Pax World."

Investors should understand that "sustainable investing" refers to the full integration of environmental, social and governance criteria into our investment approach; it does not mean that our funds will necessarily perform in the future as they have in the past.

Pax Sustainability/ESG (Environmental, Social and Governance) Criteria
In seeking to invest in companies that meet Pax World's sustainability or ESG criteria, the Adviser ordinarily looks at policies and practices in the following areas:

• Environment
• Workplace Practices and Human Rights
• Corporate Governance
• Community Impact
• Product Safety and Integrity

Pax World's environmental criteria include such issues as emissions (air, water and soil), pollution prevention, recycling and waste reduction, energy and resource efficiency, use of clean and renewable energy, climate change initiatives and other policies and practices focused on promoting sustainable development.

Pax World's workplace criteria include such issues as diversity, equal opportunity based on gender, race, religion, age, disability or sexual orientation; workplace health and safety; labor-management relations; vendor standards and human rights, including indigenous peoples' rights.

Pax World's corporate governance criteria include such issues as board independence and diversity, executive compensation, auditor independence, shareholder rights, disclosure, conflict of interest, bribery and corruption, transparency, disclosure of political contributions, business ethics and legal and regulatory compliance.

Pax World's community criteria include companies' commitment to and relationships with the communities in which they do business (including their commitment to sustainable development abroad), their philanthropic activities and, in the case of financial institutions, responsible lending practices.

Pax World's product integrity criteria include analyses of such issues as product health and safety (including public health issues associated with product abuse and addiction), animal welfare, consumer issues and emerging technology issues.

The issues highlighted above are illustrative and do not necessarily reflect the full range of sustainability or ESG criteria Pax World may apply in analyzing a particular security for investment. The availability of information about a company, issues associated with a particular industry, changing social conditions or other circumstances may affect the manner in which Pax World's sustainability criteria are applied in a particular situation.

Companies in which our funds invest do not necessarily meet exemplary standards in all aspects of sustainability or ESG performance; nor, we recognize, is any company perfect when it comes to corporate responsibility or sustainability. We do believe, however, that well-managed companies that maintain good relations with employees, consumers, communities and the natural environment, and that strive to improve in those areas, will in the long run better serve investors as well.

When Pax World is required to make an investment decision for the Fund on an expedited basis, Pax World's sustainability analysis of the issuer may be based on a more limited set of facts than Pax World would consider sufficient in the ordinary course. When a security is purchased under such circumstances, Pax World will endeavor to complete its full sustainability analysis within a reasonable period following such purchase.

The Fund may invest in exchange traded funds (ETFs) that have been (but the underlying investments of which have not been) evaluated under Pax World's sustainability or ESG criteria, including broad based market ETFs, commodity ETFs and currency ETFs, for hedging purposes or to gain market exposure. The Fund may also invest, on a shorter-term basis (generally less than 90 days), in ETFs, credit default swaps on indices, swap contracts or other instruments for short term cash management purposes that are not evaluated under Pax World's sustainability or ESG criteria.

Once a security is purchased by the Fund, we will endeavor to review that company's performance on a periodic basis to determine whether it continues to meet the Fund's sustainability criteria. If it is determined after the initial purchase by a Fund that a company no longer meets Pax World's sustainability or ESG standards (due to acquisition, merger or other developments), Pax World will seek to sell the securities of that company from the Fund's portfolio as soon thereafter as practicable taking into consideration (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, (iii) market conditions, including the availability of a purchaser. This requirement may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so. Given this, there can be no assurance that the Fund’s investment objective will be achieved.

Shareholder Engagement
Once our funds invest in a company, we take our responsibilities as a shareholder and stakeholder seriously. We vote shareholder proxies in accordance with our environmental, social and governance criteria; we engage in dialogue with corporate management on issues of concern; we initiate or support shareholder resolutions at annual stockholders meetings aimed at persuading companies to adopt higher standards of corporate responsibility; and we support public policy initiatives that promote greater corporate transparency, accountability and social responsibility.

Community and Sustainable Development
Pax World supports investing in communities and promoting sustainable development in the United States and around the globe. The Fund may invest in debt instruments issued by a range of non-corporate entities, including government agencies, states and municipalities, and may invest up to 5% of Fund assets in community development financial institutions that target underserved areas and directly support affordable housing, small businesses, community development and revitalization, health care, education and the environment. Such investments may include investments in micro-credit or micro-finance institutions that advance women's equality and sustainable development around the globe. Some of these investments may offer a rate of return below the then-prevailing market rate, or may subject the Fund to more credit risk than other types of debt instruments. In addition, some of these investments may be considered below investment grade, unrated or illiquid, and may not be insured by the FDIC, and therefore involve a greater risk of default. We nevertheless believe that such investments can often offer a greater social return through their direct effect on local communities and in fostering sustainable development, and that they therefore can be appropriate investments for the Pax World Funds. As part of our global perspective, Pax World's Global Citizen Program enables Fund shareholders to support humanitarian relief foster sustainable development and empower women around the world by designating portions of their dividends and/or capital gains for donation to certain nongovernmental organizations.

At Pax World, we believe that our investors want to have a positive effect on corporate behavior and to promote environmental and social progress. Our sustainability criteria are designed to assist investors in achieving these objectives, helping them align their values with their financial goals. That was our mission when we launched the first socially responsible mutual fund in the United States in 1971, and it remains our mission today.

In order to address changing societal and market conditions and circumstances, Pax World may at its discretion choose to apply additional environmental, social or governance criteria, or to modify the criteria outlined above, without shareholder approval.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of their portfolio securities is available in the Fund's Statement of Additional Information.

Management, Organization and Capital Structure

Investment Adviser
Pax World Management LLC ("PWM"), 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801, is the investment adviser for the Mid Cap Fund. PWM is responsible for the management of the Fund, subject to oversight by the Board of Trustees of Pax World Funds Series Trust I (the "Trust"), of which the Fund is a series. PWM is a registered investment adviser and has been an investment adviser since 1971.

The Fund pays an advisory fee to its investment adviser at the annual rate of XX (expressed as a percentage of the average daily net assets of the Fund):

Portfolio Manager

The following provides additional information about the individual portfolio manager who has primary responsibility for managing the Fund’s investments.

Nathan Moser CFA is the Portfolio Manager of the Mid Cap Fund and the Pax World Small Cap Fund, as well as a member of the portfolio management team for the Pax World Balanced Fund. Mr. Moser has been responsible for the management of the Mid Cap Fund since its inception in 2015, has been responsible for the management of the Pax World Small Cap Fund since its inception in 2008 and a member of the portfolio management team of the Balanced Fund since 2015. Prior to joining PWM, Mr. Moser was a portfolio manager and equity analyst with Citizens Funds from 2002 - 2008. Mr. Moser holds a Bachelor of Science from Babson College and holds the Chartered Financial Analyst designation. Mr. Moser is a member of the Boston Security Analyst Society and the CFA Institute.

How Share Price is Determined

The net asset value per share ("NAV") of each class of the Fund's shares is determined by dividing the total value of the Fund's net assets attributable to that class (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding of that class.

The NAV of the Fund is determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the "NYSE Close") on the New York Stock Exchange on each day (a "Business Day") that the New York Stock Exchange is open for trading.

The Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see "Pricing of Fund Shares" in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost provided that the Adviser determines that amortized cost approximates the market value of these securities.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so called "fair value pricing"). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

The Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and the usual time of valuation. The Fund’s use of fair value pricing may help deter short-term trading activity as discussed below under "Frequent Purchases and Redemptions of Fund Shares."

For purposes of calculating NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Fund or its agent after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of the Fund's shares may change on days when an investor is not able to purchase, redeem or exchange shares.

Shareholder Guide

Choosing a Share Class

The Fund offers Institutional Class, Individual Investor Class, Class A and Class R shares. Each share class represents an investment in the same portfolio of securities, but each class has its own expense structure and, in the case of Class A shares, sales charges, allowing you and your financial representative to choose the class that best suits your investment needs.

Factors you should consider in choosing a class of shares include:

• how long you expect to own the shares;
• how much you intend to invest;
• the total expenses associated with owning shares of each class;
• whether you qualify for any reduction or waiver of any applicable sales charges and
• whether you plan to take any distributions in the near future.

Each investor's financial considerations are different. You should speak with your financial representative to help you decide which share class is best for you.

Comparison of Share Classes

	Institutional Class	Indiv. Investor Class		Class A	Class R
Minimum Initial Investment[1]	$250,000	$1,000	[2]	$1,000	None[3]
Minimum Subsequent Investment	None	50		50	None
Maximum Investment	None	None		None	None
Maximum Initial Sales Charge	None	None		None %	None
Maximum Contingent Deferred Sales Charge	None	None		1.00%[4]	None
Maximum Distribution and Service Fees	None	0.25%		0.25%	0.50%

[1]	May be waived in the sole discretion of the Fund, the Advisers or the Fund's distributor.
[2]	Investment minimums do not apply to purchases of Individual Investor Class shares of a Fund by SIMPLE and SEP individual retirement accounts (IRAs).
[3]	Specified benefit plans and financial service firms may impose higher investment minimums. Investors should contact their plan administrator or financial service firm for information.
[4]	Applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge.

Your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.

Institutional Class Eligibility
Institutional Class shares are offered without any sales charge to investors who meet the minimum initial investment requirement* for purchases of Institutional Class shares.

*	The minimum initial investment is $250,000. The minimum initial investment requirement may be waived, in the Fund’s sole discretion, for investors in certain fee-based, wrap or other investment platform programs that do not require the Fund to pay any type of administrative payments per shareholder account to any third party. The Fund may waive the minimum initial investment for other categories of investors at its discretion.

Class R Share Eligibility
Class R shares of the Fund generally are available to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts with respect to which the plan or the plan's financial service firm has an agreement with the Funds' distributor or PWM to use Class R shares in certain investment products or programs (collectively, "specified benefit plans"). Class R shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect the Fund as an investment option. Plan participants may be permitted to elect different investment options, to alter the amounts contributed to the plan, or to change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

How to Purchase Shares

Pax World serves the retail, advisor, retirement and institutional markets with a full array of share classes. Shares may be purchased directly in the Institutional Class, Individual Investor Class or the Class R of the Fund, subject to the limitations set forth in this Prospectus regarding Institutional Class and Class R shares. All accounts in Class A shares must be opened through an investment advisor, approved broker/dealer or other financial intermediary. You or your financial representative may obtain an account application from the Fund’s website at www.paxworld.com or by contacting Pax World at 800.767.1727. The completed application, along with a check made payable to "Pax World Mutual Funds" (or any other form of payment acceptable to the Fund in its discretion), must then be returned to the following address:
by regular mail to1:

Pax World Mutual Funds
P.O. Box 55370
 Boston, MA 02205-5370

or, by overnight delivery to:

Pax World Mutual Funds
C/O BFDS
30 Dan Road Suite #55370
 Canton, MA 02021-2809

[1]	Orders will not be considered "received" by the Fund for purposes of determining the price at which they will effected until they have been delivered to BFDS' Canton facility.

Please note that the Fund cannot accept money orders, or third-party, traveler or starter checks.

Investors wishing to pay for shares by wire transfer (or by any other payment method) should contact Pax World at 800.372.7827. See “Investing by Wire” below for wire instructions.

Share purchases will not be processed until full payment is received. Share ownership shall be recorded on the books of the transfer agent in an account under the purchaser's name, and a confirmation of the purchase will be issued to the purchaser showing the account number and the number of shares owned. Please note that shares purchased by check are not immediately available for redemption. See “How to Sell Shares” below for more information.

Investment Minimums

Shares of the Fund are offered for sale on a continuous basis at the offering price, which is NAV plus any applicable sales charges (Class A only). Generally, share purchases are subject to the minimum investment amounts set forth below. A shareholder's financial advisor may establish higher investment minimums.

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Shares	$250,000	None
Individual Investor Class Shares	1,000	$50
Class A Shares	1,000	50
Class R Shares	None	None

The Fund may waive investment minimums and any applicable service fees for initial and subsequent purchases for investors who purchase shares through (1) certain omnibus accounts, (2) certain wrap-fee programs that offer asset allocation services and charge an asset-based feel, and (3) certain employer-sponsored retirement plans. In addition, the Fund may waive investment minimums and any applicable service fees in other circumstances at its discretion.

Sales Charges

Class A Shares
The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The "offering price," the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Rate Commission as a % of Offering Prince
Less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	None	None	See Below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is based on the original purchase cost or the net asset value of the shares being sold, whichever is less. The distributor may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge. The Fund may reimburse the distributor for these payments through its plan of distribution (see "Distribution Arrangements" in this Prospectus).

Class A shares Not Subject to a Sales Charge
The following investments are not subject to any initial or contingent deferred sales charge if the Fund is properly notified of the nature of the investment:

• Investments made by accounts that are part of certain qualified fee-based programs through an investment dealer's load-waived Class A share program;
• Investments made through a financial intermediary that has entered into an agreement with the Fund to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee,
• Investments in Class A shares made by endowments or foundations with $10 million or more in assets;
• Investments made through an employer-sponsored retirement plan, provided its plan administrator or dealer of record has entered into an agreement with the Fund or it invests at least $1 million in Class A shares of the Pax World Funds; and

• Certain rollover investments from retirement plans to IRAs (see "Rollovers from retirement plans to IRAs" in this Prospectus for more information).

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisors authorized to sell the Fund and employees of the Advisers. Please see the Statement of Additional Information for more information about reductions and waivers of sales charges, including deferred sales charges. You may consult your financial representative or the Fund for assistance.

Contingent Deferred Sales Charges (Certain Class A Shares)
Unless otherwise agreed with the Advisers, Class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within 18 months of purchase. Individual Investor Class or Institutional Class shares purchased by exchange of Class A shares subject to a contingent deferred sales charge that are redeemed within 18 months of the purchase of such Class A shares are subject to a contingent deferred sales charge to the same extent as such Class A shares. Please see the Fund’s Statement of Additional Information for more information. Deferred sales charges will be based on the lower of the shares' original purchase price and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

Sales Charge Reductions and Waivers
The Fund offers two principal ways for you to qualify for discounts on initial sales charges on Class A shares, often referred to as "breakpoint discounts":

Right of Accumulation. You can add the amount of your current purchases of Class A shares of the Fund to the value of your existing accounts in the Pax World Funds to obtain a breakpoint discount. Individuals can also include purchases by, and accounts owned by, their spouse or domestic partner and minor children, including accounts established through different financial representatives.

For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases.

To calculate the total value of your existing accounts and any linked accounts, the Pax World Funds will use the current maximum public offering price of those shares.

Statement of Intention. A statement of intention is a document in which you agree to make purchases of Class A shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the Fund will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

• Individual accounts
• Joint accounts
• Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)
• Shares of the Fund owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

In order to obtain a breakpoint discount, you must inform the Fund or your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. If you do not let the Fund or your financial representative know that you are eligible for a discount, you may not receive a reduced sales charge to which you are entitled. The Fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found in the Fund’s Statement of Additional Information.

Additional Reductions and Waivers of Sales Charges
In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors.

Contingent Deferred Sales Charge Waivers
The contingent deferred sales charge on Class A shares may be waived in the following cases:

• permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

• tax-free returns of excess contributions to IRAs;

• redemptions due to death or post purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

• redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document; and

• the following types of transactions, if together they do not exceed 12% of the value of an account annually (see the Statement of Additional Information for more information about waivers regarding these types of transactions):
- redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and
- if you have established an automatic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

Rollovers from Retirement Plans to IRAs
Assets from retirement plans may be invested in Class A shares through an IRA rollover, subject to the other provisions of this Prospectus. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. However, rollovers IRAs invested in Class A shares will be made without a sales charge if the assets being rolled over were invested in the Fund at the time of distribution.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets invested in Class A shares that are not attributable to the Fund's investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in this Prospectus and the Fund’s Statement of Additional Information.

Right of Reinvestment
Subject to the Fund’s policies regarding frequent purchase and redemption of Fund shares, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution of Class A shares in the Fund without a sales charge provided that the reinvestment occurs within 90 days after the date of the redemption or distribution and is made into the same account from which you redeemed the shares or received the distribution. In order to take advantage of this privilege, you must notify the Fund or your broker/dealer at the time of the repurchase. The Fund reserves the right to modify or eliminate this privilege at any time without notice to shareholders.

In General
Generally, if a purchase order is received in proper form by the Fund’s transfer agent by the NYSE Close, the shares will be purchased at the net asset value determined as of that day (plus any applicable sales charges); otherwise, the shares will be purchased at the net asset value next determined (plus any applicable sales charges).

There are certain exceptions when an order is received by a financial intermediary that has entered into an agreement with the Fund’s distributor prior to the NYSE Close and then transmitted to the transfer agent after the net asset value has been calculated for that day. In such cases, the Fund will be deemed to have received the order when the authorized intermediary receives the order, and the order will be processed at that day's net asset value, plus any applicable sales charges. In such cases, it is the authorized intermediary's responsibility to transmit orders so that they will be received by the Fund’s transfer agent (or such other entity) on a timely basis.

Investors who purchase shares through certain benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the transfer agent for execution.

The Fund does not process orders on days when the New York Stock Exchange is closed. If a purchase order is received by the transfer agent on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day's net asset value, plus any applicable sales charges.)

The Fund reserves the right to refuse a purchase if, in the judgment of the Adviser, the purchase would adversely affect the Fund and its shareholders. In particular, the Fund and the Adviser each reserve the right to utilize various measures including, but not limited to, restricting purchases of Fund shares or closing an account when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions will vary according to the particular circumstances.

Federal law requires all financial institutions to obtain and record personal information about an investor to verify the investor's identity. If an investor refuses to provide such information, the Fund and other financial institutions may be unable to open an account for such investor. The Fund reserves the right to reject any purchase order (including via an exchange) or to suspend or to modify the continuous offering of shares. The Fund further reserves the right to close an account (or to take such other steps as the Fund deems reasonable) for any lawful reason, including but not limited to the suspicion of fraud or other illegal activity in connection with the account.

Share Certificates
The Fund does not issue share certificates.

Financial Advisors
A shareholder's financial advisor can help the shareholder purchase shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Fund.

Purchasing Additional Shares

Investing by Mail
Shareholders may purchase additional Institutional Class, Individual Investor Class or Class A shares of the Fund by mailing a check to the address above under the caption "Purchases—Investing by Mail" with a letter setting forth the account number and Fund name or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to "Pax World Mutual Funds" and, if not stated in an accompanying letter, should clearly indicate the account number and Fund name. A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations. Please note that shares purchased by check are not immediately available for redemption. See the section captioned "How to Sell Shares" below for more information.

Investing by Telephone
In order to purchase additional Institutional Class, Individual Investor Class or Class A shares of the Fund by telephone, a shareholder must provide U.S. domestic bank information for electronic (ACH) transfers on his or her initial application form or a Shareholder Service Form (the Shareholder Service Form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800.372.7827); and then telephone Pax World toll-free at 800.372.7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.
For shareholder protection and to prevent fraudulent purchases, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations.

The Fund reserves the right to cancel any telephone purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned "How to Sell Shares" below for more information.

Investing by Wire Transfer
For an existing account to purchase additional Institutional Class, Individual Investor Class or Class A shares by wire transfer, a shareholder must telephone Pax World toll-free at 800.372.7827 to notify us of his or her intent to purchase shares of the Fund by wire transfer and then instruct his or her bank to transfer funds by wire to the following account:
Bank Name: State Street Bank & Trust Co.
ABA Number: 011000028
Account Number: 99058570
 For Further Credit: Fund Name, Shareholder Name, Account #

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations. Shares will be purchased at the net asset value next determined after the wire is received.

Investing Online
In order to purchase additional Institutional Class, Individual Investor Class or Class A shares of the Fund online, a shareholder must:

• provide bank information for electronic (ACH) transfers on his or her initial application form or a Shareholder Service Form (the Shareholder Service Form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800.372.7827); and then
• go to www.paxworld.com, use his or her User ID and password to access his or her account and follow the on-screen instructions to purchase shares.

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations. The Fund reserves the right to cancel any online purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned "How to Sell Shares" below for more information.

Automatic Investment Plan Under the Pax World Automatic Investment Plan, a shareholder may make regular monthly or quarterly purchases of Institutional Class, Individual Investor Class or Class A shares via an automatic debit from a bank account. For additional information about this service, please contact Pax World toll-free at 800.372.7827 between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, or visit the Pax World website at www.paxworld.com. A written confirmation of purchases made under an Automatic Investment Plan will be made through a quarterly statement sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of quarterly statements.

Financial Advisors A shareholder's financial advisor can help the shareholder purchase additional Institutional Class, Individual Investor Class or Class A shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Fund.

Purchases of Class R Shares
Class R shares of the Fund are continuously offered to specified benefit plans. Plan participants may purchase Class R shares through their specified benefit plan or service provider. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or to the distributor. Specified benefit plans and financial service firms may charge a fee for such services, which may change over time and which could reduce a shareholder's investment returns on Class R shares of the Fund.

A specified benefit plan may also purchase Class R shares directly from the Fund. To make direct investments, a plan administrator must open an account at the Fund and send payment for Class R shares by mail.

Specified benefit plans that wish to invest directly by mail should send a check payable to "Pax World Mutual Funds" along with a completed and signed new account application:

by regular mail to1:

Pax World Mutual Funds
P.O. Box 55370
 Boston, MA 02205-5370

or, by overnight delivery to:

Pax World Mutual Funds
C/O BFDS
30 Dan Road, Suite 55370
Canton, MA 02021-2809
 Toll-Free Telephone: 800.372.7827

[1]	Orders will not be considered "received" by the Fund for purposes of determining the price at which they will be effected until they have been delivered to BFDS' Canton facility.

Class R share purchases will not be processed until full payment is received. Class R shares of the Fund will be held in a plan participant's account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant's agent. In most cases, the transfer agent will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan.

Confirmation of purchase will be issued to the specified benefit plan or plan shareholder that purchased the shares.

Specified benefit plans may make subsequent Class R share purchases by mailing a check to the address above with a letter setting forth the account number and Fund name or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to "Pax World Mutual Funds" and, if not stated in an accompanying letter, should clearly indicate the account number and Fund name. The Fund reserves the right to require payment by wire or U.S. bank check.

Please note that the Fund cannot accept money orders or third-party, traveler or starter checks.

How to Sell Shares

Redemptions of Institutional Class, Individual Investor Class and Class A Shares
Shareholders may redeem (sell) Institutional Class, Individual Investor Class or Class A shares of the Fund as described below for cash at the net asset value per share next determined after the Fund's transfer agent (or authorized financial intermediary, as described above) receives a redemption request in proper form. A redemption request must be in writing and the signature(s) on the redemption request (and on the share certificates or stock transfer power, if the shares are certificated) must be guaranteed by an "eligible guarantor institution" if the proceeds of the redemption:

• exceed $50,000;
• are to be paid to a person other than the record owner;
• are to be sent (i) to an address other than the address on the transfer agent's records or (ii) within 30 days after the transfer agent has been notified of an address change; or
• are being sent by wire or ACH transfer to a bank account other than the one that is preauthorized on the transfer agent's records.

An "eligible guarantor institution" includes any domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in a medallion program recognized by the Securities Transfer Agents Association. The three recognized medallion programs are:

• Securities Transfer Agents Medallion Program (STAMP);
• Stock Exchanges Medallion Program (SEMP); and
• New York Stock Exchange, Inc. Medallion Signature Program (MSP).

Signature guarantees made by entities that are not a part of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of more than a certain dollar amount. The Fund’s transfer agent reserves the right to request additional information from, and to make reasonable inquiries of, any eligible guarantor institution.

Receiving your Proceeds

Generally, payment for Institutional Class, Individual Investor Class or Class A shares redeemed will be made by check, electronic (ACH) transfer or wire transfer within seven days after receipt by the Fund’s transfer agent of the redemption request (and share certificates, if the shares are certificated) in proper form. Redemptions and/or payments for shares redeemed may be suspended for more than seven days when trading on the New York Stock Exchange is restricted or during an emergency that makes it impractical for the Fund to dispose of its securities or to determine fairly the value of their net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors. The Fund charges a fee of $10.00 for each wire redemption, subject to change without notice.

Additional Information

Institutional Class, Individual Investor Class and Class A shares purchased by check or electronic (ACH) transfer are held in escrow by the Fund’s transfer agent until the check has been collected or the payment has been received, which may take up to 10 days. Payment for shares redeemed will be delayed in such cases until the transfer agent has confirmed receipt of payment for such shares.

Redeeming by Mail
An Institutional Class, Individual Investor Class or Class A shareholder may request a redemption of up to $50,000 by written request signed by all account owners exactly as their names appear on the records of the Fund’s transfer agent. If some or all of the shares are certificated, then the certificates, signed in the name(s) shown on the faces of the certificates, must be received by the transfer agent before the redemption request will be processed. If a corporation, partnership, trust or fiduciary requests redemption, written evidence of authority acceptable to the transfer agent must be submitted before the redemption request will be processed. Written redemption requests and all related documents and instruments should be directed to the transfer agent:

by regular mail to1:

Pax World Mutual Funds
P.O. Box 55370
 Boston, MA 02205-5370

or, by overnight delivery to:

Pax World Mutual Funds
C/O BFDS
30 Dan Road, Suite 55370
Canton, MA 02021-2809
 Toll-Free Telephone: 800.372.7827

[1]	Orders will not be considered "received" by the Fund for purposes of determining the price at which they will be effected until they have been delivered to BFDS' Canton facility.

Redeeming by Telephone
An Institutional Class, Individual Investor Class or Class A shareholder may request a redemption of at least $1,000 by telephone. Telephone redemptions may not exceed $50,000. The proceeds from a telephone redemption may be paid only to the record owner(s), may be sent only to the record address or to a pre-authorized bank account and cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

In order to redeem Institutional Class, Individual Investor Class or Class A shares by telephone, a shareholder must telephone Pax World toll-free at 800.372.7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

For shareholder protection and to prevent fraudulent redemptions, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations.

Redeeming Online
An Institutional Class, Individual Investor Class or Class A shareholder may request a redemption of no more than $50,000 online. The proceeds from an online redemption may be paid only to the record owner(s), may be sent only to the record address or to a preauthorized bank account. Redemptions to the address of record cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

In order to redeem Institutional Class, Individual Investor Class or Class A shares online, a shareholder must go to www.paxworld.com, use his or her User ID and password to access his or her account and follow the on-screen instructions to redeem shares.

A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations.

Systematic Withdrawal Plan A voluntary, systematic withdrawal plan is available to Institutional Class, Individual Investor Class or Class A shareholders, which provides for monthly, quarterly, semi-annual or annual withdrawals. For additional information about this service please contact Pax World toll-free at 800.372.7827 between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, or visit the Pax World website at www.paxworld.com. A written confirmation of redemptions made under a Systematic Withdrawal Plan will be made through a quarterly statement sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of quarterly statements.

Financial Advisors A shareholder's financial advisor can help the shareholder redeem Institutional Class, Individual Investor Class or Class A shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Fund.

Redemption of Class R Shares
Class R Investors may redeem (sell) shares of the Fund through their plan administrator. Class R shares are redeemed for cash at the net asset value per share next determined after the transfer agent receives a redemption request in proper form. A redemption request must be in writing.

Specified benefit plans and financial service firms may impose various additional fees for their services in processing redemption requests, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Fund. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Fund or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Fund or its transfer agent and may charge for their services.

Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Fund in good order.

In General
Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Involuntary Redemptions Due to the relatively high costs of maintaining small accounts, shareholders are asked to maintain an account balance in the Fund equal to at least the minimum investment necessary to open the account. The Fund reserves the right to redeem all shares held by any shareholder, other than an individual retirement account (IRA) or other tax-deferred retirement plan shareholder, whose account has a balance in an amount less than the minimum investment necessary to open the account. The Fund will give any shareholder subject to involuntary redemption 60 days' prior written notice, during which time the shareholder may purchase sufficient additional shares to avoid involuntary redemption. A shareholder's Fund account will not be liquidated if the reduction in size is due solely to decline in market value of a shareholder's Fund shares.

How to Exchange Shares

In General
A shareholder may exchange Institutional Class, Individual Investor Class or Class A shares of the Fund for shares of the same class of any other Pax World Fund, or Individual Investor Class shares of any Fund for Institutional Class shares of any other Pax World Fund; or Institutional Class shares of any Fund for Individual Investor Class shares of any other Pax World Fund, subject to the minimum investment requirements of such classes and to the frequent purchase and redemptions policies described below. A shareholder may also exchange Class A shares of any Fund for Individual Investor Class or Institutional Class shares of any other Pax World Fund that does not offer Class A shares, subject to the minimum investment requirements of such classes and to the frequent purchase and redemptions policies described below. Individual Investor Class or Institutional Class shares purchased by exchange of Class A shares subject to a contingent deferred sales charge that are redeemed within 18 months of the purchase of such Class A shares are subject to a contingent deferred sales charge to the same extent as such Class A shares. In addition, an exchange generally will be treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax, except that an exchange of shares between two classes of the same Pax World Fund generally is not a taxable exchange. Shares are exchanged on the basis of their respective net asset values, next determined after the transfer agent receives the exchange request in proper form.

The Funds reserve the right to suspend exchange privileges on any account if the Advisers determine that the account's exchange activity is likely to adversely affect its ability to manage the Funds. See the section below captioned "Frequent Purchases and Redemptions of Fund Shares."

Exchanging by Mail
Shareholders may exchange Institutional Class, Individual Investor Class and Class A shares of the Fund by mailing an exchange request:

by regular mail to1:

Pax World Mutual Funds
P.O. Box 55370
 Boston, MA 02021-5370

or, by overnight delivery to:

Pax World Mutual Funds
C/O BFDS
30 Dan Road, Suite 55370
Canton, MA 02021-2809
 Toll-Free Telephone: 800.372.7827

[1]	Orders will not be considered "received" by the Fund for purposes of determining the price at which they will be effected until they have been delivered to BFDS' Canton facility.

Exchanging by Telephone
In order to exchange Institutional Class, Individual Investor Class and Class A shares by telephone, a shareholder must telephone Pax World toll-free at 800.372.7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

For shareholder protection and to prevent fraudulent exchanges, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations.

Exchanging Online
In order to exchange Institutional Class, Individual Investor Class and Class A shares online, a shareholder must go to www.paxworld.com, use his or her User ID and password to access his or her account and follow the on-screen instructions to exchange shares. A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations.

Financial Advisors A shareholder's financial advisor can help the shareholder exchange Institutional Class, Individual Investor Class and Class A shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder's investment returns on shares of the Fund.

Individual Investor Class and Class A Share Exchange/Conversion
Individual Investor Class and Class A shares of the Fund may be exchanged, at the shareholder's option, for Institutional Class shares of the Fund, provided that the shareholder meets applicable eligibility requirements for Institutional Class shares discussed above. The Fund reserves the right to convert Institutional Class shares held in a shareholder's account to Individual Investor Class shares of the Fund in the event the shareholder no longer satisfies the eligibility requirements for Institutional Class shares. A shareholder's Institutional Class shares will not be converted to Individual Investor Class shares without prior notice by the Fund.

Any exchange will occur at the relative net asset value of the two share classes, without the imposition of any sales load, fee, or other charge. The Fund may suspend the exchange and conversion features described above at any time if it determines that such exchange or conversion may result in adverse tax consequences to the Fund or its shareholders.

Exchanging Class R Shares

Plan participants should contact their plan administrators to exchange Class R shares and for additional information about the exchange privilege. Specified benefit plans or financial service firms may impose various additional fees and charges, investment minimums and other requirements with respect to exchanges. Specified benefit plans may also limit exchanges to funds offered as investment options in the plan.

Cost Basis Reporting
Upon the sale or exchange of your shares held in a non-retirement account in the Fund, the Fund or, if you purchase your shares through a broker, dealer or other financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please call the Fund’s transfer agent, Boston Financial Data Services at 800.372.7827 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

Frequent Purchases and Redemptions of Fund Shares

The Fund generally encourages shareholders to invest in the Fund as part of a long-term investment strategy. The interests of the Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, to generate transaction and other costs, to dilute the value of Fund shares held by long-term shareholders and otherwise to adversely affect the Fund. This type of excessive short-term trading activity is referred to herein as "frequent purchases and redemptions." The Fund is not intended as a vehicle for frequent purchases and redemptions.

Accordingly, the Fund’s Boards of Trustees have adopted policies and procedures that are reasonably designed to discourage, and otherwise to limit the negative effects of, frequent purchases and redemptions of Fund shares by Fund shareholders. These policies and procedures require the Funds to:

• actively monitor daily purchases and redemptions in order to detect and prevent excessive and disruptive trading practices; and
• use fair value pricing when market prices are not readily available.

The policies and procedures described above are intended to deter frequent purchases and redemptions in the Fund. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard. A substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of individual investors from the Fund because the financial intermediary maintains the record of underlying beneficial owners. In addition, certain financial intermediaries have different policies regarding monitoring and restricting frequent purchases and redemptions in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund’s practices discussed above.

The Fund’s Boards of Trustees reserve the right to amend their policies and procedures at any time and from time to time in their sole discretion, without prior notice to shareholders.

Additional Information About Specified Benefit Plans (Class R Shareholders Only)

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Fund.

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Fund and may be paid for providing shareholder servicing and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the Fund, the Adviser or an affiliate (normally not to exceed an annual rate of 0.15% of the Fund's average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). The Fund’s distributor may also pay a financial service firm or specified benefit plan for sub-transfer agency or other administrative services. Such services are described in greater detail below under "Payments for Sub-Transfer Agency Services." Your specified benefit plan may establish various minimum investment requirements for Class R shares of the Fund and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator for additional information. Plan administrators should contact their financial service firm for information about the firm. This Prospectus should be read in connection with the specified benefit plan's and/or the financial service firm's materials regarding its fees and services.

For further details about payments made to financial service firms, please see "Additional Payments to Financial Intermediaries" below and "Distribution" in the Statement of Additional Information.

Taxes, Dividends and Distributions

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you.

The Fund has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will ordinarily not be subject to U.S. federal income tax on its net income and gains that it distributes to shareholders. The Fund expects to distribute all or substantially all of its income and gains to shareholders every year. If the Fund were to fail to qualify as a regulated investment company, or to satisfy the distribution requirements applicable to regulated investment companies in any taxable year, the Fund would be subject to fund-level taxation with respect to such year, which consequently, would result in a reduction in assets available for distribution to shareholders.

For U.S. federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned your shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Properly reported distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates.

Distributions of net short-term capital gains (as reduced by any net long-term capital losses) and gains on the sale of or payment on bonds characterized as market discount are generally taxable to shareholders as ordinary income. Distributions of net investment income properly reported by the Fund as derived from "qualified dividend income" are taxed to individuals at the lower rates applicable to net capital gain, provided that both you and the Fund meet certain holding period and other requirements.

A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Net investment income generally includes for this purpose distributions paid by the Fund of net investment income and capital gains, and net gains recognized on the redemption, sale or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions are taxable to you whether you receive them in cash or reinvest them in additional shares. Distributions may also be subject to state and local taxes. Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions from such a plan.

The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments (including when it is not advantageous to do so) in order to satisfy its distribution requirements.

The Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's return on those investments would be decreased. Generally, shareholders of the Fund will not be entitled to claim a credit or deduction with respect to any foreign taxes withheld from or paid by the Fund. However, if more than 50% of the Fund's assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their tax returns (subject to certain limitations) with respect to foreign taxes withheld from or paid by the Fund. The Fund's investment in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The Fund's use of derivatives may affect the amount, timing and/or character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

Any gain resulting from the redemption, sale or exchange of your shares will generally also be subject to tax. If you exchange shares of one Pax World Fund for shares of another Pax World Fund, this generally will be treated as a redemption of Fund shares and purchase of new Fund shares and any gain realized on the redemption portion of the transaction generally will be subject to U.S. federal income tax. For information about determining your tax basis for shares, including those acquired through the reinvestment of dividends, see "Cost Basis Reporting" above.

The Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to individual shareholders who fail to provide the Fund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Special tax considerations apply to foreign persons investing in the Fund. Foreign persons are urged to consult the Statement of Additional Information for more information.

* * * * *

The tax information provided in this Prospectus is general information and, unless otherwise specifically noted, may not apply to a shareholder if he or she is investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. This information is based on current tax laws and regulations, which may change (possibly with retroactive effect). Shareholders are urged to consult their own tax advisors regarding their particular tax situation (under federal, state, local, and foreign tax laws). More information about taxes is contained in the Statement of Additional Information.

Dividends and Distributions

The Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Individual Investor Class, Class A and Class R shares are expected to be lower than dividends on Institutional Class shares as a result of the distribution fees applicable to Individual Investor Class, Class A and Class R shares.

The Fund expects to pay dividends of net investment income, if any, semiannually and to make distributions of net realized capital gains, if any, at least annually. For these purposes "dividends" of net investment income generally consist of interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund. "Distributions of net realized capital gains" generally consist of capital gains on sales of securities by the Fund, whether long term (from the sale of securities held for more than 12 months) or short term (from the sale of securities held for 12 months or less).

Shareholders may elect one of the following options for receipt of their dividend and capital gain distributions, if any:

• Reinvest all distributions in additional shares of the same class of the Fund. This will be done unless the shareholder elects another option.

• Reinvest all distributions in shares of the same class of another Pax World Fund at net asset value. The shareholder must have an account existing in the series selected for investment with the identical registered name. The shareholder must elect this option on his or her account application or by a telephone request to the transfer agent.

• Receive dividends in cash (see options below) and reinvest capital gains in additional shares of the same class of the Fund or another Pax World Fund at net asset value.

• Reinvest dividends in additional shares of the same class of the Fund or another Pax World Fund at net asset value and receive capital gains in cash (see options below).

• Receive all distributions in cash by one of the following methods:
- Send the check to the shareholder's address of record.
- Send the check to a third party address.
- Transfer the money to the shareholder's bank via electronic (ACH) transfer.

Plan participants who elect to receive cash distributions in connection with Class R shares will receive such distributions through their plan administrators.

Shareholders should elect an option by sending written instructions to the transfer agent:

by regular mail to:

Pax World Mutual Funds
P.O. Box 55370
 Boston, MA 02205-5370

or, by overnight delivery to:

Pax World Mutual Funds
C/O BFDS
30 Dan Road, Suite 55370
Canton, MA 02021-2809
 Toll-Free Telephone: 800.372.7827

If a shareholder elects to have distributions reinvested in shares of a Pax World Fund, a confirmation of any reinvestment will be made through a quarterly statement sent to the shareholder by the transfer agent at such shareholder's address of record (or, for Class R shareholders, to such shareholders' plan administrators), or via e-mail notification for shareholders who elect electronic delivery of quarterly statements.

Important Note Regarding "Lost Shareholders"

If the postal or other delivery service is unable to deliver shareholder documents to your address of record, or if your account has no activity in it for a period of time, the Fund may be required to transfer it to a state under the state’s abandoned property law. Further, if the postal or other delivery service is unable to deliver shareholder documents to your address of record, the Fund reserves the right to refuse subsequent purchases for your account and to cancel any Automatic Investment Plan established for your account.

If a shareholder elects to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to such shareholder's address of record, or if your checks remain uncashed for six months, the Fund reserves the right to reinvest your distribution checks in your account at the then-current net asset value and to change your distribution option to reinvest all distributions in additional shares of the same class of the Fund. No interest will accrue on amounts represented by uncashed distribution checks.

Shareholder Services

Online Account Access

For convenience, Pax World offers online account access for Institutional Class, Individual Investor Class and Class A shareholders. Using a User ID and password, shareholders can access their Pax World accounts online at any time to review account balances or histories, to purchase or to redeem Fund shares or to make exchanges between different Pax World Funds. To obtain additional information about investing online, visit www.paxworld.com or call Pax World toll-free at 800.372.7827.

Tax-Deferred Retirement Plans

Various tax-deferred retirement plans and accounts, including IRAs, Coverdell Education Savings Accounts, Roth IRAs, SIMPLE IRAs, and SEP (Simplified Employee Pension) IRA plans, are available through Pax World. Information regarding the establishment and administration of these plans, custodial fees (such plans currently are charged an annual custodial fee of $12) and other details is available from Pax World. If a shareholder is considering adopting such a plan, he or she should consult with his or her own legal and tax advisors with respect to the establishment and maintenance of such a plan.

Delivery of Shareholder Documents

In order to reduce expenses, it is intended that the Fund will deliver only one copy of a Fund's Prospectus and each annual and semiannual report to any address shared by two or more accounts. Shareholders who wish to receive additional copies of these documents and who hold their shares directly with the Fund should request a separate copy by writing to Pax World at P.O. Box 55370, Boston, MA 02205-5370, by telephoning Pax World toll-free at 800.372.7827 or by visiting Pax World's website at www.paxworld.com. Alternatively, if shares are held through a specified benefit plan or financial institution, please contact it directly. Within thirty days after receipt of a shareholder's request by the Fund or financial institution, as applicable, such party will begin sending shareholders individual copies.

Shareholders also may elect to have prospectuses, annual and semiannual reports delivered by email by enrolling in Pax World's electronic document delivery service, which is available through the Pax World website at www.paxworld.com.

Global Citizen Program

Voluntary Income Contribution to Foster Sustainable Development and Empower Women

In order to complement the Fund’s commitment to sustainable development, Pax World investors are provided the opportunity to support humanitarian relief and sustainable development activities around the world by designating a portion of their investment earnings (dividends and/or capital gains) for contribution to certain nongovernmental organizations. At the present time, these organizations include Mercy Corps (www.mercycorps.org), a leading humanitarian relief organization based in Oregon, whose programs focus on helping communities recover from war or social upheaval through humanitarian relief work, sustainable development initiatives and promoting the development of civil society institutions; and Women Thrive Worldwide (www.womenthrive.org), a leading non-profit organization shaping U.S. international assistance and trade policy to help women in developing countries lift themselves out of poverty.

Shareholders who hold an account directly in the Fund may, at their election, designate a voluntary contribution of a percentage of such shareholder's Fund distributions (including both income and capital gains) to support either of these organizations.

The Fund will automatically calculate the dollar amount represented by such percentage and will forward such amount to the designated organization on the shareholder's behalf. Contributions to each organization are tax-deductible charitable contributions. Contributing shareholders will receive an annual confirmation for income tax purposes indicating the total amount of contributions made.

No compensation will be paid by these organizations directly or indirectly to the officers and trustees of any Pax World Fund. In addition, the Board of Trustees has been advised by the Adviser that no compensation will be paid directly or indirectly to the directors of such organizations, except for reimbursement of travel expenses and payment of other reasonable fees for services rendered on behalf of projects undertaken by them.

To register as a Global Citizen Program designator, shareholders should complete the appropriate section on their account applications; existing account holders should contact the Fund to request a registration form. Additional information may be obtained by telephoning the Fund toll-free at 800.767.1729, or by visiting the Global Citizen Program page of the Fund’s website at www.paxworld.com.

Distribution Arrangements

Rule 12b-1 Plans

The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows it to pay distribution fees for the sale and distribution of its Individual Investor Class, Class A and Class R shares and for personal services rendered to such shareholders and/or the maintenance of shareholder accounts. The annual fees may equal up to 0.25%, 0.25% or 0.50% of the average daily net assets allocable to Individual Investor Class, Class A or Class R shares, respectively, of the Fund.

Because distribution and service fees are paid out of the Fund’s assets on an ongoing basis, over time these expenses will increase the cost of your investment and may cost you more than paying other types of sales charges (loads).

Payment for Sub-Transfer Agency Services

The Fund may make payments to financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other Securities and Exchange Commission-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Adviser, ALPS Distributors, Inc., the Fund’s distributor, and their affiliates and are in addition to any distribution and/or servicing (12b-1) fees paid to such financial intermediaries. The payments described above may vary from amounts paid to the Fund’s transfer agent for providing similar services to other accounts. The Adviser and ALPS Distributors, Inc. do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

Additional Payments to Financial Intermediaries

Financial intermediaries may receive various forms of compensation from the Fund as well as from the Adviser and/or ALPS Distributors, Inc. (for purposes of this section only, the Adviser and ALPS Distributors, Inc. are referred to collectively as the "Distributor") in connection with the sale of shares of the Fund to a shareholder or a shareholder remaining an investor in the Fund. The compensation that the financial intermediary receives will vary among financial intermediaries. The types of payments include payments under plans and payments by the Distributor out of its own assets. These payments may create a conflict of interest by providing a financial incentive to your financial intermediary to promote the Fund actively or to cooperate with the Distributor's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend the Fund. Shareholders should ask their financial intermediary for information about any payments it receives from the Distributor or the Fund and any services it provides, as well as about fees and/or commissions imposed on shareholders by the financial intermediary. Financial intermediaries may categorize and disclose these arrangements differently than the Distributor does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with the Fund's purchase or sale of portfolio securities. However, the Fund and the Adviser do not consider a financial intermediary's sale of shares of the Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Fund.

In addition, from time to time, the Distributor, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of Fund shares. Such payments by the Distributor may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor's policies and applicable law. These payments may vary depending upon the nature of the event.

Financial Highlights

As this is a new fund, there are no financial highlights.

Pax World Management LLC
 Client Privacy Statement

Guiding Principles

The relationship between Pax World Management LLC and our clients is the most important asset of our firm. We strive to maintain your trust and confidence in our firm, an essential aspect of which is our commitment to protect your personal information to the best of our ability. We believe that all of our clients value their privacy, so we will not disclose your personal information to anyone unless it is required by law, at your direction, or is necessary to provide you with financial services. We have not and will not sell your personal information to anyone.

Personal Information That We Collect, Maintain and Communicate
Pax World Management LLC collects and maintains your personal information so we can provide investment management services to you. The types and categories of information we collect and maintain about you include:

• Information we receive from you to open an account or provide investment advice to you (such as your name, home address, telephone number, marital status, social security number, name and social security number of beneficiaries, occupation and employment information, and tax bracket and other financial information, and investment history, including any information contained in subscription documents or investor questionnaires).

• Information that we generate to service your account (such as trade tickets and account statements).

• Information that we may receive from third parties with respect to your account (such as information which we may receive from your investment advisors, attorneys, accountants or other financial advisors).

In order for us to provide these services to you, we do disclose your personal information in very limited instances, which include:

• Disclosures to companies—subject to strict confidentiality agreements—that perform services on our behalf (such as our technology consultants who assist us in maintaining our computer systems).

• Disclosures to companies as permitted by law, including those necessary to service your account (such as providing account information to outside legal counsel, to other broker-dealers with whom you maintain an account or to custodians).

• Disclosures to regulatory agencies as permitted by law, including the Securities and Exchange Commission, the Treasury Department, and state securities commissions. These agencies may make official requests from time to time regarding customer accounts and trading activity, to which we are obligated to respond.

How We Protect Your Personal Information

To fulfill our privacy commitment at Pax World Management LLC, we have instituted firm-wide practices to safeguard the information that we maintain about you. These include:

• Adopting policies and procedures that put in place physical, electronic, and other safeguards to keep your personal information safe.

• Limiting access to personal information to those employees who need it to perform their job duties.

• Requiring third parties that perform services for us to agree by contract to keep your information strictly confidential.

• Protecting information of our former clients to the same extent as our current clients.

If you have any questions regarding our privacy commitment, please contact Maureen Conley at Pax World Management LLC at 1.800.767.1729.

May 2015

Not a part of the prospectus.

FOR MORE
 INFORMATION

General Fund Information
800.767.1729

Shareholder Account Information
800.372.7827

Account Inquiries
Pax World
P.O. Box 55370
Boston, MA 02205-5370

Investment Adviser
Pax World Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801

Transfer and Dividend
 Disbursing Agent
Boston Financial Data Services
P.O. Box 55370
Boston, MA 02205-5370

Custodian
State Street Bank
 and Trust Company
1 Lincoln Street
Boston, MA 02111

30 Penhallow Street, Suite 400
Portsmouth, NH 03801
800.767.1729
www.paxworld.com
info@paxworld.com

Shareholder Reports The Fund’s annual and semiannual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report to shareholders discusses market conditions and investment strategies that significantly affected the Fund’s performance during their last fiscal year.

Statement of Additional Information A statement of additional information dated May 1, 2015 has been filed with the Securities and Exchange Commission. The Statement of Additional Information, as supplemented from time to time, includes additional information about the Funds and is incorporated by reference in its entirety into this Prospectus, which means that it is considered to be part of this Prospectus.

Obtaining Fund Documents and Additional Information About the Fund The Statement of Additional Information and the Fund’s annual and semiannual reports are available, without charge, upon request by telephoning or emailing Pax World, or by visiting Pax World's website.

Shareholder Inquiries Shareholders may direct inquiries concerning the Fund in writing by regular mail to Pax World Funds, P.O. Box 55370, Boston, MA 02205-5370, in writing by overnight delivery to Pax World Funds, C/O BFDS, 30 Dan Road, Suite 55370, Canton, MA 02021-2809, or by telephone (toll-free) to 800.372.7827 (or from outside the United States (collect) to 617.483.5000).

Securities and Exchange Commission Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202.551.8090. The Fund’s shareholder reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.
Investment Company Act File Number: [    ]

PAX-PR15

PAX WORLD FUNDS SERIES TRUST I

PAX WORLD BALANCED FUND
Individual Investor Class (PAXWX)
Institutional Class (PAXIX)
Class R (PAXRX)

PAX WORLD GROWTH FUND
Individual Investor Class (PXWGX)
Class A (PXGAX)
Institutional Class (PWGIX)
Class R (PXGRX)

PAX WORLD SMALL CAP FUND
Individual Investor Class (PXSCX)
Class A (PXSAX)
Institutional Class (PXSIX)
Class R (PXSRX)

PAX WORLD MID CAP FUND
Individual Investor Class (XXXXX)
Class A (XXXXX)
Institutional Class (XXXX)

PAX WORLD HIGH YIELD BOND FUND
Individual Investor Class (PAXHX)
Class A (PXHAX)
Institutional Class (PXHIX)
Class R (PXHRX)

PAX WORLD GLOBAL ENVIRONMENTAL MARKETS FUND
Individual Investor Class (PGRNX)
Class A (PXEAX)
Institutional Class (PGINX)
Class R (PGRGX)

PAX MSCI INTERNATIONAL ESG INDEX FUND
Individual Investor Class (PXINX)
Institutional Class (PXNIX)
Class R (PXIRX)

PAX WORLD FUNDS SERIES TRUST III

PAX ELLEVATE GLOBAL WOMEN’S INDEX FUND
Individual Investor Class (PXWEX)
Institutional Class (PXWIX)

(the “Funds”)
30 Penhallow Street, Suite 400, Portsmouth, NH 03801

For Shareholder Account Information: 800-372-7827

Portsmouth, NH Office: 800-767-1729 / 603-431-8022

Website:www.paxworld.com

Dated XXXXX, 2015

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds’ Prospectus dated the date hereof, as supplemented from time to time.

Copies of the Funds’ Prospectuses and annual and semiannual reports may be obtained, without charge, by writing to Pax World at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801, telephoning Pax World at 800-767-1729 (toll free), visiting the Pax World website at www.paxworld.com or visiting the Securities and Exchange Commission’s website at www.sec.gov.

i

MUNICIPAL LEASE OBLIGATIONS	32
OTHER INVESTMENT COMPANIES	32
PARTICIPATION ON CREDITORS COMMITTEES	32
PREFERRED STOCK	33
REAL ESTATE SECURITIES AND RELATED DERIVATIVES	33
REPURCHASE AGREEMENTS	34
REVERSE REPURCHASE AGREEMENTS	34
RIGHTS AND WARRANTS	34
RULE 144A SECURITIES	35
SHORT SALES	35
SHORT-TERM MUNICIPAL OBLIGATIONS	36
SOVEREIGN DEBT	36
STOCKS OF MICRO, SMALL AND MEDIUM CAPITALIZATION COMPANIES	37
STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS	37
TRACKING VARIANCE	38
U.S. GOVERNMENT SECURITIES	38
VARIABLE AND FLOATING RATE SECURITIES	38
WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS	38
ZERO-COUPON BONDS, STEP-UPS AND PAYMENT-IN-KIND SECURITIES	39
INVESTMENT RESTRICTIONS	39
DISCLOSURE OF PORTFOLIO HOLDINGS	40
MANAGEMENT OF THE FUNDS	42
TRUSTEES AND OFFICERS	43
PORTFOLIO MANAGERS	51
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	53
CODE OF ETHICS	60
PROXY VOTING GUIDELINES	60
INVESTMENT ADVISORY AND OTHER SERVICES	61
ADVISORY AGREEMENT	62
DISTRIBUTOR	63
CUSTODIAN	64
TRANSFER AND DIVIDEND DISBURSING AGENT	64
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	64

ii

BROKERAGE ALLOCATION AND OTHER PRACTICES	64
BROKERAGE TRANSACTIONS	64
BROKERAGE SELECTION	65
BROKERAGE COMMISSIONS	66
CAPITAL STOCK AND OTHER SECURITIES	66
PRICING OF FUND SHARES	67
TAXATION	68
DISTRIBUTION	78
MISCELLANEOUS INFORMATION	84
FINANCIAL STATEMENTS	84
APPENDIX A PAX WORLD MANAGEMENT LLC AND PAX ELLEVATE MANAGEMENT LLC PROXY VOTING GUIDELINES	A-1
APPENDIX B WOMEN’S EMPOWERMENT PRINCIPLES	B-1

iii

TRUST HISTORY

Pax World Funds Series Trust I (“Trust I”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on May 25, 2006 for the purpose of redomiciling Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc. as series of a Massachusetts business trust. Trust I succeeded to the registration statement of Pax World Balanced Fund, Inc., which was incorporated on February 25, 1970. Pax World Balanced Fund (the “Balanced Fund”), Pax World Growth Fund (the “Growth Fund”), Pax World Small Cap Fund (the “Small Cap Fund”), Pax World Mid Cap Fund (the “Mid Cap Fund”), Pax World High Yield Bond Fund (the “High Yield Bond Fund”), Pax World Global Environmental Markets Fund (the “Global Environmental Markets Fund”) and Pax MSCI International ESG Index Fund (the “International Index Fund”) are each diversified series of the Trust.

Effective March 31, 2014 the International Index Fund acquired the assets of Pax World International Fund, a series of Trust I, and of Pax MSCI EAFE ESG Index ETF, a series of Pax World Funds Trust II, pursuant to an Agreement and Plan of Reorganization dated December 13, 2013 (the “International Reorganizations”). Because the International Index Fund had no investment operations prior to the closing of the International Reorganizations, and based on the similarity of the International Index Fund to Pax MSCI EAFE ESG Index ETF, Pax MSCI EAFE ESG Index ETF (the “Predecessor International Fund”) is treated as the survivor of the International Reorganizations for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the International Index Fund prior to March 31, 2014 is that of Pax MSCI EAFE ESG Index ETF.

Pax World Funds Series Trust III (“Trust III”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on December 4, 2013 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Pax Ellevate Global Women’s Index Fund (the “Global Women’s Index Fund”) is a diversified series of Trust III.

Effective June 4, 2014 the Global Women’s Index Fund acquired the assets of Pax World Global Women’s Equality Fund, a series of Trust I, pursuant to an Agreement and Plan of Reorganization dated as of May 28, 2014 (the “Global Women’s Reorganization”). Because the Global Women’s Index Fund had no investment operations prior to the closing of the Global Women’s Reorganization, Pax World Global Women’s Equality Fund (the “Predecessor Global Women’s Fund”) is treated as the survivor of the Global Women’s Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Global Women’s Index Fund for periods prior to June 4, 2014 is that of the Predecessor Global Women’s Fund.

INVESTMENT PHILOSOPHY

The Balanced Fund, the Growth Fund, the Small Cap Fund, the Mid Cap Fund, the High Yield Bond Fund, the Global Environmental Markets Fund and the International Index Fund (the “Pax World Funds”) pursue a sustainable investing approach— investing in forward-thinking companies with more sustainable business models. The Pax World Funds’ investment adviser identifies those companies by combining rigorous financial analysis with equally rigorous environmental, social and governance analysis. The result, the investment adviser believes, is an increased level of scrutiny that helps it to identify better-managed companies that are leaders in their industries; that meet positive standards of corporate responsibility; and that focus on the long term. By investing in those companies, the Pax World Funds intend for shareholders to benefit from their vision and their success.

The Balanced Fund, the Growth Fund, the Small Cap Fund, the Mid Cap Fund, the High Yield Bond Fund and the Global Environmental Markets Fund avoid investing in issuers that the investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

Depending on the particular fund, asset class or type of security involved, the investment adviser may give less relative weight to certain sustainability or ESG criteria, apply slightly different criteria or apply such criteria differently. For example:

The Growth Fund strives to be fossil fuel-free.

The High Yield Bond Fund and the fixed-income portion of the Balanced Fund take a slightly different approach from our equity funds. For these Pax World Funds, Pax World seeks to avoid companies that fail our exclusionary  criteria on weapons and tobacco, that it determines are the subject of significant environmental, social or governance controversy or that it determines significantly underperform their peers on key (but not necessarily all) ESG or sustainability criteria.

The Global Environmental Markets Fund, in addition to applying Pax World’s customary sustainability or ESG criteria, has a particular focus on environmental markets—investing in companies whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies; and sustainable food, agriculture and forestry. The Fund also strives to be fossil fuel free.

The International Index Fund tracks the performance of the MSCI EAFE ESG Index, which is created and maintained by MSCI, Inc., and consists of equity securities of issuers organized or operating in developed market countries around the world, excluding the U.S. and Canada, that have high sustainability or environmental, social and governance ratings relative to their sector and industry group peers, as rated by MSCI ESG Research annually.

The Global Women’s Index Fund (together with the Pax World Funds the “Funds”) seeks investment returns that closely correspond to or exceed price and yield performance, before fees and expenses, of the Pax Global Women’s Leadership Index* (the “Women’s Index”). The Index is a customized market-weighted index consisting of equity securities of issuers organized or operating in countries around the world that demonstrate a commitment to advancing and empowering women through gender diversity on their boards, in management and through other policies and programs, and an understanding of the potential business advantages associated with greater gender diversity, as rated by Pax World Gender Analytics. In addition, the companies comprising the Women’s Index meet certain environmental, social and governance (ESG) or sustainability thresholds, as rated by MSCI ESG Research. The Women’s Index is re-constituted annually. Events occurring between re-constitutions of the Women’s Index, including events such as the hiring or firing of women executives and the election or retirement of women directors, may not be reflected in the Women’s Index until it is next re-constituted. Similarly, the Global Women’s Index Fund may delay adding or subtracting a company from its portfolio based on such events until the Women’s Index is re- constituted.

Our primary goal is to produce competitive returns for our investors. By integrating environmental, social and governance criteria what we call “sustainability” criteria into our investment approach, Pax World also seeks to promote peace, protect the environment, advance global equity, and foster sustainable development. To denote this endeavor, the Funds have adopted the name “Pax World.”

For more information, see “About the Funds—Sustainable Investing” in the Prospectus.

*a custom index calculated by MSCI

INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, the Funds may employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law or regulation, the Funds may engage in each of the practices described below. However, no Fund is required to engage in any particular transaction or to purchase any particular type of securities or investment even if to do so might benefit such Fund. Unless otherwise stated herein, all investment policies of the Funds may be changed by the Board of Trustees of Trust I and the Board of Trustees of Trust III (each, a “Board” and collectively, the “Boards”) without shareholder approval. In addition, each Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board but without approval by or notice to shareholders.

BANK OBLIGATIONS

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial  bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, generally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits. Each Fund also may hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

The Funds may invest in U.S. dollar-denominated obligations of foreign banks and in foreign bank obligations denominated in foreign currencies (of both developed and “emerging market” countries). Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “Foreign (Non-U.S.) Securities” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

BORROWING

Each Fund may borrow money only to the extent described under “Investment Restrictions” below. Such a practice will result in leveraging of a Fund’s assets and may force a Fund to liquidate portfolio positions when it may not be advantageous to do so.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets less all liabilities and indebtedness). If the value of a Fund’s assets falls below 300% of the principal amount of its outstanding borrowings, it will reduce its outstanding borrowings to the extent necessary to achieve such 300% coverage within three (3) business days after the day on which such value falls below 300% of such principal amount with “Business Day” defined as any day that the NYSE, the relevant Trust and the Fund’s custodian are open for business, including any day that the Fund is required to be open under Section 22(e) of the 1940 Act. In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements, which are discussed in greater detail below under “Reverse Repurchase Agreements.” Reverse repurchase agreements will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.

COLLATERALIZED DEBT OBLIGATIONS

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults,  increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the nominal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COMMERCIAL PAPER

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. Each Fund may invest in commercial paper of any credit quality consistent with such Fund’s investment objectives and policies, including unrated commercial paper for which Pax World Management LLC (“PWM”) or Pax Ellevate Management LLC (“PEM”) (each, an “Adviser” and collectively, the “Advisers”) has made a credit quality assessment.

CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, such Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on such Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will  be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending on the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, each Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element’) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income- producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income- producing element.

The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

CORPORATE BONDS

Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The investment return of corporate bonds reflects interest earnings and changes in the market value of the security. The market value of a corporate bond may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by the instrument.

CREDIT-LINKED TRUST CERTIFICATES

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another debt securities market. Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to  the derivative instruments and other securities in which the trust invests. The Funds’ investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, liquidity risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies” herein, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Funds will remain subject to such limitations and regulation). Although the trusts are typically private investment companies, they generally are not actively managed. It also is expected that the certificates will be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate liquid assets in an amount sufficient to meet such commitments.

Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result; a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.”

DERIVATIVE INSTRUMENTS

Subject to the limitations described under “Investment Restrictions” below, each Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts (“futures options”) to equitize cash, add leverage to its portfolio, for hedging purposes and as part of its overall investment strategy. Each Fund also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return.

The value of some derivative instruments in which Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to successfully utilize these instruments may depend in part upon the Advisers’ ability to forecast interest rates and other economic factors correctly. If the Advisers incorrectly forecast such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could lose money.

The Funds might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. If the Advisers incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, such Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. Income earned by a Fund from some (but not all)  derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. More generally, a Fund’s use of derivatives can affect the amount, timing and/or character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

Options on Securities and Indexes. Each Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market; and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of “American style” options) or at the expiration of the option (in the case of “European style” options). The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities or certain economic indicators.)

Each Fund will write call options and put options only if they are “covered.” In the case of a call option on a debt obligation or other security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if a Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if a Fund holds a call on the same security or index as the call written when the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Fund in segregated liquid assets. A put option on a security or an index is “covered” if a Fund segregates liquid assets equal to the exercise price. A put option also is covered if a Fund holds a put on the same security or index as the put written when the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

If an option written by a Fund expires unexercised, such Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, such Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund so desires. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option sold. The principal factors affecting the market value of a put or a call option include, but are not limited to, supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of such Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the settlement price on the exchange on which it is traded or, if not traded on an exchange or if no settlement price is available, at the mean between the last reported bid price and the last reported asked price.

Each Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.  A Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or index above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security or index decline. The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), such Fund will lose its entire investment in the option. Also, if a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option might expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, such Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options. Each Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. Each Fund that may buy or sell put and call options may buy or sell such options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price at expiration or until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price at expiration or until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

Options on Futures Contracts An option on a futures contract is the right, purchased for a certain price, to either buy or sell the underlying futures contract during a certain period of time for a fixed price. Options trading requires many of the same skills as does successful futures contract trading. However, since specific market movements of the underlying futures contract must be predicted accurately, the risks involved are somewhat different. For example, if a Fund buys an option (either to sell or buy a futures contract), such Fund will pay a “premium” representing the market value of the option. Each Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. Each Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of  the put. In such cases, each Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Unless the price of the futures contract underlying the option changes and it becomes profitable to exercise or offset the option before it expires, a Fund may lose the entire amount of the premium. Conversely, if a Fund sells an option (either to sell or buy a futures contract), such Fund will be credited with the premium but will have to deposit margin due to a Fund’s contingent liability to take or make delivery of the underlying futures contract in the event the option is exercised. The writing of an option involves the risk of losing the entire investment or substantially more than the entire investment, thereby causing significant losses to the client in a relatively short period of time. The ability to trade in or exercise options may be restricted in the event that trading in the underlying futures contract becomes restricted.

Futures Contracts. Each Fund may transact in futures. Futures transactions involve the Fund’s buying or selling futures contracts. When a trader, such as the Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term, high-quality/liquid securities (such as U.S. Treasury bills or high-quality tax-exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. Should the value of the equity in the margin account drop below the minimum amount required to be maintained, or “maintenance margin”, a Fund will be required to deposit additional equity to restore the value the margin account to its initial level.

As the value of the futures contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin.” The gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions and other transaction costs.

Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, such Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, a futures purchase is closed by the purchaser selling an offsetting futures contract. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Futures contract prices, and the prices of the related contracts in which a Fund may trade, are highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. In addition, governments from time to time intervene, directly and by regulation, in these markets, with the specific intention of influencing such prices. The effect of such intervention is often heightened by a group of governments acting in concert.

Furthermore, the low margin deposits normally required in futures trading permit an extremely high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. As an added risk in these volatile and highly leveraged markets, it is not always possible to liquidate futures positions to prevent further losses or recognize unrealized gains. Illiquidity can arise due to daily price limits taking effect or to market disruptions. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. The inability to liquidate futures positions creates the possibility of a Fund being unable to control its losses. If a Fund were to borrow money to use for trading purposes, the effects of such leverage would be magnified. The rights of any lenders to a Fund to receive payments of interest or repayments of principal will be senior to those of the investors and the terms of any loan agreements may contain  provisions that limit certain activities of a Fund. A Fund may also be unable to utilize all cash available to it if certain margin requirements cannot be netted across exchanges, or alternatively if financing is unavailable. Physical delivery of commodities can result in temporary illiquidity and a Fund may incur additional charges associated with the holding and safekeeping of any such commodities.

Additionally, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and a Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Each Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (the “CEA”) with respect to the Funds pursuant to Rule 4.5 under the CEA, and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA. To remain eligible for the exclusion, each Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, such Fund’s Adviser would be required to register as a CPO with the Commodity Futures Trading Commission (“CFTC”) with respect to that Fund. Such Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which a Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by an Adviser’s intention to operate the Fund in a manner that would permit such Fund’s Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect such Fund’s total return. In the event an Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a CPO with respect to a Fund, such Fund’s expenses may increase, adversely affecting that Fund’s total return.

Limitations on Use of Futures and Futures Options. When purchasing a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal to the market value of the futures contract (marked to market on a daily basis). Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by such Fund.

When selling a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal to the market value of the instruments underlying the contract (marked to market on a daily basis). Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by such Fund.

When selling a call option on a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal the total market value of the futures contract underlying the call option (marked to market on a daily basis).

Alternatively, a Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract; or by holding a separate call option permitting a Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by such Fund.

When selling a put option on a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal the purchase price of the futures contract (marked to market on a daily basis). Alternatively, a Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by such Fund.

The requirements for qualification as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and other tax considerations also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.  Index Futures Contracts. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500® Index futures may trade in contracts with a value equal to $250 multiplied by the S&P 500® Index. The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Foreign Derivatives Markets. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Fund could incur losses as a result of those changes. A Fund’s use of certain of these instruments may cause such Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates when distributed by a Fund to shareholders) than if a Fund had not used such instruments. See also “Foreign Currency Transactions” below for special tax considerations relating to foreign currency-related derivatives.

Swap Agreements. Each Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. Each Fund also may enter into options on swap agreements (“swaptions”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if a Fund had invested directly in an instrument that yielded that desired return. Many swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.  Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. A Fund’s successful use of swap agreements will depend on the ability of such Fund’s Adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because swaps are two- party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. A Fund may also suffer losses if it is unable to terminate (or terminate at the time and price desired) outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call options. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However when a Fund writes a swaption, upon exercise of the option such Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to such Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by such Fund’s Adviser in accordance with procedures established by the Board. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the ability of such Fund’s Adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Certain swap agreements are exempt from most provisions of the CEA and therefore are not regulated as futures or commodity option transactions under the CEA. The requirements for qualification as a RIC under the Code and other tax considerations may limit the extent to which a Fund may enter into swap transactions. Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) established a framework for the regulation of OTC swap markets; the framework outlined the joint responsibility of the CFTC and the SEC in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and jointly they are both responsible for the regulation of mixed swaps.

Credit Default Swaps. Each Fund may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed-upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations or a specified amount of cash, depending upon the terms of the swap.

Each Fund may be either the protection buyer or protection seller in a credit default swap. If a Fund is a protection buyer, such Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, a Fund that is a protection buyer has the right to deliver the referenced debt obligations or a specified amount of cash, depending  upon the terms of the swap, and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, a Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by a Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, a Fund that is a protection seller would effectively add leverage to its portfolio because such Fund will have investment exposure to the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, a party to a credit default swap may not be required to inform the counterparty in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. There is no readily available market for trading credit default swaps. A Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause such Fund to incur more losses.

Each Fund will segregate liquid assets in an amount at least equal to the full notional value of the credit default swaps for which it is the seller of protection.

Certain Interest Rate Transactions. As described above, each Fund may enter into interest rate swaps and caps. Interest rate swaps involve a Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying such Fund a variable rate payment that may be structured so as to approximate such Fund’s variable rate payment obligation on any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. Each Fund may use an interest rate cap, which would require a Fund to pay a premium to the cap counterparty and would entitle such Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.

Swap Execution Facilities. Certain derivatives contracts are required to be executed through swap execution facilities (“SEFs”). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. Such requirements may make it more difficult and costly for investment funds, such as the Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral over-the-counter trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. A Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on such Fund’s behalf, against any losses or costs that may be incurred as a result of such Fund’s transactions on the SEF. In addition, a Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on such Fund’s behalf. In that case, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.

Counterparty Risk. A Fund will be exposed to the credit risk of the counterparties with which, or the brokers, dealers and exchanges through which, it deals, whether it engaged in exchange traded or off-exchange transactions. If a Fund’s futures commission merchant, (“FCM”) becomes bankrupt or insolvent, or otherwise defaults on its obligations to a Fund and thus a Fund may not receive all amounts owed to it in respect of its trading, despite the clearinghouse fully discharging all of its obligations. The Commodity Exchange Act requires an FCM to segregate all funds received from its customers with respect to regulated futures transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully  protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, a Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even though certain property specifically traceable to a Fund (for example, U.S. Treasury bills deposited by such Fund) was held by an FCM. FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds on deposit with such FCM and owing to them. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, in the event of the bankruptcy or insolvency of a clearinghouse, a Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before a Fund could obtain the return of funds owed to it by an FCM who was a member of such clearinghouse.

Because bi-lateral derivative transactions are traded between counterparties based on contractual relationships, each Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although each Fund intends to enter into transactions only with counterparties which its Adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that a Fund will not sustain a loss on a transaction as a result. In situations where a Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, a Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and a Fund may be exposed to the risk of a court treating such Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Each Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which a Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that such Fund will not sustain a loss on a transaction as a result. Transactions entered into by a Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearinghouses, custodians, depositories and prime brokers throughout the world. Although each Fund attempts to execute, clear and settle the transactions through entities its Adviser believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to a Fund.

Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment goals. It is impossible to fully predict the effects of legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. In particular, the Dodd- Frank Act was signed into law on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, such as swaps, in which a Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing of many OTC derivatives transactions. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

Additional Risk Factors in Cleared Derivatives Transactions. Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. In a cleared derivatives transaction, the Fund’s  counterparty is a clearing house, rather than a bank or broker. Since a Fund is not a member of a clearing house and only members of a clearing house can participate directly in the clearing house, a Fund will hold cleared derivatives through accounts at its clearing member. In a cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through accounts at its clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, centrally cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that NAM US expects to be cleared), and no clearing member is willing or able to clear the transaction on such Fund’s behalf. While the documentation in place between a Fund and its clearing member generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for a Fund, such Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between a Fund and the clearing member is developed by the clearing member and generally is less favorable to such Fund than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by a Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Fund’s clearing member, and the documentation typically does not give such Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Funds, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing will expose a Fund to new kinds of risks and costs.

EMERGING MARKET SECURITIES

An issuer is considered to be economically tied to an emerging market country if its securities are principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of emerging market countries are involved.

Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies  in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

EQUITY SECURITIES

To the extent a Fund has substantial exposure to equity securities, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A decline in the stock market may depress the price of equity securities held by a Fund. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stocks may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

EQUITY-LINKED SECURITIES

Each Fund may invest in equity-linked securities. Equity-linked securities are privately-issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity- linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign (Non-U.S.) Securities” below. In addition, a Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid.

EVENT-LINKED BONDS

Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

EXCHANGE-TRADED FUNDS

Exchange-Traded Funds (“ETFs”) are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UTTs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs and iShares are listed on the NYSE Arca, Inc.). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

FINANCIAL SERVICES COMPANIES

The Funds may invest in equity securities of U.S. and foreign companies in the financial services industries (“financial companies”). Financial companies provide financial services to consumers and businesses and include the following types of firms: commercial banks, savings and loan and thrift institutions; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty and life insurance and insurance holding companies.

Investments in financial companies are subject to risks different from, and sometimes greater than, those that apply to the equity markets in general. Events may occur that significantly affect the financial industry as a whole or a particular segment of the industry (such as banking, insurance or consumer financial services) in which the Funds invest.

The values of securities of financial companies are more likely to be adversely affected by falling interest rates and/or deteriorating economic conditions than the securities of other companies. Also, rising interest rates may reduce the profit margins of some financial companies by reducing the difference between borrowing and lending rates in the capital markets. The profitability of financial companies largely depends on the availability and cost of capital, and can fluctuate rapidly when interest rates change. They may also be subject to risks attendant to lending money for long periods of time at fixed or only partially adjustable interest rates, the risk of lending to borrowers who may be unwilling or unable to pay back the loan, and the risk of lending against the security of assets whose valuations may decline. Insurance companies may also be adversely affected by natural or other catastrophes or disasters. All of these risks may require financial companies to hold substantial reserves against actual or anticipated losses.

In addition, most financial companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business. Most financial companies are also subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial industry may also increase competitive pressures on different types of firms. For example, legislative proposals to remove traditional barriers between commercial banking, investment banking and insurance activities would allow large commercial banks and insurance companies to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within that industry.

Financial institutions in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

FOREIGN (NON-U.S.) SECURITIES

Foreign (non-U.S.) securities include, but are not limited to, U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities; securities of U.S. issuers traded principally in foreign markets; foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The foreign securities in which a Fund may invest also include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued  outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers. Some foreign securities may be restricted against transfer within the United States or to a United States person.

American Depository Receipts (“ADRs”) are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. European Depository Receipts (“EDRs”) are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or, in the United States, over-the-counter. Global Depository Receipts (“GDRs”) may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program.

Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Each Fund also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.  Some securities of corporations domiciled outside the U.S. in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Funds may not realize that a foreign corporation they invest in is a PFIC for U.S. federal tax purposes, which could cause a Fund to incur U.S. federal income tax (including interest charges) at the Fund level. Subject to applicable limits under the 1940 Act, the Funds may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described under “Other Investment Companies.” For more information about the U.S. federal income tax consequences of a Fund’s investment in PFICs, see “Taxation.”

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, transactions in foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar.

Each Fund may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions, which may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and a Fund may decide not to use hedging transactions that are available.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with a Fund’s custodian of liquid assets and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. A Fund might be expected to enter into forwards under the following circumstances:

Lock ln. When an Adviser desires to “lock in” the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of a Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If an Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if an Adviser believes that a Fund can benefit from price appreciation in a given county’s obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. In the case of a direct hedge of a given county’s debt  obligations, the cost of the direct hedge transaction may offset most if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge. An Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if such Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is an example of what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

Tax Consequences of Hedging. Under applicable tax law, a Fund’s currency hedging activities may result in the application of, among other special tax provisions, the mark-to-market and straddle provisions of the Code. Those provisions could affect the amount, timing and/or character of taxable dividends paid by a Fund, including whether dividends paid by a Fund are classified as capital gains or ordinary income. In addition, a Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned, and will likely produce a difference between the Fund’s book income and its taxable income. See “Taxation” below for more information.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange Warrants’ (“CEWS “), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the equity or debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market  for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (PERLSSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely affected by increases in the value of foreign currency. Interest payments on the securities generally are made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse effect on the value of the principal payment to be made at maturity. Performance Indexed Paper. Performance Indexed Paper (“PIPS”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two Business Days prior to maturity.

HIGH YIELD SECURITIES (“JUNK BONDS”)

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities A Fund may continue to hold such securities following a decline in their rating if in the opinion of such Fund’s Adviser it would be advantageous to do so.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as “zero- coupon” or `pay-in-kind” securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements (including at times when it may not be advantageous to do so). The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. While lower rated securities may be less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as zero-coupon or pay-in-kind securities may be affected to a greater extent by interest rate changes. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly- traded market. When secondary markets for high yield securities are less liquid than the market for higher grade  securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

ILLIQUID SECURITIES

Each Fund may not invest more than fifteen percent (15%) of its net assets (taken at market value at the time of investment) in illiquid securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board. The Advisers may be subject to significant delays in the disposition of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities). Depending on the circumstances, illiquid securities may be considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities the disposition of which is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain liquid commercial paper).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Tax exempt industrial development bonds and pollution control bonds, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes and pollution control.

Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

INFLATION-INDEXED BONDS

Inflation-indexed bonds are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.  The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will measure the real rate of inflation in the prices of goods and services accurately. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INITIAL PUBLIC OFFERINGS

Securities in initial public offerings (“IPOs”) are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of accounts to which IPO securities are allocated increases, the number of securities issued to any one account may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when such Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance generally decreases.

LENDING OF PORTFOLIO SECURITIES

To generate additional income, a Fund may lend up to 33%, or such lower percentage specified by the Fund or its Adviser of the value of its total assets (including securities out on loan) to broker-dealers, banks or other institutional borrowers of securities. State Street Bank and Trust Company (“State Street”) serves as lending agent to the Funds pursuant to a securities lending authorization agreement (the “Securities Lending Agreement”) approved by each Board. Under the Securities Lending Agreement, State Street loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral. Collateral may consist of cash, securities issued by the U.S. Government or its agencies or instrumentalities (collectively, “U.S. Government securities”) or such other collateral as may be approved by the relevant Board. For loans secured by cash, the Fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. Government securities, the borrower pays a borrower fee to State Street on behalf of the Fund. If the market value of the loaned securities goes up, State Street will require additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a Fund or a borrower at any time. A Fund may choose to terminate a loan in order to vote in a proxy solicitation if the Fund has knowledge of a material event to be voted on that would affect the Fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or State Street defaults or fails financially. This risk is increased if a Fund’s loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the relevant Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, cash management funds managed by State Street (or its affiliates). State Street shares in any income resulting from the investment of such cash collateral, and an affiliate of State Street may receive asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between State Street (or  its affiliates) and the Fund with respect to the management of such cash collateral. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. State Street will indemnify a Fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Advisers are not responsible for any loss incurred by the Funds in connection with the securities lending program.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Participations in commercial loans may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or may buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan often is administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and ‘interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, such Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank generally would be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, such Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral could be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Advisers believe to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in such Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Investments in loan participations are considered to be debt obligations for purposes of a Fund’s investment restriction relating to the lending of funds or assets.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is  conceivable that, under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

MONEY MARKET INSTRUMENTS

Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposits, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between such Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. A Fund may increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

MORAL OBLIGATION SECURITIES

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

MORTGAGE DOLLAR ROLLS

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to a Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for tends ranging between one and six months, dollar roll transactions may be deemed “illiquid.”

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of such Fund’s Adviser to forecast interest rates and other economic factors correctly. See “Mortgage Pass-Through Securities.” Certain debt obligations also are secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations (“CMOs”).”

Commercial Mortgage Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage- backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the  underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset backed securities.

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “passthrough” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass- through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the “FNMA”) or the Federal Home Loan Mortgage Corporation (the “FHLMC”). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation which until recently was owned entirely by private stockholders. It is subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. See below for a discussion of recent events affecting FNMA.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation which was formerly owned by the twelve Federal Home Loan Banks and until recently was owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by  the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. See below for a discussion of recent events affecting FHLMC.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to a Fund’s industry concentration restrictions (see “Investment Restrictions”). In the case of privately issued mortgage-related securities, each Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FITFA’s appointment as conservator or receiver, as applicable, if FITFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act  requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FITFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FITFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FITFA as conservator or receiver, respectively.

Collateralized Mortgage Obligations (“CMOs ). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but more typically are collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (the `Bonds”). Proceeds of the Bonds offering are used to purchase mortgages or mortgage pass-through certificates (the “Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bonds is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bonds begin to be paid currently. With some CMOs, the issuer serves  as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “passthrough” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government- related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.  CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class (defined below) of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitation on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBS s permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage Backed Securities. Stripped mortgage-backed securities (“SMBSs”) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBSs will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal In the most extreme case, one class will receive all of the interest (the “I0” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBSs may be deemed “illiquid” and subject to a Fund’s limitation on investment in illiquid securities.  Other Asset Backed Securities. Other asset-backed securities (unrelated to mortgage loans) may be offered to investors in the future and may be purchased by a Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile Receivables (CARSSM”).

Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of overcollateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to ensure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than bonds.

CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with a Fund’s investment objectives and policies, a Fund’s Adviser also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

MUNICIPAL BONDS

Each Fund may invest in municipal bonds that pay interest that; in the opinion of bond counsel to the issuer (or on the basis of other authority believed by a Fund’s Adviser to be reliable), is exempt from U.S. federal income taxes (“municipal bonds”), although dividends that such Fund pays that are attributable to such interest will not be tax- exempt to shareholders of that Fund.

Municipal bonds share the attributes of debt obligations in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former U.S. federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds usually are related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the  rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest; or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

MUNICIPAL LEASE OBLIGATIONS

The Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (`municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the Securities and Exchange Commission (the “SEC”). If shares of a Fund are purchased by another investment company in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of such Fund are held by such other fund, such Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Each Fund may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when a Fund’s Adviser believes share prices of other investment companies offer attractive values. The Funds may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. Each Fund may invest in investment companies that are advised by its Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.

As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent such Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectuses and herein.

PARTICIPATION ON CREDITORS COMMITTEES

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make such Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose such Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when such Fund’s Adviser believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by such Fund.

PREFERRED STOCK

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date, and may have heightened sensitivity to changes in interest rates. Sinking fund preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

REAL ESTATE SECURITIES AND RELATED DERIVATIVES

Each Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income  from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided that they comply with the applicable requirements of the Code. A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which a Fund would acquire a security subject to the obligation of the seller to repurchase and such Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and such Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Advisers will monitor the creditworthiness of the counterparties.

REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by such Fund that it is obligated to repurchase. A Fund will segregate liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to a Fund’s limitations on borrowings.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale- buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security.

RIGHTS AND WARRANTS

A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable  and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

RULE 144A SECURITIES

Each Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act. Rule 144A Securities may be deemed illiquid, although a Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by its Board.

SHORT SALES

Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan.

When a Fund makes a short sale, the proceeds it receives are retained by the broker until such Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, such Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. For these purposes, a short sale will be considered to be “against the box” if a Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique.

Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales.

In the view of the Securities and Exchange Commission, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless a Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the  short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

SHORT-TERM MUNICIPAL OBLIGATIONS

Short term municipal securities include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes, among others.

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects receive permanent financing through FNMA or GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SOVEREIGN DEBT

Each Fund may invest in sovereign debt issued by foreign developed and emerging market governments and their respective subdivisions, agencies or instrumentalities, government sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A Fund’s investments in foreign currency-denominated debt obligations and any related hedging transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, a Fund’s investments in foreign currency-denominated debt obligations and any related hedging activities will likely produce a difference between its book income and its taxable income. This  difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require a Fund to make distributions exceeding book income to qualify for treatment as a RIC for U.S. federal tax purposes.

STOCKS OF MICRO, SMALL AND MEDIUM CAPITALIZATION COMPANIES

Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of micro-cap and other small capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity Owning large positions in this type of security involves the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require a Fund to liquidate its securities positions.

Investments in securities of companies with medium market capitalizations share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of smaller capitalization issuers.

STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS

“Structured” notes are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, a Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. Like other sophisticated strategies, a Fund’s use of structured notes may not work as intended; for example, by reducing the duration of the Fund’s portfolio, structured notes may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured instruments may be considered illiquid.

Each Fund may invest in other types of “hybrid” instruments which combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar- denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

TRACKING VARIANCE

As discussed in the Prospectus, the International Index Fund and the Global Women’s Index Fund (together, the “Index Funds”) are subject to the risk of tracking variance — the risk that the performance of an Index Fund will not track the performance of its index. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by an Index Fund and the resulting transaction costs, which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform an Index Fund’s holdings to its investment objective. Tracking variance also may occur due to factors such as the size of an Index Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the index tracked by an Index Fund or the manner in which the index tracked by an Index Fund is calculated, or because the indexing and investment approach of an Index Fund’s Adviser does not produce the intended goal of the Index Fund. Tracking variance is monitored by each Index Fund’s Adviser at least quarterly. In the event the performance of an Index Fund is not comparable to the performance of its index, each Index Fund’s Board will evaluate the reasons for the deviation and the availability of corrective measures.

U.S. GOVERNMENT SECURITIES

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of a Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or that have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See “Zero-Coupon Bonds, Step-Ups and Payment In-Kind Securities.” Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

VARIABLE AND FLOATING RATE SECURITIES

Variable or floating rate securities are securities that pay interest at rates which adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates. These instruments may include, without limitation, variable rate preferred stock; bank loans, money market instruments and certain types of mortgage-backed and other asset backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument; although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The interest rate on inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When purchases of securities on a when-issued or delayed delivery basis are outstanding, a Fund will segregate until the settlement date liquid assets in an amount sufficient to meet the purchase price. Typically, no  income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated. Each Fund will limit such purchases to those in which the date for delivery and payment falls within one hundred twenty (120) days of the date of the commitment.

When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a delayed delivery basis, such Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if a Fund either (i) segregates until the settlement date liquid assets in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Funds may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

ZERO-COUPON BONDS, STEP-UPS AND PAYMENT-IN-KIND SECURITIES

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a RIC under the Code, an investment company, such as a Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because a Fund will not on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years such Fund may have to distribute cash obtained from selling other portfolio holdings of such Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.

INVESTMENT RESTRICTIONS

Fundamental Policies

The following investment policies are fundamental investment policies. Fundamental investment policies are those that cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. Except as otherwise noted in the Prospectus or this Statement of Additional Information, the Funds’ investment objectives and principal investment strategies are not fundamental, and may be changed without a vote of shareholders. The investment objectives of the Balanced, Growth and High Yield Bond Funds are fundamental and may not be changed without a vote of shareholders. A “majority of a Fund’s outstanding voting securities”, when  used in this Statement of Additional Information, means the lesser of (i) sixty-seven percent (67%) of the shares represented at a meeting at which more than fifty percent (50%) of the outstanding voting shares are present in person or represented by proxy or (ii) more than fifty percent (50%) of the outstanding voting shares.

Each Fund may not

1.	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

2.	(a)	(For International Index Fund and Global Women’s Index Fund) If an Index Fund’s index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, such Index Fund will concentrate its investments in the same industry or group of industries. If an Index Fund concentrates its investments in a particular industry or group of industries, such Index Fund will be more susceptible to the risks particular to such industry or group of industries than a fund that is not so concentrated.

(b)	(For all Funds other than the Index Funds) Concentrate more than 25% of the value of its assets in any one industry.(1)

3.	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate. The Funds reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.

4.	Purchase or sell commodities, except that a Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

5.	Make loans, except that this policy shall not prohibit the purchase of debt obligations, entering into repurchase agreements or the lending of a Fund’s portfolio securities.

6.	Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

7.	Borrow money and/or issue senior securities except to the extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

Non-fundamental Policy

To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the “Names Rule”), such Fund has adopted the following non-fundamental policy: The Fund will provide shareholders at least 60 days’ prior notice of any change to its policy adopted to comply with the Names Rule. The notice will comply with paragraph (c) of the Names Rule.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Boards have adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are reasonably designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information.

(1)
For purposes of this restriction, the Funds will “look through” their investments in investment companies to the industries of the companies in which such investment companies invest. Funds’ Forms N-CSR and Forms N-Q will be available on the Securities and Exchange Commission’s website at www.sec.gov. If a Fund’s portfolio holdings information is disclosed to the public (either through a filing on the Securities and Exchange Commission’s EDGAR website or otherwise) before the disclosure of the information on the Funds’ website, the Funds may post such information on its website.

Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, a Fund’s Adviser will post portfolio holdings information on the Funds’ website at www.paxworld.com. The website will contain a full list of each Fund’s portfolio holdings as of the last day of each calendar month. The Advisers generally will post this information on the Funds’ website within 30 days after the end of the month. The Advisers will also post to the website within 45 days after the end of each calendar quarter the percentage of each Fund’s net value represented by each portfolio security (collectively with issuer name and value, the “Portfolio Information”). In addition, the Advisers will post the Funds’ ten largest portfolio holdings on the Funds’ website. For purposes of determining each Fund’s ten largest holdings, a Fund’s Adviser will “look through” any investment by a Portfolio in a registered investment company advised by a Fund’s Adviser. The website will disclose the Portfolio Information of each Fund’s ten largest portfolio holdings as of the last day of each month. The Advisers will post this information on the Funds’ website generally within 10 business days after a month’s end. Such information will remain accessible on the website until the information is filed with the Securities and Exchange Commission as part of the Funds’ Forms N-CSR or Forms N-Q, as applicable.

Complete portfolio holdings of each Fund will also be disclosed on a quarterly basis on forms required to be filed with the Securities and Exchange Commission as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarter will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Forms N-CSRS. The Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to a Fund’s Adviser. In addition, A Fund’s Adviser may distribute (or authorize the custodian to distribute) Confidential Portfolio Information to a Fund’s (i) service providers that require access to such information in order to fulfill their contractual duties with respect to the Funds (“Service Providers”), (ii) plan sponsors (provided that such sponsor agrees to use the information solely to evaluate whether to offer or continue to include the Funds in their platform), (iii) other financial intermediaries (such as brokerage, financial planning and consulting firms; provided that such intermediaries agree to use the information internally and only for purposes of determining whether the Funds are a suitable investment for their clients or in considering whether to recommend the Funds to their clients) (“Intermediaries”), (iv) certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”) for use in developing a rating, and (v) with respect to Funds in which the ESG Managers Asset Allocation Portfolios series of Trust I (the “Portfolios”) invest, Morningstar Associates LLC, in its capacity as subadviser to the Portfolios, for use solely in determining the portion of each Portfolio’s assets that will be allocated for management by each of the Portfolio’s subadvisers, including through the Funds.

Before any disclosure of Confidential Portfolio Information to Service Providers, plan sponsors, Intermediaries or Rating Agencies is permitted, the following conditions must be met: (i) the Funds’ Chief Compliance Officer has authorized the release of the Confidential Portfolio Information; (ii) the recipient must agree not to publish (or otherwise communicate) any information or to use the information to trade in Fund shares (or as part of any trading, hedging or arbitrage strategy), except that Morningstar Associates LLC may use such information in determining the portion of each Portfolio’s assets that will be allocated for management by each of the Portfolio’s subadvisers, including through the Funds; (iii) the recipient must either sign a confidentiality agreement or be subject to an independent duty to keep such information confidential; and (iv) the Confidential Portfolio Information must contain an appropriate confidentiality legend.  The Funds have ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers, plan sponsors, Intermediaries and/or Rating Agencies, each of which is subject to either a written confidentiality agreement that addresses trading upon the Confidential Portfolio Information or an independent duty to keep such information confidential:

Name of Vendor	Type of Service	Frequency	Lag Time
State Street Bank and Trust Company	Custody and Fund Accounting	Daily	None
Lipper Analytical Services, Inc.	Rating/Ranking	Quarterly	At least 30 days
Morningstar Associates	Asset Allocation Evaluation	Daily	None
Bloomberg	Rating/Ranking	Monthly	At least 30 days
Merrill Corp.	Printing	Periodically	At least 30 days
DST Customer Communications	Mail House	Periodically	At least 30 days
Factset Research Systems, Inc.	Data Provider	Daily	None
Morningstar, Inc.	Rating/Ranking	Quarterly	At least 30 days
Glass Lewis	Proxy Services	Daily	None

Any separate account clients of the Advisers have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. The Advisers may manage separate accounts that have investment objectives and strategies that are substantially similar or identical to those of the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as the Funds. Neither the Funds nor the Advisers and their affiliates may receive any compensation or other consideration for disclosing Confidential Portfolio Information. Exceptions to these procedures may only be made if the Funds’ Chief Compliance Officer determines that granting an exception is in the best interests of the Funds and is based upon legitimate business purposes and if the recipient is subject to a confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or is subject to an independent duty to keep such information confidential.

MANAGEMENT OF THE FUNDS

Each Board is responsible for overseeing the management and operations of the respective Trust. Each Board consists of eight Trustees who have varied backgrounds, experience and skills. Six of the Trustees, including the chairman of each Board, are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Disinterested Trustees”). Two of the Trustees of Trust I, Messrs. Shadek and Keefe, are “interested persons” of the Trust by reason of their affiliation with PWM. Two of the Trustees of Trust III, Ms. Krawcheck and Mr. Keefe, are “interested persons” of the Trust by reason of their affiliation with PEM. Additional information about the backgrounds and qualifications of the Trustees is provided below in the section captioned Trustees/Officers. Boards have two standing committees, each composed exclusively of Disinterested Trustees, which are integral to the Funds’ overall governance and risk management structure. The committees include the Audit Committee and the Governance and Compliance Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Governance and Compliance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters. Each Disinterested Trustee serves on only one committee, which the Boards believe allows each Disinterested Trustee to better develop an expertise in the matters for which his or her committee is responsible.

Each Adviser serves as investment adviser to the Funds it advises pursuant to an investment advisory agreement between the Adviser and the relevant Trust. The Advisers, subject to the supervision of the relevant Board, are responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, investment programs and policies, and also are responsible for management of the risks that arise from the Funds’ investments and operations. Each Board oversees the Adviser that manages the assets of the respective Trust. The Boards decide upon matters of general policy. Each Board’s role is one of oversight, not active management. This oversight extends to the Funds’ risk management processes. In addition, each Board committee oversees the relevant Adviser’s risk management services with respect to the particular activities within the committee’s purview. In the course of providing oversight, each Board and its committees receive a broad range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Boards and their committees meet periodically with officers of the relevant Funds and Advisers. The Boards and the Governance and Compliance Committee of each Trust also  meet periodically with the Funds’ chief compliance officer, who also serves as chief compliance officer of the relevant Adviser, to receive reports regarding the compliance of the Funds and the relevant Adviser with the federal securities laws and their internal compliance policies and procedures. In addition, the Boards meet periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks.

The Boards review their leadership structure periodically and believes that its structure is appropriate to enable each Board to oversee the relevant Funds. In particular, each Board believes that having a Disinterested Trustee serve as the chairman of each Board and as the chair of each committee promotes independence from the relevant Adviser in setting agendas and conducting meetings. Each Board believes that its committee structure makes its oversight more efficient and effective by allowing smaller groups of Trustees to bring increased focus to matters within the purview of each committee.

TRUSTEES AND OFFICERS

The following provides an overview of the considerations that led each Board to conclude that each individual currently serving as a Trustee of a Trust should serve as a Trustee of that Trust. Generally, no one factor was decisive in the nomination or appointment of an individual to a Board. Among the factors each Board considered when concluding that an individual should serve as a Trustee were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees; (iii) the individual’s prior experience, if any, in the investment management industry; (iv) the individual’s prior experience, if any, serving on the boards of public companies (including, when relevant, other investment companies) and/or other complex enterprises and organizations; and (v) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

The Governance and Compliance Committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources.

To be considered as a candidate for trustee, recommendations must be submitted in writing to the Secretary of the relevant Trust, Pax World Funds, 30 Penhallow Street, Suite 400, Portsmouth, NH 03801. The shareholder recommendation must include, with respect to the Trust (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (B) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the relevant Trust (as defined in the Investment Company Act of 1940, as amended) and information regarding the candidate that will be sufficient for the Trust to make such a determination; (ii) the written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books and the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder (as evidenced to the Governance and Compliance Committee’s satisfaction by a recent brokerage or account statement); and (iv) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the candidate may be required to furnish such other information as may be reasonably required or deemed necessary to determine the eligibility of a candidate to serve on the Board and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for the election of Trustees.

Each current Trustee’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee. Below is a summary of each Trustee’s professional experience and additional considerations that contributed to each Board’s conclusion that such Trustee should serve as a Trustee of the relevant Trust:

Adrian P. Anderson — Mr. Anderson has significant investment and organizational oversight experience, having co-founded an investment management and consulting firm and served as its chief executive officer for several years. Mr. Anderson also is a certified public accountant.

Cynthia Hargadon — Ms. Hargadon has more than two decades of investment experience, having served in executive positions in investment management and investment consulting for various companies. Ms. Hargadon also  has significant experience with investment company oversight, having served as a member of the boards of various investment companies. Ms. Hargadon is a member of the Governing Council of the Independent Directors Council (an organization serving the independent directors of mutual funds).

D’Anne Hurd — Ms. Hurd has more than two decades of management and financial experience, having served in executive roles and as a board member and board consultant for numerous companies in a diverse range of industries. Ms. Hurd has substantial expertise in regulatory compliance, risk management and corporate governance. She also has a legal background, having practiced corporate and securities law for eight years.

Joseph Keefe —Mr. Keefe has substantial experience with companies engaged in socially responsible investing, and previously served on the Board of Directors of the Social Investment Forum, a trade association representing socially responsible investment professionals and asset managers. Mr. Keefe also has served in executive capacities and/or as a member of the boards of various organizations. Mr. Keefe is the Chief Executive Officer and President of PWM and is the Chief Executive Officer of PEM.

Sallie Krawcheck (Trust III only) —Ms. Krawcheck has significant financial and management experience, having served as executive officer, including Chief Executive Officer and Chief Financial Officer, of several public and private financial institutions over the past 15 years. Ms. Krawcheck is the Chair of the Board of PEM.

Louis F. Laucirica —Mr. Laucirica served as the Associate Dean and Director of Undergraduate Studies at the Wesley J. Howe School of Technology Management at the Stevens Institute of Technology from 1999 to 2010. Mr. Laucirica also has significant management experience, having held executive positions with various technology companies. Mr. Laucirica also has substantial tenure on each Board, having served on the Board of Trust I or its predecessors since 2003 and Trust III since its inception.

John L. Liechty — Mr. Liechty has significant experience in investment company management, operations and oversight, having served as the president and chief executive officer of a socially responsible mutual fund for more than twelve (12) years. Mr. Liechty served as a member of the board of directors of the Social Investment Forum, a trade association representing socially responsible professionals, investors and asset managers. He also serves on the investment committee, audit committee and board of several not-for-profit organizations. Mr. Liechty is a Certified Financial PlannerTM professional.

Laurence A. Shadek (Trust I only) —Mr. Shadek has significant investment experience as a private investor. Mr. Shadek also has significant management experience, having served as an executive officer of a brokerage company for more than two decades. Mr. Shadek is the Chairman of the Board of PWM.

Nancy S. Taylor — Ms. Taylor has significant organizational oversight experience, including as senior minister and chief executive officer of Old South Church in Boston, as a member of the Advisory Board of Yale Divinity School and as the Chair of the Board of Trustees of Andover Newton Theological School. Ms. Taylor also has substantial tenure on each Board, having served on the Board of Trust I or its predecessors since 1997 and Trust III since its inception.

The following table reflects the name and age, position(s) held with each Trust; the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held during the past five (5) years, and the number of portfolios overseen in the Pax World Fund Family of those persons who are the trustees and/or officers of the Funds. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered “interested persons” of the Funds under the 1940 Act by virtue of their position or affiliation with the Advisers. The trustees in the second table (Disinterested Trustees) are not considered interested persons of the Funds. The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

Interested Trustees and Officers

Name and Age	Position(s) Held With the Trust; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee(2)
Laurence A. Shadek (65)	Trust I: Trustee (since 2006)	Chairman of the Board of PWM (1996-present); Executive Vice-President of Wellington Shields & Co. LLC or its predecessor organization (1986-present); Trustee of Pax World Funds Trust II (2008-2014); Executive Vice President of Pax World Money Market Fund (1998-2008); member of the Board of Trustees of Franklin & Marshall College (1998-present).	10
Joseph Keefe (61)	Trust I: Trustee, Chief Executive Officer (since 2006) Trust III: Trustee, Chief Executive Officer (since 2013)
Chief Executive Officer (2005-present) and President (2006-present) of PWM; Chief Executive Office of PEM (2014-present); Trustee and Chief Executive Officer of Pax World Funds Trust II (2008-2014); member of the Boards of Directors of On Belay (2006-2011) and Americans for Campaign Reform (2003- 2014); Chair of the Board of Women Thrive Worldwide (2009- present); Co-Chair of the Leadership Group of the Women’s Empowerment Principles (2014-present); Co-Chair of the Advisory Board of the Rudman Center for Justice, Leadership and Public Policy, University of New Hampshire School of Law (2015-present).
			11
Sallie Krawcheck (50)	Trust III: Trustee (since 2014)	Chair of PEM (2014- present); Owner, Ellevate Network (2013-present); Director, 2U (2014-present); Director, Motif Investing (2012-2014); President, Bank of America Wealth Management (2009-2011); Chief Executive Officer, Citi Wealth Management (20072008); Chief Financial Officer, Citi (2005-2007); Chief Executive Officer, Smith Barney (2002-2005); Chief Executive Officer, Sanford C. Bernstein & Co. (2001-2002).	1

John Boese (52)	Trust I: Chief Compliance Officer (since 2006) Trust III: Chief Compliance Officer (since 2013)
Chief Compliance Officer of PWM (2006-present) and of PEM (2014-present); Chief Compliance Officer of Pax World Funds Trust II (20082014); Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000-2006).
N/A
Maureen Conley (53)	Trust I: Secretary (since 2006) Trust III: Secretary (since 2013)	Senior Vice President of Shareholder Services/Operations (2005- present) for PWM; Secretary of Pax World Funds Trust 11(2008- 2014).	N/A
Alicia K. DuBois (55)	Trust I: Treasurer (since 2006) Trust III: Treasurer (since 2013)
Chief Financial Officer for PWM (2006-present) and for PEM (2014-present); Treasurer for Pax World Funds Trust II (2008-2014); Assistant Treasurer for both Jefferson Pilot Investment Advisory Corp. and Jefferson Pilot Variable Fund, Inc. (2001-2006); and Assistant Vice President at Lincoln Financial Group (formerly Jefferson-Pilot Corp.) (2005-2006)
N/A

Disinterested Trustees

Name and Age	Position(s) Held With the Trust; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee(2)
Adrian P. Anderson (60)(3)	Trust I: Trustee (since 2007) Trust III: Trustee (since 2013)	Trustee of Pax World Funds Trust II (2008-2014); Chief Executive Officer of North Point Advisers, LLC (2004- present); Consultant of Gray and Co. (1999-2004).	11
Cynthia Hargadon (60)(4)	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Trustee of Pax World Funds Trust II (2008-2014); Senior Consultant and Partner of North Point Advisers, LLC (2010-present); Managing Director of CRA Rogers Casey (2006-2010).	11
D’Anne Hurd (64)(3)	Trust I: Trustee (since 2015) Trust III: Trustee (since 2015)
Independent Governance Consultant and Private Investor (2010-present), Chairman of the Board — Monzite Corporation (2013- present), Member of the Board of Directors, Audit and Compensation Committees — Peckham Industries, Inc. (2013-present), Member of the Board of Directors, Audit and Compensation Committees — Hiperos, LLC (2011-2014), Member of the Board of Directors, Governance (Chair), Audit, Compensation committees, Micronetics, Inc. (Nasdaq: NOIZ) (2006-2012), Business Advisory Board Member - Myomo, Inc. (2012-present), Member of the Board of Directors — Women Empowered in Science and Technology (WEST) (2011-present).
			11
Louis F. Laucirica (73)(3)	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Trustee of Pax World Funds Trust II (2008-2014); Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-2010).	11

John L. Liechty (60)(4)	Trust I: Chairman of the Board of Trustees (since 2014); Trustee (since 2009) Trust III: Chairman of the Board of Trustees (since 2014); Trustee (since 2013)	Trustee of Pax World Funds Trust II (2009-2014); Principal, Integrated Investment Solutions (2009- present); Principal, Integrated Financial Planning (2010- present); President and CEO, MMA Praxis Mutual Funds (1995-2008).	11
Nancy S. Taylor (59)(4)	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Trustee of Pax World Funds Trust II (2008-2014); Senior Minister & CEO, Old South Church in Boston. Advisory Board, Yale Divinity School (2010-present); Advisory Board, Idaho Human Rights Education Center (2009- present); Board of Managers, Old South Meeting House (2005-present); Trustee Emeritus, Benjamin Franklin Institute of Technology.	11

(1)	A Trustee of the Funds hold office until a successor is chosen and qualified. An Officer of the Funds is appointed by each Board and holds office until a successor is chosen and qualified.

(2)	The number of portfolios in the Pax World fund complex overseen by the Trustees of Trust I includes the seven Funds described in this Statement of Additional Information, and four series of Trust I described in a separate Statement of Additional Information.

(3)	Designates a member of the Audit Committee.

(4)	Designates a member of the Governance and Compliance Committee.

None of the officers or trustees of the Funds are related to one another by blood, marriage or adoption.

Ownership of Shares in the Pax World Fund Family

The following table shows the dollar range of shares beneficially owned by the trustees in each Fund and in any investment company overseen by the trustee in the Pax World Fund Family as of December 31, 2014:

	Interested Trustees			Disinterested Trustees
Fund	Laurence A. Shadek	Joseph Keefe	Sallie Krawcheck	Adrian P. Anderson	Carl Doerge	Cynthia Hargadon	Louis F. Laucirica	John L. Liechty	Nancy S. Taylor
Balanced Fund	Over $100,000	None	N/A	None	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$50,001- $100,000	Over $100,000
Growth Fund	Over $100,000	$1- $10,000	N/A	$1- $10,000	$10,001- $50,000	$1- $10,000	$10,001- $50,000	None	$10,001- $50,000
International Index Fund	$1- $10,000	$1- $10,000	N/A	None	None	None	$1- $10,000	$10,001- $50,000	None
High Yield Bond Fund	Over $100,000	$10,001- $50,000	N/A	$10,001- $50,000	$10,001- $50,000	None	$10,001- $50,000	Over $100,000	None
Global Women’s Index Fund	N/A	$50,001- $100,000	$10,001- $50,000	$1- $10,000	None	$1- $10,000	None	$10,001- $50,000	$1- $10,000
Small Cap Fund	$10,001- $50,000	$50,001- $100,000	N/A	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	None	$1- $10,000
Mid Cap Fund	None	None	None	None	None	None	None	None	None
Global Environmental Markets Fund	None	$50,001- $100,000	N/A	$10,001- $50,000	$10,001- $50,000	None	$1- $10,000	$10,001- $50,000	None
Aggregate Across the Pax World Fund Family	Over $100,000	Over $100,000	$10,001- $50,000	$50,001- $100,000	Over $100,000	$10,001- $50,000	$50,001- $100,000	Over $100,000	Over $100,000

Compensation of Trustees

Trust I and Trust III together pay each disinterested trustee an annual retainer of $23,000 ($37,500 for the Chairman, and $28,800 for the Chairs of the Audit and Governance Committees). In addition, the Trusts together pay each Disinterested Trustee a fee of $5,750 for attendance at each meeting of the Boards. Trustees are also reimbursed for their travel expenses for attending meetings of the Boards. In addition, the Trusts together pay $3,000 to each member of the Audit Committee for attendance at each Audit Committee meeting, and $3,000 to each member of the Governance Committee for attendance at each Governance Committee meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings. Attendance fees are paid at half the normal rate for telephonic meetings. Other than the foregoing amounts, trustees do not receive compensation from the Trusts for services performed as a trustee.

The following table sets forth compensation information (excluding travel expenses) relating to Trustees of Trust I for the year ended December 31, 2014:

	Interested Trastees			Disinterested Trustees
Fund	Laurence A. Shadek	Joseph F. Keefe	Sallie Krawcheck	Adrian P. Anderson	Carl Doerge	Cynthia Hargadon	Louis F. Laucirica	John L. Leichty	Nancy S. Taylor
Aggregate Compensation
Balanced Fund	$ 0	$ 0	N/A	$ 25,235	$ 20,528	$ 24,232	$ 20,735	$ 27,403	$ 20,735
Growth Fund	$ 0	$ 0	N/A	$ 4,351	$ 4,279	$ 4,155	$ 4,351	$ 5,143	$ 4,351
Small Cap Fund	$ 0	$ 0	N/A	$ 3,708	$ 3,612	$ 3,561	$ 3,708	$ 4,413	$ 3,708
Mid Cap Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
International Index Fund	$ 0	$ 0	N/A	$ 4,468	$ 4,551	$ 4,182	$ 4,468	$ 5,153	$ 4,468
High Yield Fund	$ 0	$ 0	N/A	$ 8,816	$ 8,710	$ 8,397	$ 8,816	$ 10,386	$ 8,816
Global Women’s Index Fund	N/A	$ 0	$ 0	$ 3,190	$ 3,132	$ 3,050	$ 3,190	$ 3,776	$ 3,190
Global Environmental Markets Fund	$ 0	$ 0	N/A	$ 4,305	$ 4,212	$ 4,121	$ 4,305	$ 5,103	$ 4,305
Aggregate Pension Retirement Benefits Accrued as Part of Fund Expenses	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Funds and the Pax World Fund Family	$ 0	$ 0	$ 0	$ 65,375	$ 60,125	$ 62,500	$ 60,875	$ 74,750	$ 60,875

PORTFOLIO MANAGERS

Other Accounts Managed

Portfolio Manager	Other Pooled Vehicles AUM ($ million)	Other Accounts AUM $ (million)	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies AUM $ (million)
Christopher H. Brown	$ 0	$ 2.6	4	$ 65.4
Anthony Trzcinka	$ 0	$ 29.5	0	$ 0
Peter Schwab	$ 0	$ 0	0	$ 0
Scott LaBreche	$ 0	$ 0	0	$ 0
Heather Smith	$ 0	$ 0	0	$ 0
Julie Gorte	$ 0	$ 0	0	$ 0
Nathan Moser	$ 0	$ 0	4	$ 65.4
Greg Hasevlat	$ 0	$ 0	0	$ 0
Kent Siefers	$ 0	$ 86.3	0	$ 0

The following table summarizes information regarding other accounts managed by the portfolio managers of the Funds, other than the Pax World Funds. The information is as of December 31, 2014, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

No portfolio managers manage any other account or assets for which the advisory fee is based on performance.

The following table summarizes information regarding other accounts managed by the co-portfolio managers of the Global Environmental Markets Fund, excluding the Global Environmental Markets Fund itself. The information is as of December 31, 2014, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager		Other Pooled Vehicles AUM ($ million)	Other Accounts AUM $ (million)	Number of Other Registered Investment Companies Managed	Other Registered Investment Companies AUM $ (million)
	Bruce Jenkyn-Jones	$ 3,005	$ 774	0	$ 0
	Hubert Aarts	$ 2,015	$ 443	0	$ 0

No portfolio managers manage any other account or assets for which the advisory fee is based on performance.

Conflicts

In managing other portfolios, the Advisers or Impax Asset Management Ltd. (the “Sub-Adviser”) may be subject to potential conflicts of interest Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, the Advisers and Sub-Adviser have adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Certain investment personnel of the Advisers and Sub-Adviser manage more than one portfolio. Investment personnel make investment decisions for each portfolio based on the investment objective, policies, practices and other relevant investment considerations that such individual believes are applicable to that account. Consequently, investment personnel may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.  Similarly, securities sold from one portfolio may result in better performance for that portfolio if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of portfolios in a strategy that have similar objectives, which generally minimizes the potential for conflicts of interest. While these portfolios have many similarities, the investment performance of each portfolio will be different primarily due to differences in investment guidelines, fees, expenses and cash flows.

In addition, the Advisers and Sub-Adviser have adopted trade aggregation and allocation procedures that seek to treat all clients fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as thinly-traded securities or oversubscribed public offerings. Currently, while no portfolios under the Advisers’ management have performance fees, some portfolios may have higher fees than others. These differences may give rise to the potential conflict that a portfolio manager may allocate more time to the management of one account over another. While the Advisers do not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior personnel of the Advisers periodically review the performance of their portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to manage effectively the portfolios assigned to that portfolio manager.

The Advisers may manage separate accounts. Potential conflicts of interest may arise similar to those described above with respect to managing multiple portfolios. Investment personnel may manage separate accounts, including proprietary accounts or other pooled investment vehicles (“Other Accounts”) that may have substantially similar holdings to those of the Funds. Side-by-side management of these Other Accounts may give rise to conflicts of interest. Investment personnel may be buying or selling the same securities for the Funds and the Other Accounts from time to time. Other Accounts may have materially different (and potentially higher) fee arrangements. The management of Other Accounts may detract from the time and attention that investment personnel devote to the Funds. To address potential conflicts of interest, the Advisers have developed policies and procedures with respect to cross-trading, the allocation of investment opportunities and the aggregation and allocation of orders. It is possible, of course, that these policies and procedures may not always be adequate to protect the Funds from conflicts of interest. For example, the Other Accounts may direct the Advisers to trade with a designated broker which may preclude aggregation and allocation of orders to buy or sell a security from time to time, potentially resulting in the Other Accounts trading in the same securities ahead of or after the Funds.

Compensation

The Advisers and the Sub-Adviser seek to maintain highly competitive compensation programs designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of their investment professionals with that of their clients and overall firm results. Generally, each portfolio manager’s compensation with respect to his or her management of a Fund consists of a base salary and additional incentive or performance-based bonus of up to 100% of base salary based on the pre-tax performance of the Fund or Funds he or she manages in comparison to Lipper peer group averages for the same asset class over the one-year period, and when relevant due to the portfolio manager’s tenure with the Fund or Funds, three- five- and ten-year periods. In addition, each portfolio manager also is eligible for the standard retirement benefits and health and other benefits available to all of the Advisers’ or the Sub-Adviser’s (as applicable) employees. Certain portfolio managers are also eligible to participate in a long term incentive plan under which the portfolio managers receive compensation based on the net assets of funds they manage in excess of certain growth targets. Incentive or performance-based compensation of investment professionals may be higher or lower with respect to other accounts than with respect to the Funds.

Ownership of Securities

As of December 31, 2014 (i) the dollar value of shares of the Balanced Fund owned beneficially by Christopher H. Brown was $100,001-$500,000; by Anthony Trzcinka was $50,001-$100,000; and by Nathan Moser was $10,001- $50,000, (ii) the dollar value of shares of the Growth Fund owned beneficially by Anthony Trzcinka was 100,001-$500,000, (iii) the dollar value of shares of the Small Cap Fund owned beneficially by Nathan Moser was $50,001- $100,000, (iv) the dollar value of shares of the High Yield Bond Fund owned beneficially by Peter Schwab was $0; and by Kent Siefers was $0 (v) the dollar value of shares of the Global Environmental Markets Fund owned beneficially by Bruce Jenkyn-Jones was $0; and by Hubert Aarts was $0 (vi) the dollar value of shares of the International Index Fund owned beneficially by Christopher H. Brown was $10,001-$50,000; by Scott LaBreche was $1-$10,000; and by Greg Hasevlat was $0, (vii) the dollar value of shares of the Global Women’s Index Fund owned beneficially by Julie Gorte was $0; by Scott LaBreche was $1-$10,000; and by Heather Smith was $0, (viii) the dollar value of shares of the Mid Cap Fund owned beneficially by Nathan Moser was $0.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 10, 2015 and to the knowledge of the Trust, no person owned of record or beneficially five percent (5%) or more of the outstanding shares of any class of shares of any series of the Trust, other than those persons set forth in the chart below:

Registration Address	Fund	Share Class	Percentage of Shares Owned of Record	Percentage of Shares Owned Beneficially
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Balanced	Individual Investor	11.37%	0.00%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5th FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Balanced	Individual Investor	8.18%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Growth	Individual Investor	16.88%	0.00%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5th FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Growth	Individual Investor	5.84%	0.00%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5th FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	High Yield Bond	Individual Investor	40.57%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	High Yield Bond	Individual Investor	17.03%	0.00%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	High Yield Bond	Individual Investor	6.02%	0.00%
NATIONAL FINANCIAL SERVICES CORP ATTN MUTUAL FUNDS 1 WORLD FINANCIAL CT 200 LIBERTY ST NEW YORK NY 10281-1003	Women’s Index	Individual Investor	17.87%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Women’s Index	Individual Investor	13.21%	0.00%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Women’s Index	Individual Investor	7.44%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	International Index	Individual Investor	39.04%	0.00%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5th FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	International Index	Individual Investor	10.89%	0.00%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENT PO BOX 2226 OMAHA NE 68103-2226	International Index	Individual Investor	7.86%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	International Index	Individual Investor	7.28%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Small Cap	Individual Investor	32.72%	0.00%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5th FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Small Cap	Individual Investor	32.67%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Small Cap	Individual Investor	10.28%	0.00%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Environmental Markets	Individual Investor	23.92%	0.00%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5th FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Global Environmental Markets	Individual Investor	14.12%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Global Environmental Markets	Individual Investor	5.57%	0.00%
MAC & CO A/C NYPF3010002 FBO NY STATE DEFERRED COMP PLAN ATTN: MUTUL FUND OPERATIONS 525 WILLIAM PENN PLACE PO BOX 3198 PITTSBURGH PA 15230-3198	Balanced	Institutional	33.44%	0.00%
VOYA INSTITUTIONAL TRUST COMPANY ATTN FUND OPERATIONS MAILSTOP B3S 1 ORANGE WAY WINDSOR CT 06095-4774	Balanced	Institutional	8.94%	0.00%
VOYA RETIREMENT INSURANCE & ANNUITY COMPANY ATTN FUND OPERATIONS MAILSTOP B3S 1 ORANGE WAY WINDSOR CT 06095-4774	Balanced	Institutional	8.02%	0.00%
MINNESOTA LIFE INSURANCE CO 400 ROBERT ST N STE A # A6-4105 SAINT PAUL MN 55101-2099	Balanced	Institutional	5.37%	0.00%
MLPF&S INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Growth	Institutional	7.24%	0.00%
STRAFE & CO FBO THE SHADEK FAMILY FOUNDATION P63705001 P O BOX 6924 NEWARK DE 19714-6924	Growth	Institutional	6.38%	0.00%
GREAT-WEST TRUST COMPANY LLC TTEE F MENNONITE RETIREMENT TRUST C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	Growth	Institutional	5.39%	0.00%
RAYMOND JAMES & ASSOC INC FBO WENDY JAMES SELDON TTEE WENDY JAMES SELDON FAMILY TRUST FBO WENDY JAMES SELDON 728 TERRACE ST ASHLAND OR 97520-3103	Growth	Institutional	5.27%	0.00%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	High Yield Bond	Institutional	17.37%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	High Yield Bond	Institutional	15.16%	0.00%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5th FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	High Yield Bond	Institutional	8.89%	0.00%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	High Yield Bond	Institutional	8.81%	0.00%
MMATCO LLP NOMINEE FOR MMA TRUST COMPANY P O BOX 483 1110 N MAIN ST GOSHEN IN 46527-0483	High Yield Bond	Institutional	7.01%	0.00%
MENNONITE FOUNDATION 1110 N MAIN ST PO BOX 483 GOSHEN IN 46527-0483	High Yield Bond	Institutional	5.77%	0.00%
MLPF&S INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Women’s Index	Institutional	29.43%	0.00%
CHARLES SCHWAB & CO.,INC. SPECIAL CUSTODY ACCOUNT FOR CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Women’s Index	Institutional	17.69%	0.00%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5th FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Women’s Index	Institutional	9.78%	0.00%
CHRISTINE J CHAO RIVERSIDE CT 06878	Women’s Index	Institutional	6.32%	6.32%
PAX WORLD BALANCED FUND 30 PENHALLOW ST STE 400 PORTSMOUTH NH 03801-8434	International Index	Institutional	36.30%	0.00%

NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5th FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	International Index	Institutional	14.25%	0.00%
MMATCO LLP NOMINEE FOR MMA TRUST COMPANY P O BOX 483 1110 N MAIN ST GOSHEN IN 46527-0483	International Index	Institutional	11.80%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	International Index	Institutional	11.67%	0.00%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5th FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Small Cap	Institutional	25.80%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Small Cap	Institutional	19.57%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Small Cap	Institutional	10.57%	0.00%
MMATCO LLP NOMINEE FOR MMA TRUST COMPANY P O BOX 483 1110 N MAIN ST GOSHEN IN 46527-0483	Small Cap	Institutional	9.75%	0.00%
MORGAN STANLEY SMITH BARNEY LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BEN OF CUSTOMERS OF MSSB 1300 THAMES ST WHARF 6th FL BALTIMORE MD 21231-3496	Small Cap	Institutional	7.28%	0.00%

NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5th FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Global Environmental Markets	Institutional	22.61%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Environmental Markets	Institutional	19.25%	0.00%
RBC CAPITAL MARKETS LLC MARY REYNOLDS BABCOCK FOUNDATION INCORPORATED 2920 REYNOLDA ROAD WINSTON-SALEM NC 27106-3016	Global Environmental Markets	Institutional	8.59%	0.00%
MLPF&S INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Global Environmental Markets	Institutional	5.24%	0.00%
VOYA RETIREMENT INSURANCE & ANNUITY COMPANY ATTN FUND OPERATIONS MAILSTOP B3S 1 ORANGE WAY WINDSOR CT 06095-4774	Balanced	Class R	46.37%	0.00%
AMERICAN UNITED LIFE UNIT INVESTMENT TRUST PO BOX 368 INDIANAPOLIS IN 46206-0368	Balanced	Class R	22.78%	0.00%
SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	Balanced	Class R	15.24%	0.00%
SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	Growth	Class R	42.14%	0.00%
VOYA RETIREMENT INSURANCE & ANNUITY COMPANY ATTN FUND OPERATIONS MAILSTOP B3S 1 ORANGE WAY WINDSOR CT 06095-4774	Growth	Class R	30.04%	0.00%
MATRIX TRUST COMPANY CUST. FBO FRANCISCAN FRIARS OF CA. 401(K) PLN 717 17th ST STE 1300 DENVER CO 80202-3304	Growth	Class R	5.80%	0.00%

VOYA RETIREMENT INSURANCE & ANNUITY COMPANY ATTN FUND OPERATIONS MAILSTOP B3S 1 ORANGE WAY WINDSOR CT 06095-4774	High Yield Bond	Class R	76.16%	0.00%
SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	High Yield Bond	Class R	14.01%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	High Yield Bond	Class R	5.08%	0.00%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5th FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	International Index	Class R	77.67%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	International Index	Class R	10.41%	0.00%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5th FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Small Cap	Class R	58.91%	0.00%
STATE STREET BANK AND TRUST CO TTEE ADP ACCESS 401K PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	Small Cap	Class R	7.02%	0.00%
MATRIX TRUST COMPANY CUST. FBO SOCIAL INVESTMENT FORUM LTD. 717 17th ST STE 1300 DENVER CO 80202-3304	Small Cap	Class R	6.75%	0.00%
MLPF & S INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Small Cap	Class R	6.12%	0.00%
NATIONAL FINANCIAL SVCS CORP FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5th FLOOR ONE WORLD FIN CNT 200 LIBERTY ST NEW YORK NY 10281	Global Environmental Markets	Class R	32.18%	0.00%

AMERICAN UNITED LIFE UNIT INVESTMENT TRUST PO BOX 368 INDIANAPOLIS IN 46206-0368	Global Environmental Markets	Class R	23.33%	0.00%
SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	Global Environmental Markets	Class R	10.03%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Growth	Class A	17.59%	0.00%
AMERICAN ENTERPRISE INV SVCS A/C 8323-7041 707 2nd AVE S MINNEAPOLIS MN 55402-2405	Growth	Class A	5.77%	0.00%
AMERICAN ENTERPRISE INV SVCS A/C 3826-9268 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Growth	Class A	5.14%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	High Yield Bond	Class A	29.35%	0.00%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	High Yield Bond	Class A	6.73%	0.00%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Small Cap	Class A	20.88%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Small Cap	Class A	8.01%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Global Environmental Markets	Class A	15.82%	0.00%

The officers and trustees of the Trusts, as a group, own less than one percent (1%) of the outstanding shares of each class of shares of the Funds and of the Trusts.

CODE OF ETHICS

The Funds as well as each of PWM, PEM and the Sub-Adviser have adopted a Code of Ethics (the “Code of Ethics”) under Rule 17j- 1 under the 1940 Act. The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds, subject to certain limitations.

PROXY VOTING GUIDELINES

The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities held by the Funds have been included as Appendix A hereto.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800-767- 1729 or by visiting Pax World’s website at www.paxworld.com, and is available without charge by visiting the Securities and Exchange Commission’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Pax World Management LLC, 30 Penhallow Street, Suite 400, Portsmouth, NH, 03801 is the adviser to the Pax World Funds. PWM succeeded to the business of Pax World Management Corp. on January 1, 2010. Pax World Management Corp. was originally organized in 1970. As of December 31, 2014, PWM had approximately $3.4 billion in assets under management. PWM currently manages investments for clients other than the Funds, and may continue to do so in the future.

More than 75% of PWM’s capital stock is currently owned PWM Corp. As a result, PWM Corp. may be deemed to “control” the Adviser.

Pax Ellevate Management LLC, 30 Penhallow Street, Suite 400, Portsmouth, NH, 03801 is the adviser to the Global Women’s Index Fund. PEM does not currently manage investments for clients other than the Global Women’s Index Fund, but may do so in the future.

More than half of PEM’s capital stock is currently owned by PWM, and more than 25% is currently owned by Ellevate Asset Management LLC. As a result, Pax World Management LLC and Ellevate Asset Management LLC may be deemed to “control” PEM. More than 75% of the capital stock of PWM is currently owned by PWM Corp. All of the capital stock of Ellevate Asset Management LLC is currently owned by Krawcheck Holdings, which is owned by Ms. Krawcheck.

Impax Asset Management Ltd. (“IAM”) is the sub-adviser of the Global Environmental Markets Fund. The Sub- Adviser is authorized and regulated by the Financial Services Authority of the United Kingdom. It is a wholly- owned subsidiary of Impax Group plc, the shares of which are publicly traded on the Alternative investment Market of the London Stock Exchange. IAM has principal offices at Norfolk House, 31 St. James Square, London, SWIM 4JR, United Kingdom.

The Sub-Adviser, as of December 31, 2014, had approximately $4.6 billion of funds under management. IAM is the manager or sub-adviser of 26 funds that invest globally in the stocks of companies that are active in “green markets,” particularly in the alternative energy, energy efficiency, water infrastructure and technologies, pollution control, waste management and technologies and environmental support services sectors. The Sub-Adviser has been providing financial advisory services to companies in environmental markets since 1994.

ADVISORY AGREEMENTS

Pursuant to the terms of investment advisory agreements, PWM and PEM, subject to the supervision of the relevant Board, are responsible for managing the assets of the Pax World Funds and the Global Women’s Index Fund, respectively, in accordance with the Funds’ investment objectives, investment programs and policies.

Pursuant to the terms of its investment advisory agreement, each Adviser has contracted to furnish the respective Funds continuously with an investment program, determining what investments to purchase sell and exchange for the Funds and what assets to hold uninvested. Each Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to their respective Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

	Average Net Asset Value of Fund
Fund	Up to $25M	Over $25M
Balanced Fund	0.75%(1)	0.50%
Fund		Annual Rate
Growth Fund		0.75%
Small Cap Fund		0.75%
High Yield Bond Fund		0.50%
Global Environmental Markets Fund		0.90%
International Index Fund		0.55% (2)
Global Women’s Index Fund		0.74% (3)
Mid Cap Fund		x.xx%

(1)	PWM’s investment advisory agreement (“PWM’s Management Contract”) provides that the Balanced Fund’s effective advisory fee rate will not exceed 0.70%.

(2)	PWM’s Management Contract provides that PWM shall pay all of the operating costs and expenses of the International Index Fund (other than charges of governmental agencies, interest incurred on borrowing by the International Index Fund, if any, portfolio transaction expenses, taxes (other than transfer taxes), fees and expenses under any plan adopted in accordance with Rule 12b-1 under the 1940 Act and extraordinary expenses, which shall be paid by the International Index Fund), including but not limited to custodian fees, transfer agent fees, administrative fees and expenses, accounting expenses, International Index Fund legal fees, any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, all expenses of preparing the registration statement and prospectus with respect to the International Index Fund, and the cost of printing and delivering to shareholders prospectuses and reports, all officer salaries and officer expenses, rent and ordinary office expenses of suitable office space, the expenses of all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully, and all necessary administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the International Index Fund, including the determination of the International Index Fund’s net asset value. (For this purpose PWM does not consider acquired fund fees and expenses to be operating costs and expenses of the Fund.)

(3)	The investment advisory agreement of Trust III (“PEM’s Management Contract”) provides that PEM shall pay all of the operating costs and expenses of the Global Women’s Index Fund (other than charges of governmental agencies, interest, portfolio transaction expenses, taxes (other than transfer taxes) fees payable under a plan adopted pursuant to Rule 12b-1 under the 1940 Act and extraordinary expenses, which shall be paid by the Global Women’s Index Fund), including but not limited to custodian fees, transfer agent fees, administrative fees and expenses, accounting expenses, Global Women’s Index Fund legal fees, any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, all expenses of preparing Trust III’s registration statement and prospectus, and the cost of printing and delivering to shareholders prospectuses and reports, all officer salaries and officer expenses, rent and ordinary office expenses of suitable office space, the expenses of all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully, and all necessary administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Global Women’s Index Fund, including the determination of the Global Women’s Index Fund’s net asset value. (For this purpose PEM does not consider acquired fund fees and expenses to be operating costs and expenses of the Fund.) Pursuant to the terms of PWM’s Management Contract and PEM’s Management Contract (together, the “Management Contracts”), any liability of an Adviser to the Funds and/or its shareholders is limited to situations involving the Adviser’s own willful misfeasance, bad faith or gross negligence or the reckless disregard of its duties.

The Management Contracts may be terminated with respect to a Fund at any time on at least 30 days, but no more than 60 days, written notice by an Adviser or by the Trustees of the relevant Trust or by a vote of a majority of the outstanding voting securities of such Fund. The Management Contracts will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisers pay all salaries of officers of the Trusts. The Trusts pay all expenses not assumed by the Advisers. The following table shows the amount of the advisory fee paid to the Advisers by each Fund for the years ended December 31, 2014, 2013 and 2012:

	Balanced Fund	Growth Fund	Small Cap Fund	Mid Cap Fund	International Index Fund*	High Yield Bond Fund	Global Women’s Index**	Global Environmental Markets Fund
Year ended December 31, 2014***	$9,872,180	$1,366 922	$886,505	N/A	$578,446	$3,371,626	$405,870	$1,619,763
Year Ended December 31, 2013	9,639,578	7,119,015	233,718	N/A	181,465	2,839,839	305,869	814,363
Year Ended December 31, 2012	9,268,538	956,344	115,367	N/A	46,747	2,408,041	260,429	418,661

*	Information shown for periods prior to June 4, 2014 is that of the predecessor fund

**	Information shown for periods prior to March 31, 2014 is that of the predecessor fund, which was paid to PWM.

***	Includes approximately $149,149 which was paid to PWM by the predecessor fund for advisory services prior to June 4, 2014.

Pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”), IAM manages the Global Environmental Markets Fund’s portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of the Fund and the determination of PWM that the contemplated investments satisfy the sustainable investing criteria applied to the Fund.

The Sub-Advisory Agreement is terminable without penalty by the Fund on sixty days written notice when authorized either by majority vote of the Fund’s outstanding voting shares or by a vote of a majority of its Disinterested Trustees, or by the Sub-Adviser on sixty days written notice, and will automatically terminate in the event of their assignment. The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub Adviser, or of reckless disregard of its obligations thereunder, the Sub-Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

For its services under the Sub-Advisory Agreement, the Sub-Adviser receives from PWM a fee equal to 0.45% per annum of the Fund’s average daily net assets from PWM’s advisory fee (the “Sub-Advisory Fee”). The fees are accrued daily and paid monthly. The Sub-Adviser, at its discretion, may voluntarily waive all or a portion of the Sub-Advisory Fee. Investment advisory fees and operating expenses which are attributable to each Class of the Fund will be allocated daily to each Class based on the relative values of net assets at the end of the day. Additional expenses for shareholder services and distribution services provided by participating organizations to Fund shareholders may be compensated by ALPS Distributors, Inc. from its own resources which includes the shareholder servicing fees and past profits, or by PWM and/or Sub-Adviser from their own resources which includes the Advisory or Sub-Advisory Fee and administrative services fee. Expenses incurred in the distribution and the servicing of Institutional Class shares shall be paid by PWM. (See “Distribution and Service Plans” herein.)

DISTRIBUTOR

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the “Distributor”), serves as the principal underwriter of the Funds’ shares pursuant to a distribution contract with each Trust. The Distributor has no obligation to buy the Funds’ shares, and purchases the Funds’ shares only upon receipt of orders from authorized financial services firms or investors.

CUSTODIAN

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as custodian of the Funds’ portfolio securities and cash, including the Funds’ foreign securities, and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Funds. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by each Board at a foreign branch of a qualified U.S. bank, with an eligible foreign sub-custodian, or with an eligible foreign securities depository.

Pursuant to rules or other exemptions under the 1940 Act; the Funds may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Funds’ “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, each Board reviews annually the continuance of foreign custodial arrangements for the Funds, but reserves the right to discontinue this practice as permitted by Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

TRANSFER AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, 2000 Crown Colony Drive, Quincy, MA 02169 (the “Transfer Agent”), serves as the transfer agent and dividend disbursing agent for the Funds. The Transfer Agent provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee per shareholder account, and monthly inactive zero balance account fees. The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. Shareholder inquiries relating to a shareholder account should be directed in writing to Pax World, P.O. Box 55370, Boston, MA 02205-5370 or by telephoning Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern time.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Funds’ independent registered public accounting firm, and in that capacity audits the Funds’ annual financial statements.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

The Advisers and the Sub-Adviser are responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect such transactions and the negotiation of brokerage commissions relating to such transactions, if any. Investment decisions for the Funds and for the other investment advisory clients of the Advisers and the Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Advisers or the Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Funds and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the relevant Fund and clients in a manner deemed fair and reasonable by the Advisers or the Sub-Adviser. The Advisers or the Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Advisers’ or the Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be  circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates. Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation payable to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and United States Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

BROKERAGE SELECTION

The Advisers and the Sub-Adviser place orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of a Fund, the Advisers or the Sub-Adviser will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Advisers or the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Advisers and the Sub-Adviser will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Advisers and the Sub-Adviser receive services from many broker-dealers with which the Advisers or the Sub-Adviser places the Funds’ portfolio transactions. These services include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisers or the Sub-Adviser in advising other clients (including the Funds). The advisory fees paid by the Funds are not reduced because the Advisers receive such services even though the receipt of such services relieves the Advisers or the Sub- Adviser from expenses they might otherwise bear.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) the Advisers or the Sub-Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in Section 28(e)) an amount of commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Advisers or the Sub-Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisers’ or the Sub-Adviser’s overall responsibilities to the advisory accounts for which the Advisers or the Sub-Adviser exercises consistent discretion.

The Advisers or the Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Funds when, in the judgment of the Advisers or the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to rules of the Securities and Exchange Commission, a broker-dealer that is an affiliate of a Fund may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker dealer by a Fund on exchange transactions do not exceed `usual and customary brokerage commissions.” The rules define `usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable Securities and Exchange Commission rules, each Board has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

BROKERAGE COMMISSIONS

The following table shows the amount of the brokerage commissions paid by each Fund for the years ended December 31, 2012, 2013, and 2014:

	Balanced Fund	Growth Fund	Small Cap Fund	Mid Cap Fund	International Index Fund(1)	High Yield Bond Fund	Global Women’s Index Fund(2)	Global Enviromental Markets Fund
Year-end December 31, 2014	$ 964,432	$ 56,211	$ 351,181	N/A	$ 68,728	$ 1,984,763	$ 51,748	$ 238,571
Year-end December 31, 2013	$ 1,221,027	$ 50,543	$ 97,290	N/A	$ 45,701	$ 1,492,506	$ 16,221	$ 137,812
Year-end December 31, 2012	$ 1,161,419	$ 47,876	$ 47,974	N/A	$ 32,538	$ 1,279,505	$ 21,792	$ 79,324

(1)	Combination of the Pax MSCI EAFE ESG Index ETF and Pax World International Fund.

(2)	Prior Fund name was Pax World Global Women’s Equality Fund. During 2014, the Balanced Fund, Growth Fund, and Small Cap Fund paid $95,953 to Bloomberg Trade Book LLC, $16,526 to Bank of New York, $66,769 to Barclays Capital, Inc., $5,466 to Deutsche Bank Securities, Inc., $76,483 to Stifel, Nicolas & Co., Inc. and $76,825 to Merrill, $77,089 to Knight, $977 to Instinet under “soft dollar” agreements, whereby these firms would provide research and brokerage services to the Balanced Fund, Growth Fund, and Small Cap Fund.

As of December 31, 2014, the Funds owned the following securities of the Funds’ regular brokers or dealers (as defined in the 1940 Act) or their parents:

Fund	Broker/Dealer	Type of Security D=Debt; E=Equity	Amount
Pax World Balanced Fund	Bank of America Corp.	D	$ 4,938,204
Pax World Balanced Fund	Goldman Sachs & Co .	D	$ 10,367,045
Pax World Balanced Fund	Goldman Sachs & Co .	E	$ 17,929,275
Pax World High Yield Fund	Bank of America Corp.	D	$ 1,995,234

CAPITAL STOCK AND OTHER SECURITIES

Each Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, which shares are currently divided into five classes: Class A, Class C, Individual Investor Class, Institutional Class and Class R shares. Except as noted below, each share of each Fund, regardless of class, has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions within such Fund and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share except that: (i) each class of shares has different class designations; (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; (iii) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class. In general, shares will be voted in the aggregate except if voting by class is required by law or the matter involved affects only one class, in which case shares will be voted separately by class. The Funds’ shares do not have cumulative voting rights for the election of trustees. In the event of liquidation, each share of each Fund is entitled to its portion of all of such Fund’s assets after all debts and expenses of such Fund have been paid There are no conversion, preemptive or other subscription rights in connection with any shares of any Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable.

PRICING OF FUND SHARES

As described in the Prospectus under the heading “How Share Price is Determined,” the net asset value per share (“NAV”) of a Fund’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectus further notes that the NAV of the Funds is determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange on each day (a “Business Day”) that the New York Stock Exchange is open for trading.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in a Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Funds with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Funds’ classes. In accordance with regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

Each Board has delegated primary responsibility for determining or causing to be determined the value of the Funds’ portfolio securities and other assets (including any fair value pricing) and NAV of the Funds’ shares to its Adviser, pursuant to valuation policies and procedures approved by each Board (the “Valuation Procedures”). Each Adviser has, in turn, delegated various of these responsibilities to State Street, as the Funds’ custodian and other agents. As described in the Prospectus, for purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market based methods may be used at any time or from time to time):

Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the- counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.

Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.

Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.

Exchange-traded options are generally valued at the last sale or official closing price on the exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no sales or closing prices reported during the day. Over-the- counter options not traded on an exchange are valued at a broker-dealer bid quotation.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.

Portfolio securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S Dollars using exchange rates obtained from pricing services.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

As described in the Prospectus, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective  determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the NYSE Close, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the NYSE Close. As a result, the Funds’ fair value pricing procedures require the Funds to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

TAXATION

The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Code, existing U.S. Treasury regulations, and other applicable authority, all as in effect on the date of this Statement of Additional Information. These authorities are subject to change by legislative, administrative or judicial action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the Funds. Each of the Funds has elected to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded to RICs and their shareholders, each Fund must, among other things:

(a) derive at least ninety percent (90%) of its gross income for each taxable year from (i) interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least fifty percent (50%) of the market value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount not greater than five percent (5%) of the value of its total assets and an amount not greater than ten percent (10%) of the outstanding voting securities of such issuer, and (ii) not more than twenty-five percent (25%) of the value of its total assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least ninety percent (90%) of the sum of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the ninety percent (90%) gross income requirement described in clause (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, one hundred percent (100%) of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than ninety percent (90%) of its income from the qualifying income sources (described in clause (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the  passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment; the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest; making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify for such year as a RIC accorded special tax treatment for such year, that Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, that Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss in each case determined with reference to any loss carryforwards). Any investment company taxable income retained by a Fund will be subject to tax at regular corporate rates. In the case of net capital gain, a Fund is permitted to designate the retained amount as undistributed capital gains in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance the Funds will, make this designation if they retain all or a portion of their net capital gain in a taxable year.

Under current law, a Fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro-rata share of the Fund’s accumulated earnings and profits as a dividend on the Fund’s tax return. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid U.S. federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders. A Fund’s net asset value generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and thus the total return on a shareholder’s investment generally will not be reduced as a result of this practice.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below) its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year  after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of ninety-eight percent (98%) of its ordinary income for such year and ninety-eight and two-tenths of one percent (98.2%) of its capital gain net income for the one-year period ending October 31 of such year (or December 31 of that year, if the Fund so elects), plus any retained amount from the prior year, that Fund would be subject to a nondeductible four percent (4%) excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or December 31, if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Funds will be treated as having distributed any amount for which they are subject to corporate income tax for the taxable year ending within the calendar year.

A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year The Funds intend generally to make distributions sufficient to avoid imposition of the four percent (4%) excise tax, although there can be no assurance that they will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry net capital losses forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010, (“post-2010 losses”) those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. See the Funds’ most recent annual shareholder reports for each Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

Distributions. For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by that Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gains in excess of net long-term capital losses generally will be taxable to shareholders as ordinary income.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the reduced rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.  As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” that is eligible for taxation at net capital gain rates, a Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than sixty-one (61) days during the one hundred twenty-one (121) day period beginning on the date which is sixty (60) days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock; ninety-one (91) days during the one hundred eighty-one (181) day period beginning ninety (90) days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

If the aggregate dividends received by a Fund during any taxable year are ninety-five percent (95%) or more of its gross income (excluding net long-term capital gains less net short-term capital losses), then one hundred percent (100%) of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the seventy percent (70%) dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations and reported as such by the Fund for the taxable year A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than forty-six (46) days (ninety-one (91) days in the case of certain preferred stock) during the ninety-one (91) day period beginning on the date which is forty five (45) days before the date on which such share becomes ex-dividend with respect to such dividend (during the one hundred eighty-one (181) day period beginning ninety (90) days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Distributions on a Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions economically may represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains or realized but undistributed income or gains that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.  If a Fund makes a distribution to a shareholder in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

Certain Investments in REITs and Related Investments. A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. In addition, investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Funds may also invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued, but which may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the Treasury regulations are expected to provide, that “excess inclusion income” of a RIC, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Tax-Exempt Shareholders. Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (as described above). Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance in respect of CRTs remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Original Issue Discount, Payment-in-Kind Securities, Market Discount and Acquisition Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment- in-kind securities will give rise to income which is required to be distributed and is taxable to shareholders even though the Fund holding the security receives no interest payment in cash on the security during the year.

In addition, some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities (including at times it may not be advantageous to do so), if necessary. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates), and, in the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend or ordinary dividend, respectively, than they would in the absence of such transactions.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity — that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk Securities. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, whether or to what extent the Fund should recognize market discount on a debt obligation, when and to  what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to be eligible for treatment as a RIC and does not become subject to U.S. federal income or excise tax.

Derivative Transactions and Related Transactions. If a Fund engages in derivative transactions, including derivative transactions in options, futures contracts, forward contracts, and swap agreements, as well as any of its other hedging, short sale transactions, securities loan or similar transactions, the transactions may be subject to one or more special tax rules (including notional principal contract, constructive sale, mark-to-market, straddle, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of Fund securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will monitor its transactions, and will determine whether to make certain applicable tax elections pertaining to such transactions in a manner consistent with the best interests of that Fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net-tax exempt income (if any), any distribution of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions. Income received by a Fund (or RICs in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate these taxes. Shareholders of the majority of the Funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if more than 50% of a Fund’s assets at taxable year end consists of foreign securities, the Fund may (but is not required to) elect to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by such Fund to foreign countries in respect of foreign securities such Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. A Fund’s investments that are treated as equity investments for U.S. federal income tax purposes in certain passive foreign investment companies (“PFICs”), if any, could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders.

However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include in income its share of the PFIC ‘s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid fund-level taxation. Making either of these elections may therefore require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which may also accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

For U.S. federal income tax purposes, a PFIC is any foreign corporation: (i) seventy-five percent (75%) or more of the income of which for the taxable year is passive income, or (ii) where an average of at least fifty percent (50%) of its assets (generally by value, but by adjusted tax basis in certain cases) produce or are held for the production of passive income. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Backup Withholding. A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN) who has under-reported dividend or interest income or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is twenty-eight percent (28%).

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors should consult their financial intermediaries (if any), as well as their tax advisers in this regard. Back-up withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

Sale, Redemption or Exchange of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than twelve (12) months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six (6) months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased within thirty (30) days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed, sold or exchanged. See the Fund’s Prospectus for more information.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current  guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Non-U.S. Shareholders. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of thirty percent (30%) (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Distributions properly reported as Capital Gain Dividends generally are not subject to withholding of U.S. federal income tax.

For distributions with respect to taxable years of a Fund beginning before January 1, 2015, the Fund was not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders (“short-term capital gain dividends”). This exception to withholding for interest-related dividends did not apply to distributions to a foreign person (A) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (B) to the extent that the dividend was attributable to certain interest on an obligation if the foreign person was the issuer or was a ten percent (10%) shareholder of the issuer, (C) that was within certain foreign countries that had inadequate information exchange with the United States, or (D) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign person and the foreign person was a controlled foreign corporation. The exception to withholding for short-term capital gain dividends did not apply to (A) distributions to an individual foreign person who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of “U.S. real property interests” (“USRPIs”), as described below. If the Fund invested in a RIC that pays such distributions to the Fund, such distributions retained their character as not subject to withholding if properly reported when paid by the Fund to foreign persons. A Fund was permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as were eligible, but was not required to do so. In the case of shares held through an intermediary, the intermediary was permitted to withhold even if a Fund reported all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of the Fund beginning on or after January 1, 2015. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2015, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

Foreign shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.

In order to qualify for any exemptions from withholding described above or for lower withholding rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares in a Fund held through an intermediary, the intermediary may have withheld even if a Fund reported all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should consult their intermediaries regarding the application of these rules to their accounts.

A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends  unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale or receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the holder’s sale of shares of the Fund or to the Capital Gain Dividend the holder received (as described below).

Special rules apply to distributions to foreign persons from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the redemption of shares in a RIC that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than- 5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption. If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a foreign person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. Prior to January 1, 2015, the special “look-through” rule described above for distributions by a Fund to foreign persons also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC that the Fund was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2015, and what the terms of any such extension would be, including whether any such extension would have retroactive effect. The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the operation of the special exceptions, and thus do not expect these special tax rules to apply. Foreign persons should consult their tax advisers regarding the potential effect of these special rules on their investments in the Funds.

Non-U.S. persons with respect to whom income from a Fund is effectively connected with a trade or business conducted by the non-U.S. person within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a non-U.S. person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, non- U.S. persons who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Shareholder Reporting Obligations With Respect to Foreign Financial Assets

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts .Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements.

Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of a Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays after June 30, 2014 (or, in certain cases, after later dates), and 30% of the gross proceeds of redemptions, sales and exchanges and certain Capital Gain Dividends it pays after December 31, 2016. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Information set forth in the Prospectus and this Statement of Additional Information which relates to U.S. federal taxation is only a summary of some of the important U.S. federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the U.S. federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information, such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

DISTRIBUTION

As stated in the Prospectus under the caption “Distribution Arrangements,” shares of the Funds are continuously offered through participating brokers that have dealer agreements with the Funds, or that have agreed to act as introducing brokers. Each Fund maintains a distribution expense plan (individually a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act pursuant to which Funds incur the expenses of distributing their shares. Such expenses include (but are not limited to) advertising, compensation to and expenses (including overhead and telephone expenses) of underwriters, dealers and sales personnel who engage in the sale of shares of the Funds, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Each Plan provides that its Fund may pay to one or more of its 12b-1 distributors total distribution fees of up to twenty-five hundredths of one percent (0.25%), twenty-five hundredths of one percent (0.25%) or fifty hundredths of one percent (0.50%) per annum of its average daily net assets with respect to the Fund’s Individual Investor Class, Class A or Class R shares, respectively. Amounts paid by the Funds under the Plans for advertising, printing, postage and sales-related expenses (travel, telephone, and sales literature) for the fiscal year ended December 31, 2014 are set forth below:

	Balanced Fund	Growth Fund	Small Cap Fund	Mid Cap Fund	High Yield Fund	Global Women’s Index Fund	Global Env Mkts Fund	International Index Fund
Advertising	$ 41,714	$ 7,751	$ 15,618	N/A	$ 15,520	$ 25,071	$ 10,712	$ 5,958
Printing	32,448	3,611	4,144	N/A	9,644	4,001	7,485	1,064
Postage	17,768	1,516	6,400	N/A	4,745	402	3,311	575
Sales	3,980,618	378,430	287,822	N/A	1,573,422	372,168	338,250	104,869

Financial firms that receive distribution and/or service fees may, in certain circumstances, pay and/or reimburse all or a portion of those fees to their customers, although neither the Trust nor the Distributor are involved in establishing any such arrangements and may not be aware of their existence.

In addition, the Advisers and their affiliates may from time to time pay additional cash bonuses or provide other incentives or make other payments to financial firms in connection with the sale or servicing of the Funds and for other services such as, without limitation, granting an Adviser access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with  financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings. The Advisers and their affiliates typically make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds.

The additional payments described above are made from the Advisers’ own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made, at the discretion of the Advisers to some of the firms that have sold the greatest amount of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed 0.10% of the total Fund assets attributable to that financial firm. In some cases, in addition to payments described above, the Advisers will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. Shareholders should consult their financial advisors and review carefully any disclosure by the financial firms as to compensation received by their financial advisors.

The Advisers expect that firms may be added to this list from time to time. Representatives of the Advisers visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Funds will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions. Pursuant to the terms of each Plan, each Board will review at least quarterly a written report of the distribution expenses incurred on behalf of the Funds. Each report will include an itemization of the distribution expenses incurred by each Fund and the purpose of each expenditure.

Each Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of each Board, including a majority vote of the trustees who are not interested persons of such Fund and who have no direct or indirect financial interest in the operation of such Plan or in any agreement related to such Plan (the “Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose. Each Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of stock of such Fund on not more than sixty (60) days, nor less than thirty (30) days, written notice to any other party to such Plan. None of the Funds’ Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class of stock of such Fund, and all material amendments are required to be approved by each Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. None of the Funds will be obligated to pay expenses incurred under such Fund’s Plan if it is terminated or not continued.

Pursuant to the terms of each Plan, the Funds have entered into a distribution agreement (the ‘Distribution Agreement”) with the Distributor. Under the Distribution Agreement, the Distributor serves as distributor of the Funds’ shares, and for nominal consideration and as agent for the Funds, solicits orders for the purchase of Fund shares; it being understood, however, that orders are not binding on any Fund until accepted by such Fund as principal. The Distribution Agreement will continue for an initial two-year term and will continue in effect thereafter from year to year, provided that each such continuance is approved at least annually by a vote of each Board, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Agreement may be terminated at any time, without penalty, by a vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund on sixty (60) days written notice to the Distributor or by the Distributor on sixty (60) days written notice to such Fund.

Sales Charges

Moving between share classes

Requests to “move” an investment between share classes (within the same Fund or between different Funds) generally will be processed as an exchange of the shares currently held for shares in the new class or Fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class A shares for Individual Investor Class or Institutional Class shares — If a shareholder exchanges Class A shares subject to a contingent deferred sales charge for Individual Investor Class or Institutional Class shares, the shares will be subject to any applicable Class A contingent deferred sales charges on shares redeemed within 18 months of the purchase of the relevant Class A shares.

Class A Purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Advisers, or by his or her designee, Class A shares of the Funds may be sold at net asset value to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the Funds managed by the Advisers, current or retired employees of the Advisers and the Sub-Adviser, certain family members of the above persons, and trusts or plans primarily for such persons;

(2)	currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(3)	currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the Funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(4)	companies exchanging securities with the relevant Fund through a merger, acquisition or exchange offer;

(5)	insurance company separate accounts;

(6)	accounts managed by subsidiaries of the Advisers or the Sub-Adviser;

(7)	The Advisers, the Sub-Adviser and their affiliated companies;

(8)	an individual or entity with a substantial business relationship with the Advisers or the Sub-Adviser or their affiliates, or an individual or entity related or relating to such individual or entity;

(9)	wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of the Advisers or the Sub-Adviser and

(10)	full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Moving between accounts — Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

•	required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Funds’ IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by a Fund under its Class A plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

Sales Charge Reductions and Waivers

Reducing your Class A sales charge

As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the “Statement”), you enter into a nonbinding commitment to purchase shares of the Funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if  necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

•	individual-type employee benefit plans, such as an IRA, single-participant Keogh type plan, or a participant account of a 403(b) plan that is treated as an individual type plan for sales charge purposes;

•	SEP plans and SIMPLE IRA plans;

•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

•	trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Funds to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts); or

•	endowments or foundations established and controlled by you or your immediate family.

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

•	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

•	for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes, or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the Funds.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the Funds to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the Funds.

Right of reinvestment — As described in the prospectus, certain transactions may be eligible for investment without a sales charge pursuant to the Funds’ right of reinvestment policy. Recent legislation suspended required minimum distributions from individual retirement accounts and employer-sponsored retirement plan accounts for the 2009 tax year. Given this suspension, proceeds from an automatic withdrawal plan to satisfy a required minimum distribution may be invested without a sales charge for the 2009 tax year, or any subsequent period, to the extent such legislation is extended. This policy is subject to any restrictions regarding the investment of proceeds from a required minimum distribution that may be established by the transfer agent.

CDSC waivers for Class A shares

As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•	Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•	Redemptions through a systematic withdrawal plan (“SWP”). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. In the case of a SWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means:

•	in the case of Class A shares, your investment in Class A shares of all the Funds. CDSC waivers are allowed only in the cases listed here and in the prospectus.

Registration Statement

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.  Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

MISCELLANEOUS INFORMATION

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended December 31, 2014 and the report thereon of Ernst & Young, LLP are incorporated herein by reference to the Funds’ annual report. The financial statements and financial highlights audited by Ernst & Young, LLP for the year ended December 31, 2014 incorporated by reference into the prospectus and this SAI have been so incorporated in reliance upon their report given on their authority as experts in accounting and auditing. Copies of the annual report are available upon request by writing to Pax World at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801, telephoning Pax World (toll-free) at 800-767- 1729, visiting Pax World’s web site at www.paxworld.com or visiting the Securities and Exchange Commission’s website at www.sec.gov.

APPENDIX A

PAX WORLD MANAGEMENT LLC AND PAX ELLEVATE MANAGEMENT LLC PROXY VOTING GUIDELINES

ESG Principles and Proxy Voting

The corporation is a legal device that allows people to contribute knowledge, capital, and labor to create value. As such, it requires the cooperation of many people, most of them strangers to each other, in order to work toward the common goal of adding value. That cooperation is defined by corporate governance: the rules and charter by which corporations are owned, managed, and overseen by shareowners, management, and directors, respectively.

Pax World believes that well-governed companies are attentive not only to the financial interests of their investors, but also to the environmental, social and governance (ESG) concerns that affect shareowners and stakeholders. These companies openly engage with their stakeholders and consider the long-term implications of their actions with a focus on creating durable, sustainable value.

Just as our ESG criteria helps us identify well-managed companies, shareowner activism helps us continually improve the financial, environmental, social and corporate governance performance of the companies we invest in. One of the ways that we engage with companies is through proxy voting. Pax World seeks to vote proxies in a way that is consistent with our ESG criteria, which we apply to all companies, and the ESG principles and criteria outlined in this document.

Our governance criteria are based on seven principles- loyalty, accountability, transparency, equity, receptiveness, durability, and sustainability- which are explained in further detail in this document.

Pax World acknowledges that the environmental and social challenges companies face generally reflect sector and industry-specific issues; in some cases these challenges may even be company-specific. For these reasons, we address environmental and social matters in this document from a principles approach, as it is impossible to address every specific environmental and social issue that may arise. However, we generally believe that full disclosure of environmental and social policies, programs, and performance are characteristics and enablers of sustainable management, and will, in general, support all efforts for increased ESG disclosure, except where the intent of a specific proposal is clearly counter to the advancement of sustainable management.

Our goal in shareowner engagement and proxy voting is to promote the long-term, sustainable growth of our investments by encouraging sound and sustainable governance of corporations.

Global Best Practices and International Proxy Voting

Pax World invests in companies in a variety of countries and markets, voting proxies around the globe each year. Every market has unique rules, reporting requirements, and ESG practices and standards. Pax World strives to stay abreast of new and emerging issues in these markets, and how they relate to global best practices for ESG issues. Pax World seeks to vote all proxies in accordance with these ESG principles, but will also consider specific environmental, social, and governance practices and disclosure standards in each market.

Where we see room for improvement in a specific market we seek to work with other institutional shareowners to encourage reform or improvement. Pax World may also engage specific issuers, industries, or international market regulators, when appropriate, to inform them of global best practices and to outline how they may improve ESG performance or disclosure.

Governance

As investors, we want the companies we invest in to prosper. We invest in them precisely because we believe that they offer the best opportunities to create long-term, sustainable value for our shareowners. In order to create that value, we believe that companies must be managed according to seven principles of sustainable governance: loyalty, accountability, transparency, equity, receptiveness, durability, and sustainability. These principles are reflected throughout our Proxy Voting Guidelines and are used as a guide to voting when new issues emerge.  These principles are interrelated and interdependent. For example, the duty of loyalty can be compromised if there is not equity among shareowners; accountability demands transparency; durable value cannot be created without fidelity to the principle of sustainability. But we believe that these principles also have important unique characteristics, despite their interrelatedness.

Loyalty. The primary duty of the board of directors is to oversee management on behalf of, and in the interest of, shareowners. No modem publicly-traded corporation can possibly be run on a day to day basis by a consensus of its owners, the shareowners.

Shareowners elect directors to guide and monitor the company’s management, to assure that the company is being managed in such a way as to safeguard the interests and assets of its owners, rather than in the managers’ own interest. This is the duty of loyalty.

Accountability. Accountability is central to the effective functioning of a governance structure. At well-governed companies, the board is accountable to shareowners for its stewardship and oversight of management. Management is accountable to directors and shareowners. Each of these parties has some accountability to the company’s internal and external stakeholders. We believe that full accountability is necessary for the creation of sustainable value. Accountability should be built into the major governing structures of all corporations and their boards.

Transparency. There can be no accountability without transparency. Shareowner trust in directors and managers must be built on a foundation of information. To be transparent, corporate disclosures must also be understandable: as free as possible of jargon and technical language that often serves to intimidate and obscure, rather than illuminate.

Equity. Accountability depends on the ability of shareowners to express their views, at a minimum through the proxy vote. Unequal voting rights, such as dual share classes or voting right ceilings, create a condition in which management is able to concentrate voting rights in its own hands. Since the proxy, and the shareowner vote, is the primary mechanism to enforce accountability, the existence of unequal voting rights runs counter to the principle of accountable corporate governance.

Receptiveness. Managers will always know more about the enterprises they manage than the shareowners, and it is impractical to think that shareowner activism can be a substitute for managerial judgment and acumen, or the directors’ oversight and counsel. However, it is also important for corporations to be able to hear the concerns of their shareowners, for no management team or board of directors can anticipate every issue or create perfect strategy, all the time. For the directors to exercise loyalty and the management accountability there must be reasonable provisions for shareowners to express their views and preferences with directors, at a minimum, and preferably with management as well. Similarly, the board should be responsive to shareowner sentiment and take action when shareowner proposals receive significant support from shareowners.

Durability. Pax World is a long-term investor. While some new information can and should make a difference over very small timeframes, we believe many determinants of value—intelligent strategy and sustainable management— are generally long-term in nature and do not shift as frequently or as much as do security prices. This is not a new idea: a quarter-century ago, Robert Shiller showed that stock prices were far more volatile than any tangible measure of corporate value, such as discounted cash flows. In our view, much of the activity in stock markets puts far too much emphasis on short-term information and too little on more durable measures.

Sustainability. Sustainability is the best foundation on which to build long-term financial value. While there have been enormous profits made in the short run by consciously unsustainable practices, we believe that corporations’ ability to hide unsustainable operations, or to persist in pursuing them for years, is increasingly limited by the global spread of watchdogs with more sophisticated communications and information technology. The gap between unsustainable exploitation and possible reputational damage is shrinking.

Reputation is important to corporations, and therefore to their investors. But it is by no means the only reason for our emphasis on sustainability. In 1986, when the population of the Earth first exceeded 5 billion people, we began to outstrip the long-term carrying capacity of the planet, and we have been drawing down the Earth’s endowment of resources ever since. We no longer have the luxury of worrying about sustainability on some undefined tomorrow. We face a sustainability crisis today, and through these Proxy Voting Guidelines Pax World hopes to make a positive contribution toward stemming and ultimately reversing that crisis.  These principles are reflected throughout our Proxy Voting Guidelines and are used as a guide to voting when new issues emerge.

Director Elections

Directors are stewards of shareowner interests. An effective board is independent in letter and action, elected annually, diverse, attentive and accountable. Though national and state standards of governance may vary, these principles of directorships are constant.

Pax World will generally withhold from or vote against slates of director nominees in the following situations:

•	When there are no women on the board of directors, in countries where the average percentage of women on boards of directors of publicly traded companies is generally less than 5 percent.

•	When there are no minorities on the board of directors. In cases where we are unable to determine the racial or gender make-up of the board of directors, Pax World will assume that the board is lacking this diversity and will vote accordingly.

•	When the board is elected in staggered classes and has not disclosed plans to declassify the board.

•	When there are significant takeover defenses in place that we believe prevent minority shareowners from having a significant voice in a company’s governance practices.

•	When the company has implemented what we believe are significant changes without shareowner approval. Examples of significant changes may include, but are not limited to, reincorporation, options repricing, or the adoption of a poison pill.

•	When a resolution receives majority support from shareowners and the board fails to take steps to implement the provisions of the resolution.

•	When the board is not majority independent or does not meet market standards of independence, whichever is greater.

•	When major governance failures or acts of fraud have occurred that we believe have not been sufficiently addressed by the company.

•	When the company has not disclosed the identities of director nominees to all shareowners.

•	Pax World will generally withhold from or vote against certain board committee members in the following situations:

•	From audit committee members when the company has not sought ratification of auditors by shareowners.

•	From audit committee members when the company is not in compliance with financial reporting standards such as Sarbanes-Oxley Act Section 404.

•	From the audit committee when the company has indemnified its auditors from liability.

•	From compensation committee members when we believe compensation is not effectively linked to performance, when it does not include both upside and downside risk, when it includes tax gross-ups as a perquisite, when the total amount of perquisites not linked to performance is high compared with peers, when different peer groups are used to benchmark performance and compensation, or when the compensation committee changes performance hurdles for performance-based compensation, except in extraordinary circumstances.

•	From the compensation committee when we determine that there is inadequate disclosure related to the use of compensation consultants, including fees paid to compensation consultants.

•	Pax World will generally withhold from or vote against individual nominees in the following situations:

•	In countries where the percentage of women on boards of directors is more than 5 percent, Pax World will withhold from or vote against male director nominees when there are less than two women on boards of directors.

•	From a director and nominating committee chair when the director is employed full-time and serves on three or more public or private company boards.

•	From a director that has failed to attend at least 75% of board meetings in the last year.

•	From the CEO and nominating committee chair when the positions of CEO and Chair are held by the same person and a lead independent director has not been appointed.

•	From any director that we believe has a conflict of interest, is engaged in interlocking directorships, or related party transactions.

•	From the nominating committee chair when the audit, compensation and nominating committees are not comprised entirely of independent directors.

•	From the board Chair or controlling shareowner when there are unequal voting rights in place or a controlling shareowner.

•	From problem directors, such as those that have been at other corporations where we believe there have been significant financial or governance failures.

Compensation

Compensation should be designed to create an incentive for long-term performance and to align the interests of executives and employees with the interests of shareowners. Compensation practices should be evaluated not only on the quantity of awards or potential awards, but also on the quality of the compensation and related disclosure. Compensation and performance metrics should be disclosed in plain English with a level of specificity that clearly outlines the purpose of compensation and how the compensation components are aligned with that purpose. In addition, compensation practices should instill accountability through an advisory vote on compensation, clawback provisions in the event of restatements or other instances of fraud or malfeasance, and shareowner approval of all employment contracts. To ensure that compensation is fair and reasonable, we believe that performance hurdles should be indexed to peers or industry performance, that compensation plans should prohibit repricing (except in extenuating circumstances) and that CEOs should be prohibited from engaging in hedging.

Executive Compensation

Executive compensation should attract well-qualified executives; create an incentive for them to perform well and in shareholders’ best interest and reward good performance.

Fair. Compensation should reflect performance both on the upside and the downside; it should be in line with compensation at peer companies (indexed to peer or industry performance) and should be reasonable when compared to other employees at the company.

Performance-Based. Compensation should be linked to performance in such a way that it creates incentives for executives to perform well in the long term. It should also include down-side risk and should not allow hedging or other practices that remove the link between performance and compensation.

Long Term. Compensation should be designed to drive long-term, durable performance and should, therefore, be linked to performance metrics (financial, environmental, social, or governance related) that are aimed at long-term performance

Transparent. Executive compensation should be straightforward and clear. For US companies, it should be written in plain English, as the SEC has repeatedly emphasized.

Pax World will generally vote against executive compensation packages that meet a significant number of the following criteria:

•	Include the use of tax gross-ups

•	Include what we believe are a significant numbers of perquisites unless they are considered to be in the best interest of shareowners (such as security plans).

•	Include stock option awards to executives that we believe are excessive relative to other types of compensation and compared with peers, especially when the executives to whom the options would be awarded already own large numbers of shares (in which case further awards would have limited impact on executive incentives)

•	Include stock awards that vest based solely on tenure rather than performance

•	Include compensation based on the performance of a defined benefit pension plan

•	Include retirement plans that are not available to all employees

•	Include significant factors that are not linked to performance. Examples may include, but are not limited to, Golden Parachutes, Golden Hellos, and Golden Coffins.

Pax World will generally vote in favor of proposals that we believe promote accountability in compensation practices, such as proposals for the adoption of an advisory vote on executive compensation. Pax World will generally vote in favor of proposals that we believe are consistent with the principles of executive compensation outlined above.

Director Compensation

Pax World concurs with the Council of Institutional Investors that director compensation is intended to attract and retain highly qualified directors, and to align their interests with those of shareowners. Director compensation should be designed to uphold the following principles:

Talent. Director compensation should help attract and retain qualified individuals to serve as directors.

Shareowner Stewardship. Directors are stewards of shareowner interests. For this reason, director compensation plans should align the interests of directors and shareowners.

We believe that an effective director compensation plan should include equity grants that vest immediately, require that directors hold a minimum amount of shares and should exclude stock options and other performance-based components and perquisites.

•	Pax World will generally vote on director compensation plans in accordance with these principles.

Omnibus Compensation Plans

Pax World believes that compensation plans can be an effective way to create incentives for improved performance throughout the organization. They can also help attract and retain talented employees. Omnibus compensation plans should be designed compensate a broad base of employees and align their interests with those of shareowners. Plans should be renewed in a timely manner and companies should provide detailed information about the specifics of the plan.

•	Pax World will generally vote against compensation plans when the company’s overall dilution, including dilution associated with the proposed plan, exceeds 10% and the company’s burn rate exceeds 2%.

•	Pax World will generally vote against compensation plans that allow reloading of stock options.

•	Pax World will generally vote against plans that allow repricing of stock options. Pax World may support stock option repricing if the company indexes options to peers and we determine that the company’s performance is tied to general market or industry trends.

•	Omnibus Plan Renewals: Pax World will vote omnibus compensation plan renewals case-by-case taking into consideration the timeliness of the renewal and the level of detail provided by the company about the plan.

•	Employee Stock Purchase Plans: Pax World will generally vote in favor of employee stock purchase plans when the discount price associated with the plan is 85% or higher and the purchase window is reasonable.

Compensation Consultants

Pax World acknowledges that the use of compensation consultants by compensation committees is common. Pax World believes that companies that use compensation consultants should disclose information about the fees paid to compensation consultants so that investors can determine if a potential conflict of interest exists. Since shareowners generally do not have the option to vote on the use of compensation consultants, or the compensation consultants themselves, issues related to compensation consultants are generally addressed through compensation committee director elections. See director elections for information about how Pax World generally votes on matters related to compensation consultants.

Shareowner Rights

Shareowners have a vested interest in the direction of the companies they own, an interest that directors are obliged to protect. Because of this relationship, shareowners should have access to directors through channels that are independent of management. Shareowner access to directors and the proxy provides a system of accountability between the executives, directors and shareowners.

Nominate Director Candidates: Pax World will generally vote in favor of proposals that make it easier for shareowners to nominate directors candidates. Pax World will generally vote against proposals that make it more difficult for shareowners to nominate director candidates.

•	Written Consent: Pax World will generally vote in favor of proposals that decrease or remove restrictions on the ability of shareowners to act by written consent. Pax World will generally vote against proposals that seek to limit shareowner ability to act by written consent.

•	Special Meetings: Pax World will generally vote in favor of proposals that decrease or remove restrictions on shareowner ability to call special meetings. Pax World will generally vote against proposals to restrict shareowner ability to call special meetings.

•	Supermajority Voting: Pax World will generally vote in favor of proposals to lower requirements for supermajority voting. Pax World will generally vote against proposals to adopt or raise supermajority voting requirements.

•	Cumulative Voting: Pax World will generally vote in favor of proposals to adopt cumulative voting and against proposals to eliminate cumulative voting.

•	Reincorporation: Pax World will generally vote in favor of management proposals that require a company to reincorporate in a state with stronger protections of shareowner rights. Pax World will vote shareowner proposals requiring reincorporation on a case-by-case basis.

Capital Structure

Pax World believes that companies should have the ability to raise capital or alter the capital structure of the company, within reasonable limits, to enable it to operate effectively and efficiently while not harming or diluting shareowner value.

•	Pax World will generally vote in favor of proposals that seek to increase share capital up to 20% when all shareowners are entitled to participate equally. Pax World will generally vote in favor of proposals that seek to increase the share capital up to 5% when all shareowners are not entitled to participate equally.

•	Pax World will generally vote in favor of share buybacks unless there are indications that the buyback is not in the best interest of shareowners.

Board Structure & Procedures

•	Board Size: Pax World believes that boards of directors should be large enough to include diverse ideas and perspectives and to manage the workload of the board of directors, but not too large so as inhibit effective decision making. Pax World will generally vote in favor of proposals that seek to set the board size between six and 15 members.

•	Board Structure: Pax World prefers directors to be elected annually and boards that are comprised by a majority of independent directors. For these reasons, Pax World will generally vote in favor of proposals that seek the declassification of boards and the elimination of a two-tiered board structure. Accordingly, Pax World will generally vote against proposals to adopt staggered director elections or a two-tiered structure.

•	Independent Chair: Pax World will generally vote in favor of proposals that would require that the board include an independent Board Chair. Pax World will generally abstain from proposals that would require that the board include a lead independent director as we believe that a lead independent director is a less effective means to increase board independence than an independent chair.

•	Ratification of Board Acts, Director Liability and Indemnification: Pax World will generally vote against proposals that could limit directors’ liability for unspecified acts. Pax will vote on a case by case basis for proposals to limit directors’ liabilities in specific circumstances.

•	Diversity: Pax World will generally vote in favor of proposals that would require the board to consider women and minority candidates in every director search.

•	Director Terms: Pax World will generally vote against proposals that seek to limit the tenure of independent directors.

Operational Matters

Shareowner meetings represent a formal engagement between companies and their owners, the shareowners. As part of this process, shareowner approval may be sought on certain routine or operational items. In general, shareowners should be provided adequate time and materials to consider agenda items. Shareowners should have reasonable access to the board in general and at shareowner meetings. Shareowners should be provided information to evaluate the independence of key support services, such as auditors and compensation consulting services. In addition, operational and routine matters should provide a system of checks and balances between management, shareowners, and the board.

•	Adjourn meeting: Pax World will generally vote in favor of proposals to adjourn meetings, but will generally vote case-by-case to adjourn the meeting in proxy contests.

•	Transact Other Business: Pax World will generally vote against proposals to transact other business that may come before the meeting, except in instances where adequate disclosure has been provided to effectively evaluate what this business may entail.

•	Meeting Formalities: Pax World will generally vote in favor of proposals to carry out meeting formalities.

•	Alter Meeting Date, Time or Location: Pax World will generally vote proposals to alter meeting date, time or location on a case-by-case basis.

•	Auditor Ratification & Audit Fees: In evaluating auditor ratification and audit fees, Pax World will consider auditor independence. Pax World will generally vote in favor of proposals to ratify auditors or audit fees unless the auditor is not independent or has an agreement with the company that calls into question the auditor’s independence, has rendered an inaccurate opinion regarding the company’s financial reports or position, or received non-audit related fees that comprise more than 25% of total fees received from the company.

•	Auditor Indemnification or Limitation of Liability: Auditors should be independent of the company and accountable to both the company and its shareowners. Pax World will generally vote against proposals that seek to limit liabilities for or indemnify auditors.

•	Statutory Auditors: Though Pax World prefers that auditors are independent, we recognize that in certain markets it is customary to have inside auditors. Pax World will vote on statutory auditor matters on a case- by-case basis.

Takeover Defenses

Pax World believes the takeover defenses can prevent management from exploring opportunities that may be in the company’s and shareowners’ best interest. Proposals related to takeover defenses should always be put forth for shareowner consideration.

•	Pax World will generally vote against takeover defense plans, except in situations where we determine that a particular takeover defense is in the best interest of shareowners.

Mergers & Acquisitions

Pax World acknowledges the complex and varied nature of mergers and acquisitions. In evaluating mergers and acquisitions, members of the Sustainability Research and Portfolio Management Departments work in partnership to evaluate the potential financial and ESG strengths and weaknesses of a particular transaction. Pax World generally considers a number of criteria in evaluating the ESG impact of merger and acquisition events including, but not limited to, environment, climate change, community, diversity, gender empowerment, human rights, indigenous peoples’ welfare, labor relations, product safety and integrity, workplace health and safety, and corporate governance. In addition, Pax World may also consider factors such as the industry and geography.

•	Pax World will vote mergers and acquisitions on a case-by-case basis.

Political Contributions & Lobbying Expenditures

Though Pax World prefers that companies not engage in political activities, we acknowledge that companies do make political contributions and engage in lobbying.

•	Pax World will generally vote in favor of proposals that would result in increased transparency around political activities and contributions.

Environmental Matters

Every company has some impact on the environment. Environmental impacts can include consumption of resources, including energy; creation and disposition of waste products (including discharges to all media: air, water, and soil); and impacts on biodiversity and habitat. We believe that good stewards of these environmental impacts pay attention to the entire lifecycle of the product in question; disclose policies and performance in enough detail to understand specific areas of risk and opportunity; and are mindful of emerging environmental issues both in their own operations and throughout their supply chains.

Pax World will generally vote in favor of resolutions that ask companies to undertake initiatives to track, report on, and manage the environmental impacts of their business, including significant upstream and downstream impacts. The landscape of corporate environmental impact shifts frequently, and we do not believe it is useful to attempt to enumerate our policy on each issue. The list below includes some of the major environmental issues that have often appeared on corporate proxies.

Climate Change. Pax believes that well-managed companies are transparent about their own contributions to climate change and report on their own mitigation and adaptation efforts. The majority of the world’s remaining reserves of fossil fuels cannot be burned before 2050 without committing the world to more than two degrees additional warming. This concept is termed “unburnable carbon.” We believe that every company has a role to play in reducing the use of fossil fuels, but that companies in the business of producing these fuels have particular obligations to report on the risks of unburnable carbon.

Pax World will generally vote in favor of proposals that request that companies disclose their potential risks from climate change, or that request disclosure or development of policies or programs to mitigate their climate change risk and impact.

For fossil fuel companies, Pax World will generally vote against or withhold votes from the chair of the risk committee or governance committee if the company does not address at least the physical risks to the company of climate change in its financial reporting, and at best the risks to its business model of unburnable carbon. If the company does not have a risk or governance committee, Pax will generally vote against or withhold votes from the board chair.

Water. Pax World believes that companies are vulnerable to the risks associated with increasing challenges related to water access, extreme weather and sea-level rise.

•	Pax World will generally vote in favor of proposals that request that companies acknowledge and report on their water-related risk, or that request disclosure or development of policies and programs to mitigate those risks.

Commitment & Transparency. Pax World believes that companies that disclose their environmental policies, programs and performance are better managed and less likely to experience problems with environmental compliance or suffer reputational damage as a result of environmental mismanagement. Companies may communicate their environmental policies and commitments through sustainability, GRI reporting, issue-based environmental reporting such as the Carbon Disclosure Project, or as members in industry-specific initiatives such as the Equator Principles and Responsible Care.

Pax World will generally vote in favor of proposals that request that companies adopt policies regarding their environmental commitments and practices and those that request that companies increase reporting of environmental matters.

Social Matters

Pax World believes that well-managed companies are attentive to social impacts, and take appropriate steps to measure, manage, and disclose policies, programs, and performance with respect to social impacts. Pax World will generally support proposals that request that companies undertake reasonable efforts to measure, manage, and report on their social impacts, including impacts throughout their supply chains. Corporations have a variety of impacts on society including, but not limited to, the following categories:

Diversity. Companies that have strong diversity policies and programs and those that disclose the performance and success of those programs are, we believe, less vulnerable to disruptions as a result of workplace strife, exceptional turnover, costly lawsuits and reputational damage.

•	Pax World will generally vote in favor of proposals that request disclosure of a company’s workforce diversity data and those that request that companies expand their equal employment opportunity statement to include sexual orientation or gender identity.

Gender Empowerment. Pax World believes that companies that take affirmative steps to attract, retain and promote women and to advance gender equity and women’s empowerment in the workplace and beyond are better-managed companies.

•	Pax World will generally vote in favor of proposals that request the adoption of committee charter language that would require the company to consider female and/or minority candidates in every director search and those that seek increased disclosure of policies and program aimed at promoting gender equity and empowerment.

Human Rights. Pax believes it is the responsibility of businesses to protect and uphold human rights in their own operations and throughout their supply chain. It is also critical for companies to manage human rights as failing to do so can result in costly legal and reputational risk.

Repressive Regimes: Pax World will generally vote in favor of proposals that request that companies adopt policies regarding, or increase reporting around any involvement with, repressive regimes or conflict zones.

Human Trafficking: Pax will generally vote in favor of proposals that request that companies adopt policies to prohibit human (labor and sex) trafficking or programs to educate employees and consumers about related risks.

Negative Images & Stereotyping: Pax will generally vote in favor of proposals that request that companies develop policies governing the use of images of indigenous peoples, women or other identifiable groups in their advertising, brand, or mascots.  Indigenous Peoples’ Welfare. Pax World believes a company’s effectiveness in managing indigenous relations is an indicator of management quality. Failing to address indigenous relations issues when they arise can pose reputational, regulatory and financial risks to corporations.

•	Pax World will generally vote in favor of proposals requesting that companies develop policies or programs to prevent or mitigate harm to indigenous peoples, or that request that companies report on their impacts to indigenous peoples.

Labor Relations. Pax World believes that constructive labor management relations are an indicator of sound management and a sustainable business model.

•	Pax World will generally vote in favor of proposals that request that companies adopt policies or codes of conduct that address employees’ rights to collective bargaining or other labor relations issues that protect employees’ rights.

Product Safety and Integrity. Pax World believes that a company’s failure to comply with regulatory requirements and problems associated with product safety or product promotion can have far-reaching, negative consequences for consumers and therefore can result in reputational and financial damage to the company. Product recalls, often as a result of product safety issues, in particular, can cause considerable harm to a company’s revenues, reputation, profitability, publicity and brand integrity.

•	Pax World will generally vote in favor of proposals that request that companies take steps to improve product- related safety performance or report on product safety and integrity issues. These issues may include, but are not limited to, toxicity, animal welfare, nanomaterials, and product recalls.

Workplace Health and Safety. Pax World believes a company’s commitment to workplace and employee safety is a key component of its overall sustainability profile. The costs of workplace accidents can grow quickly when factoring in workers’ compensation payments, legal expenses associated with litigation, regulatory penalties and compliance costs.

•	Pax World will generally vote in favor of proposals that request that companies adopt policies to address workplace health and safety and increase disclosure of workplace safety practices and performance.

Community. Pax World believes that companies that are committed to having a positive impact on the communities in which they operate tend to be better-managed companies. Not only are these companies better able to avoid reputational and legal risks that can result from negative community relations — positive community relations are often an indication of superior management.

•	Pax World will generally vote in favor of proposals that request that companies adopt policies or report on practices that govern community engagement.

 APPENDIX B

WOMEN’S EMPOWERMENT PRINCIPLES

1. Establish high-level corporate leadership for gender equality.

a.	Affirm high-level support and direct top-level policies for gender equality and human rights.

b.	Establish company-wide goals and targets for gender equality and include progress as a factor in managers’ performance reviews.

c.	Engage internal and external stakeholders in the development of company policies, programmes and implementation plans that advance equality.

d.	Ensure that all policies are gender-sensitive identifying factors that impact women and men differently and that corporate culture advances equality and inclusion.

2. Treat all women and men fairly at work — respect and support human rights and nondiscrimination.

a.	Pay equal remuneration, including benefits, for work of equal value and strive to pay a living wage to all women and men.

b.	Ensure that workplace policies and practices are free from gender-based discrimination.

c.	Implement gender-sensitive recruitment and retention practices and proactively recruit and appoint women to managerial and executive positions and to the corporate board of directors.

d.	Assure sufficient participation of women 30% or greater in decision-making and governance at all levels and across all business areas.

e.	Offer flexible work options, leave and re-entry opportunities to positions of equal pay and status.

f.	Support access to child and dependent care by providing services, resources and information to both women and men.

3.  Ensure the health, safety and well-being of all women and men workers.

a.	Taking into account differential impacts on women and men, provide safe working conditions and protection from exposure to hazardous materials and disclose potential risks, including to reproductive health.

b.	Establish a zero-tolerance policy towards all forms of violence at work, including verbal and/or physical abuse, and prevent sexual harassment.

c.	Strive to offer health insurance or other needed services including for survivors of domestic violence and ensure equal access for all employees.

d.	Respect women and men workers’ rights to time off for medical care and counseling for themselves and their dependents.

e.	In consultation with employees, identify and address security issues, including the safety of women traveling to and from work and on company-related business.

f.	Train security staff and managers to recognize signs of violence against women and understand laws and company policies on human trafficking, labour and sexual exploitation.

4. Promote education, training and professional development for women.

a.	Invest in workplace policies and programmes that open avenues for advancement of women at all levels and across all business areas, and encourage women to enter nontraditional job fields.

B-1

b.	Ensure equal access to all company-supported education and training programmes, including literacy classes, vocational and information technology training.

c.	Provide equal opportunities for formal and informal networking and mentoring.

d.	Offer opportunities to promote the business case for women’s empowerment and the positive impact of inclusion for men as well as women.

5.  Implement enterprise development, supply chain and marketing practices that empower women.

a.	Expand business relationships with women-owned enterprises, including small businesses, and women entrepreneurs.

b.	Support gender-sensitive solutions to credit and lending barriers.

c.	Ask business partners and peers to respect the company’s commitment to advancing equality and inclusion.

d.	Respect the dignity of women in all marketing and other company materials.

e.	Ensure that company products, services and facilities are not used for human trafficking and/or labour or sexual exploitation.

6.  Promote equality through community initiatives and advocacy.

a.	Lead by example—showcase company commitment to gender equality and women’s empowerment.

b.	Leverage influence, alone or in partnership, to advocate for gender equality and collaborate with business partners, suppliers and community leaders to promote inclusion.

c.	Work with community stakeholders, officials and others to eliminate discrimination and exploitation and open opportunities for women and girls.

d.	Promote and recognize women’s leadership in, and contributions to, their communities and ensure sufficient representation of women in any community consultation.

e.	Use philanthropy and grants programmes to support company commitment to inclusion, equality and human rights.

7.   Measure and publicly report on progress to achieve gender equality

a.	Make public the company policies and implementation plan for promoting gender equality.

b.	Establish benchmarks that quantify inclusion of women at all levels.

c.	Measure and report on progress, both internally and externally, using data disaggregated by gender.

d.	Incorporate gender markers into ongoing reporting obligations.

e.	Incorporate gender markers into ongoing reporting obligations.

B-2

PART C

OTHER INFORMATION

Item 28. Exhibits

(a) Articles of Incorporation. Agreement and Declaration of Trust of Registrant dated May 25, 2006. Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s registration statement on Form N-1A.

(b) By-Laws. Bylaws of Registrant. Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s registration statement on Form N-1A.

(c) Instruments Defining Rights of Securities Holders. Incorporated by reference to the following sections of the Agreement and Declaration of Trust listed above as Exhibit 23(a): Article III, Section 6, part (e); Article III, Sections 7-9; and Article V, Sections 1-6.

(d) Investment Advisory Contracts.

(1) Amended and Restated Management Contract between Registrant and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant’s registration statement on Form N-1A.

(2) Investment Advisory Contract between Registrant and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No.60 to the Registrant’s registration statement on Form N-1A.

(3) Amended and Restated Investment Advisory Contract between Registrant and Pax World Management Corp. Incorporated by reference to the Registrant’s registration statement on Form N-14 filed December 18, 2013.

(4) Second Amended and Restated Investment Advisory Contract between Registrant and Pax World Management Corp. To be filed by amendment.

(5) Form of Sub-Advisory Contract among Registrant, Pax World Management Corp. and Impax Asset Management Ltd. Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s registration statement on Form N-1A.

(6) Asset Allocation Sub-Advisory Agreement between Morningstar Associates, LLC and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(7) Sub-Advisory Agreement between ClearBridge Advisors, LLC and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(e) Underwriting Contracts. Distribution Agreement between Registrant and ALPS Distributors, Inc. Incorporated by reference to Post-Effective Amendment No. 66 to the Registrant’s registration statement on Form N-1A.

(f) Bonus or Profit Sharing Contracts. Not applicable.

(g) Custodian Agreements. Custodian Agreement between Registrant and State Street Bank and Trust Company. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

(h) Other Material Contracts.

(1) Form of Transfer Agency Services Agreement between Registrant and Boston Financial Data Services, Inc. Incorporated by reference to Post-Effective Amendment No. 66 to the Registrant’s registration statement on Form N-1A.

(2) Form of Indemnification Agreement. Incorporated by reference to Post-Effective Amendment No. 55 to the Registrant’s registration statement on Form N-1A.

(i) Legal Opinion.

(1) Opinion of Ropes & Gray LLP. Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s registration statement on Form N-1A.

(2) Opinion of Ropes & Gray LLP. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(3) Opinion of Ropes & Gray LLP. Incorporated by reference to Post-Effective Amendment No. 71 to the Registrant’s registration statement on Form N-1A.

(4) Opinion of Ropes & Gray LLP. To be filed by amendment.

(j) Other Opinions.

(1) Consent of Ernst & Young LLP. To be filed by amendment.

(k) Omitted Financial Statements. Not applicable.

(l) Initial Capital Agreements. Not applicable.

(m) Rule 12b-1 Plan.

(1) Distribution and Service Plan for Individual Investor Class Shares. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

(2) Distribution and Service Plan for R Class Shares. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

(3) Distribution Plan for Class A Shares. Incorporated by reference to Post-Effective Amendment No. 68 to the Registrant’s registration statement on Form N-1A.

(4) Distribution Plan for Class C Shares. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(5) Shareholder Services Plan for Class C Shares. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(n) Rule 18f-3 Plan. Fourth Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3. To be filed by amendment.

(p) Code of Ethics.

(1) Joint Code of Ethics of Registrant and the Adviser. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

(2) Code of Ethics of the Distributor. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(3) Code of Ethics for Morningstar Family of Registered Investment Advisors. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(4) Code of Ethics for ClearBridge Advisors. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(5) Code of Ethics for Impax Asset Management Ltd. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

Item 29. Persons Controlled by or Under Common Control with the Registrant

Pax World Funds Series Trust III (Massachusetts)

Item 30. Indemnification

Article Five of the Bylaws of Registrant (“Article Five”) provides that the Registrant shall indemnify each of its trustees and officers, and each person who serves at the Registrant’s request as a director, officer, or trustee of another organization in which the Registrant has any interest as a shareholder, creditor, or otherwise, and the heirs, executors and administrators of each of them (“Covered Persons”).

The Registrant shall indemnify each Covered Person against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines or penalties, and counsel fees reasonably incurred by the Covered Person, in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which the Covered Person is or was involved as a party or otherwise or with which the Covered Person is or was threatened, while in office or thereafter, by reason of any alleged act or omission as a trustee or officer or by reason of his or her being or having been a Covered Person, except that:

(i) no Covered Person is entitled to indemnification with respect to any matter as to which he or she is finally adjudicated in any action, suit, or other proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant; and

(ii) no Covered Person is entitled to indemnification against any liability to the Registrant or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree, or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, if it is determined that a Covered Person has not acted in good faith in the reasonable belief that his or her actions were in the best interests of the Registrant or is liable to the Registrant and its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, the Registrant shall provide indemnification without regard for the conditions stated in sections (i) and (ii) in the preceding paragraph if: (a) approved, after notice that it involves such indemnification, by at least a majority of the trustees, who are neither “interested persons” of Registrant, as defined in Section 2(a)(19) of the 1940 Act (or who is exempted from being an “interested person” by rule, regulation, or order of the Securities and Exchange Commission), nor parties to the actions, suits, or other proceedings in question, (or another action, suit, or other proceeding on the same or similar grounds) is then or has been pending (“disinterested, non-party trustees”), acting on the matter (provided that a majority of the disinterested non-party trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that the Covered Person has acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant and is not liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office; or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that the Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant and that such indemnification would not protect the Covered Person against any liability to the Registrant to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Registrant shall pay the expenses, including counsel fees (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), incurred by a Covered Person in respect of any action, suit, or proceeding against which the Covered Person may be entitled to indemnification under Article Five, from time to time in advance of the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the Covered Person to repay to the Registrant amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under Article Five, if (i) the Covered Person has provided appropriate security for such undertaking, or (ii) the Registrant is insured against losses arising from any such advance payments, or (iii) either a majority of the disinterested, non-party trustees of Registrant acting on the matter (provided that a majority of the disinterested, non-party trustees then in office act on the matter), or independent legal counsel as expressed in a written opinion, determines, based on a review of readily-available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification under Article Five. For purposes of the determination or opinion referred to in this section (iii), the majority of disinterested non-party trustees acting on the matter or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Covered Person’s office.

Any approval of indemnification pursuant to Article Five does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Five as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable to Registrant or its shareholders by reason of (a) not acting in good faith in the reasonable belief that such Covered Person’s action was in the best interests of Registrant or (b) to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Article Five also provides that its indemnification provisions are not exclusive and do not affect any other rights to which any Covered Person may be entitled. Nothing contained in Article Five affects any rights to indemnification to which personnel of the Registrant, other than Covered Persons, and other persons may be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of any such person.

The Trust has also entered into Indemnification Agreements with each of its Trustees and its chief compliance officer, a copy of which has been filed as an exhibit to this registration statement, establishing certain procedures with respect to the indemnification described above.

Item 31. Business and Other Connections of the Investment Adviser

Information regarding the business and other connections of Pax World Management LLC and its directors and officers is listed in the Form ADV of Pax World Management LLC as currently on file with the Commission. (File No. 801-8517).

Information regarding the business and other connections of Impax Asset Management Ltd. and its directors and officers is listed in the Form ADV of Impax Asset Management Ltd. as currently on file with the Commission. (File No. 801-67631).

Information regarding the business and other connections of Morningstar Associates, LLC and its directors and officers is listed in the Form ADV of Morningstar Associates, LLC as currently on file with the Commission. (File No. 801-56896).

Item 32. Principal Underwriters

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, BLDRS Index Funds Trust, Brandes Investment Trust, Broadview Funds Trust, Brown Capital Management Mutual Funds, The Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Centaur Mutual Funds Trust, Centre Funds, Century Capital Management Trust, Columbia ETF Trust, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds, DBX ETF Trust, db-X Exchange-Traded Funds Inc., EGA Emerging Global Shares Trust, EGA Frontier Diversified Core Fund, Elkhorn ETF Trust, ETFS Trust, Financial Investors Trust, Firsthand Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, James Advantage Funds, Lattice Strategies Trust, Laudus Funds Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Mairs & Power Funds Trust, Northern Lights Fund Trust (on behalf of the 13D Activist Fund), Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust III, PowerShares QQQ Trust , Principal Exchange-Traded Funds, Reality Shares, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Russell Exchange Traded Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Smead Funds Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Transparent Value Trust, USCF ETF Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Management Trust , and Wilmington Funds.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director
Jeremy O. May	President, Director
Thomas A. Carter	Executive Vice President, Director
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer
Eric Parsons	Vice President, Controller and Assistant Secretary
Steven Price	Vice President, Deputy Chief Compliance Officer
James Stegall	Vice President
Gary Ross	Senior Vice President
Randall D. Young	Secretary
Gregg Wm. Givens	Vice President, Treasurer and Asst. Secretary
Douglas W. Fleming	Assistant Treasurer
Liza Orr	Vice President, Attorney
Taylor Ames	Vice President, PowerShares
Troy A. Duran	Senior Vice President, Chief Financial Officer
Kevin Ireland	Senior Vice President
Mark Kiniry	Senior Vice President
Tison Cory	Vice President, Intermediary Operations
Hilary Quinn	Vice President
Jennifer Craig	Assistant Vice President

*	The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Item 33. Location of Accounts and Records

The accounts, books and other documents relating to shareholder accounts and activity required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained by Boston Financial Data Services, Inc. and are located at 2000 Crown Colony Drive, Quincy, MA 02169. The minutes of the executive sessions of the Registrant’s Board of Trustees are maintained by independent trustees’ counsel, Ropes & Gray LLP, at Prudential Tower, 800 Boylston Street, Boston, MA 02199. All other accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained by the Registrant at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 and by State Street Bank and Trust Company at One Lincoln Street, Boston, MA 02111.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable

NOTICE

A copy of the Agreement and Declaration of Trust of Pax World Funds Series Trust I (the “Registrant”) is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument has been executed on behalf of the Registrant by officers of the Registrant as officers and by trustees of the Registrant as trustees and not individually, and the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

Exhibit Index

j.1	Consent of Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed on behalf of the Registrant in the City of Portsmouth and the State of New Hampshire, on this 15th day of December, 2015.

PAX WORLD FUNDS SERIES TRUST I (Registrant)

By:	/s/ Joseph F. Keefe
Joseph F. Keefe
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Joseph F. Keefe
Joseph F. Keefe	Trustee, Chief Executive Officer	December 15, 2015
(Principal Executive Officer)
/s/ Alicia K. DuBois
Alicia K. DuBois	Treasurer (Principal Financial	December 15, 2015
and Accounting Officer)
Adrian P. Anderson*
Adrian P. Anderson	Trustee	December 15, 2015
D’Anne Hurd*
D’Anne Hurd	Trustee	December 15, 2015
Cynthia Hargadon*
Cynthia Hargadon	Trustee	December 15, 2015
Louis F. Laucirica*
Louis F. Laucirica	Trustee	December 15, 2015
John L. Liechty*
John L. Liechty	Trustee	December 15, 2015
Laurence A. Shadek*
Laurence A. Shadek	Trustee	December 15, 2015
Nancy S. Taylor*
Nancy S. Taylor	Trustee	December 15, 2015

*By:
Maureen Conley As Attorney-in-Fact December 15, 2015